                                          Free Writing Prospectus
                                          Filed Pursuant to Rule 433
                                          Registration Statement No.: 333-131262

INFORMATION IN THESE MATERIALS MAY BE AMENDED OR COMPLETED PRIOR TO SALE,
DATED MAY 7, 2006.

                      STRUCTURAL AND COLLATERAL INFORMATION

                                 $2,637,006,000
                                  (APPROXIMATE)

                  WACHOVIA COMMERCIAL MORTGAGE SECURITIES, INC.
                                    DEPOSITOR

                     WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
     CLASSES A-1, A-2, A-3, A-PB, A-4, A-5, A-1A, A-M, A-J, B, C, D, E AND F

--------------------------------------------------------------------------------
                                 SERIES 2006-C25
--------------------------------------------------------------------------------

                                   MAY 7, 2006
                       Mortgage Loan Sellers and Sponsors
                       WACHOVIA BANK, NATIONAL ASSOCIATION
                                  CWCAPITAL LLC

                                 Master Servicer
                       WACHOVIA BANK, NATIONAL ASSOCIATION

                                Special Servicer
                         CWCAPITAL ASSET MANAGEMENT LLC

                           [WACHOVIA SECURITIES LOGO]

BB&T CAPITAL MARKETS             CREDIT SUISSE                            NOMURA

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                                TABLE OF CONTENTS
Transaction Structure
 Transaction Terms .......................................................    3
 Structure Overview ......................................................    9
Mortgage Pool Characteristics as of the Cut-Off Date

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------

TRANSACTION STRUCTURE
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------
     NOTE: CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE
     MEANINGS ASCRIBED TO THEM IN THE PROSPECTUS SUPPLEMENT DATED MAY 7, 2006.

ISSUE TYPE      Sequential pay REMIC. Class A-1, Class A-2, Class A-3, Class
                A-PB, Class A-4, Class A-5, Class A-1A, Class A-M, Class A-J,
                Class B, Class C, Class D, Class E and Class F Certificates (the
                "Offered Certificates") are offered publicly. All other
                Certificates will be privately placed to qualified institutional buyers or to institutional accredited investors.

CUT-OFF DATE    All Mortgage Loan characteristics are based on balances as of the Cut-Off Date, which is May 11, 2006, with respect to 136
                Mortgage Loans, May 1, 2006, with respect to 11 Mortgage Loans,
                May 5, 2006, with respect to 4 Mortgage Loans and May 6, 2006, with respect to 1 Mortgage Loan. All percentages presented herein are approximate.

MORTGAGE POOL   The Mortgage Pool consists of 152 Mortgage Loans (the "Mortgage
                Loans") with an aggregate principal balance as of the Cut-Off
                Date of $2,862,422,428 (the "Cut-Off Date Pool Balance"),
                subject to a variance of plus or minus 5%. The Mortgage Loans are secured by 173 properties (the "Mortgaged Properties")
                located throughout 34 states. The Mortgage Pool will be deemed to consist of 2 loan groups ("Loan Group 1" and "Loan Group 2"
                and together, the "Loan Groups"). Loan Group 1 will consist of
                (i) all of the Mortgage Loans that are not secured by Mortgaged
                Properties that are multifamily properties and mobile home park properties and (ii) 1 Mortgage Loan that is secured by a mobile home park property. Loan Group 1 is expected to consist of 117
                Mortgage Loans, with an aggregate principal balance as of the
                Cut-Off Date of $2,474,194,093 (the "Cut-Off Date Group 1
                Balance"). Loan Group 2 will consist of 33 Mortgage Loans that are secured by multifamily properties and 2 Mortgage Loans that are secured by mobile home park properties, with an aggregate principal balance as of the Cut-Off Date of $388,228,335 (the
                "Cut-Off Date Group 2 Balance" and, together with the Cut-Off
                Date Group 1 Balance, the "Cut-Off Date Pool Balance").

DEPOSITOR       Wachovia Commercial Mortgage Securities, Inc.

UNDERWRITERS    Wachovia Capital Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc., Credit Suisse Securities (USA)
                LLC and Nomura Securities International, Inc. It is intended that Wachovia Securities International Limited will act as a member of the selling group on behalf of Wachovia Capital
                Markets, LLC and may sell Offered Certificates on behalf of
                Wachovia Capital Markets, LLC in certain jurisdictions.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

BB&T CAPITAL MARKETS             CREDIT SUISSE                            NOMURA

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

MORTGAGE LOAN SELLERS   Wachovia Bank, National Association ("Wachovia") and
AND SPONSORS            CWCapital LLC ("CWCapital").

                                           NUMBER OF        AGGREGATE        PERCENTAGE OF
                                           MORTGAGE       CUT-OFF DATE      CUT-OFF DATE
MORTGAGE LOAN SELLER                         LOANS           BALANCE         POOL BALANCE
---------------------------------------   -----------   -----------------   --------------

  Wachovia Bank, National Association         141        $2,792,694,338           97.6%
  CWCapital LLC*                               11            69,728,090            2.4
                                              ---        --------------          -----
    TOTAL:                                    152        $2,862,422,428          100.0%
                                              ===        ==============          =====

                     -----------
                     * For purposes of the information contained herein,
                     although 11 Mortgage Loans, representing 2.4% of the
                     Cut-Off Date Pool Balance, were sold to the Trust Fund by
                     CWCapital Mortgage Securities I LLC, all references to
                     "mortgage loan seller" or "seller" with respect to such
                     Mortgage Loans will be deemed to refer to CWCapital LLC.
                     Prior to this securitization, those Mortgage Loans were
                     originated and closed by CWCapital LLC and subsequently
                     sold by CWCapital LLC to CWCapital Mortgage Securities I
                     LLC. The representations and warranties made by CWCapital
                     LLC in connection with the sale of these Mortgage Loans to
                     CWCapital Mortgage Securities I LLC will be separately made to the Depositor by CWCapital LLC and the sole recourse to cure a material document defect or a material breach in
                     respect of such Mortgage Loans or to repurchase or replace any of those Mortgage Loans, if defective, will be solely
                     against CWCapital LLC.

TRUSTEE              Wells Fargo Bank, N.A.

MASTER SERVICER      Wachovia Bank, National Association

SPECIAL SERVICER     CWCapital Asset Management LLC

RATING AGENCIES      Fitch, Inc. ("Fitch") and Moody's Investors Service,
                     Inc. ("Moody's")

DENOMINATIONS        $10,000 minimum for Offered Certificates.

CLOSING DATE         On or about May 31, 2006.

SETTLEMENT TERMS     Book-entry through DTC for all Offered Certificates.

DISTRIBUTION DATE    The fourth business day following the related Determination
                     Date, commencing in June 2006.

DETERMINATION DATE   The 11th day of each month, or if such 11th day is not a
                     business day, the next succeeding business day, commencing, with respect to the Offered Certificates, in June 2006.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

BB&T CAPITAL MARKETS              CREDIT SUISSE                           NOMURA

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

INTEREST DISTRIBUTIONS    Each Class of Offered Certificates will be entitled on
                          each Distribution Date to interest accrued at its
                          Pass-Through Rate for such Distribution Date on the
                          outstanding Certificate Balance of such Class.
                          Interest will be distributed on each Distribution Date
                          in sequential order of Class designations with the
                          Class A-1, Class A-2, Class A-3, Class A-PB, Class
                          A-4, Class A-5, Class A-1A and Class IO Certificates
                          ranking pari passu in entitlement to interest.

                          The Offered Certificates will accrue interest on the
                          basis of a 360-day year consisting of twelve 30-day
                          months.

                          The interest accrual period, with respect to any
                          Distribution Date and any Class of Offered
                          Certificates, is the calendar month preceding the
                          month in which the Distribution Date occurs.

PRINCIPAL DISTRIBUTIONS   Principal will be distributed on each Distribution
                          Date in accordance with the priorities set forth in
                          "DESCRIPTION OF THE CERTIFICATES--Distributions" in
                          the free writing prospectus, dated May 7, 2006 (the
                          "Prospectus Supplement"). Generally, the Class A-1,
                          Class A-2, Class A-3, Class A-PB, Class A-4 and Class
                          A-5 Certificates will only be entitled to receive
                          distributions of principal collected or advanced in
                          respect of Mortgage Loans in Loan Group 1 until the
                          Certificate Balance of the Class A-1A Certificates has
                          been reduced to zero, and the Class A-1A Certificates
                          will only be entitled to receive distributions of
                          principal collected or advanced in respect of Mortgage
                          Loans in Loan Group 2 until the Certificate Balance of
                          the Class A-5 Certificates has been reduced to zero.
                          If, due to losses, the Certificate Balances of the
                          Class A-M through Class S Certificates are reduced to
                          zero, but any two or more of the Class A-1, Class A-2,
                          Class A-3, Class A-PB, Class A-4, Class A-5 and Class
                          A-1A Certificates remain outstanding, payments of
                          principal (other than distributions of principal
                          otherwise allocable to reduce the Certificate Balance
                          of the Class A-PB Certificates to their planned
                          principal amount) to the Class A-1, Class A-2, Class
                          A-3, Class A-PB, Class A-4, Class A-5 and Class A-1A
                          Certificates will be made on a pro rata basis. The
                          Class IO Certificates will not be entitled to
                          distributions of principal.

LOSSES                    Realized Losses and Additional Trust Fund Expenses, if
                          any, will be allocated to the Class S, Class Q, Class
                          P, Class O, Class N, Class M, Class L, Class K, Class
                          J, Class H, Class G, Class F, Class E, Class D, Class
                          C, Class B, Class A-J and Class A-M Certificates, in
                          that order, and then, pro rata, to the Class A-1,
                          Class A-2, Class A-3, Class A-PB, Class A-4, Class A-5
                          and Class A-1A Certificates.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
BB&T CAPITAL MARKETS             CREDIT SUISSE                            NOMURA

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

PREPAYMENT PREMIUMS     Any Prepayment Premiums or Yield Maintenance Charges
  AND YIELD MAINTENANCE actually collected on a Mortgage Loan during the related
  CHARGES               collection period in which the prepayment occurred will
                        be distributed to Certificateholders on the related
                        Distribution Date following the collection period in
                        which the prepayment occurred. Generally, the Class A-1,
                        Class A-2, Class A-3, Class A-PB, Class A-4 and Class
                        A-5 Certificates will only be entitled to receive
                        distributions of Prepayment Premiums or Yield
                        Maintenance Charges in respect of Mortgage Loans in Loan
                        Group 1 until the Certificate Balance of the Class A-1A
                        Certificates has been reduced to zero, and the Class
                        A-1A Certificates will only be entitled to receive
                        distributions of Prepayment Premiums or Yield
                        Maintenance Charges in respect of Mortgage Loans in Loan
                        Group 2 until the Certificate Balance of the Class A-5
                        Certificates has been reduced to zero. On each
                        Distribution Date, the holders of each Class of Offered
                        Certificates and the Class G, Class H, Class J and Class
                        K Certificates then entitled to principal distributions
                        will be entitled to a portion of Prepayment Premiums or
                        Yield Maintenance Charges equal to the product of (a)
                        the amount of such Prepayment Premiums or Yield
                        Maintenance Charges, multiplied by (b) a fraction, the
                        numerator of which is equal to the excess, if any, of
                        the Pass-Through Rate of such Class of Certificates over
                        the relevant Discount Rate, and the denominator of which
                        is equal to the excess, if any, of the Mortgage Rate of
                        the prepaid Mortgage Loan over the relevant Discount
                        Rate, multiplied by (c) a fraction, the numerator of
                        which is equal to the amount of principal distributable
                        on such Class of Certificates on such Distribution Date,
                        and the denominator of which is the Principal
                        Distribution Amount for such Distribution Date.

                        The portion, if any, of the Prepayment Premiums or
                        Yield Maintenance Charges remaining after
                        any payments described above will be distributed to the
                        holders of the Class IO Certificates.

ADVANCES                The Master Servicer, and if the Master Servicer fails to
                        do so, the Trustee, will be obligated to make P&I
                        Advances and Servicing Advances, including delinquent
                        property taxes and insurance, on the Mortgage Loans but
                        only to the extent that such Advances are not deemed
                        non-recoverable and, in the case of P&I Advances,
                        subject to any Appraisal Reductions that may occur.

APPRAISAL REDUCTIONS    An appraisal reduction generally will be created in the
                        amount, if any, by which the principal balance of a
                        Required Appraisal Loan (plus other amounts overdue or
                        advanced in connection with such loan) exceeds 90% of
                        the appraised value of the related Mortgaged Property
                        plus all escrows and reserves (including letters of
                        credit) held with respect to the Mortgage Loan. As a
                        result of calculating an Appraisal Reduction Amount for
                        a given Mortgage Loan, the P&I Advance for such loan
                        will be reduced, which will have the effect of reducing
                        the amount of interest available for distribution to the
                        Subordinate Certificates in reverse order of priority of
                        the Classes. An Appraisal Reduction will be reduced to
                        zero as of the date the related Mortgage Loan has been
                        brought current for at least three consecutive months,
                        paid in full, liquidated, repurchased or otherwise
                        disposed.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

BB&T CAPITAL MARKETS             CREDIT SUISSE                            NOMURA

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

OPTIONAL TERMINATION  The Master Servicer, the Special Servicer and certain
                      Certificateholders will have the option to terminate the
                      Trust Fund in whole, but not in part, and purchase the
                      remaining assets of the Trust Fund on or after the
                      Distribution Date on which the Stated Principal Balance of the Mortgage Loans then outstanding is less than 1% of the
                      Cut-Off Date Pool Balance. Such purchase price will
                      generally be at a price equal to the unpaid aggregate
                      principal balance of the Mortgage Loans (or fair market
                      value in the case of REO Properties), plus accrued and
                      unpaid interest and certain other additional trust fund
                      expenses.

                      The Trust Fund may also be terminated under certain
                      circumstances when the Offered Certificates have been paid in full and the remaining outstanding Certificates (other
                      than the Class Z Certificates, Class R-I Certificates and
                      Class R-II Certificates) are held by a single
                      Certificateholder.

CONTROLLING CLASS     The Class of Sequential Pay Certificates (a) which bears
                      the latest alphabetical Class designation and (b) the
                      Certificate Balance of which is greater than 25% of its
                      original Certificate Balance; provided, however, that if
                      no Class of Sequential Pay Certificates satisfies clause
                      (b) above, the Controlling Class shall be the outstanding
                      Class of Sequential Pay Certificates bearing the latest
                      alphabetical Class designation.

CONTROLLING CLASS     With respect to the Mortgage Loans, the representative
  REPRESENTATIVE      appointed by the holder of the majority of the Class
                      Principal Balance of the Controlling Class. In addition,
                      the holders of the Companion Loans may have the ability to exercise some or all of the rights of the Controlling
                      Class and the Controlling Class Representative. See
                      "SERVICING OF THE MORTGAGE LOANS--The Controlling Class
                      Representative" in the Prospectus Supplement for more
                      information.

ERISA                 The Offered Certificates are expected to be ERISA
                      eligible.

SMMEA                 The Offered Certificates are not expected to be
                      "mortgage-related securities" for the purposes of
                      SMMEA.

TAX                   The Offered Certificates will be treated as regular
                      interests in a REMIC.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BB&T CAPITAL MARKETS             CREDIT SUISSE                            NOMURA

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

                                        WACHOVIA CAPITAL MARKETS, LLC

                                        Charles Culbreth
                                        (704) 383-7716 (Phone)
                                        (704) 715-0066 (Fax)

                                        Scott Fuller
                                        (704) 715-8440 (Phone)
                                        (704) 715-1214 (Fax)

                                        Bill White
                                        (704) 715-8440 (Phone)
                                        (704) 715-1214 (Fax)

                                        Chris Campbell
                                        (704) 715-8440 (Phone)
                                        (704) 715-1214 (Fax)

BB&T CAPITAL MARKETS, A DIVISION OF     CREDIT SUISSE SECURITIES (USA) LLC     NOMURA SECURITIES
 SCOTT & STRINGFELLOW, INC.                                                     INTERNATIONAL, INC.

Brad Hudson                             Barry Polen                            Phillip Evanski
(704) 954-1521 (Phone)                  (212) 325-3295 (Phone)                 (212) 667-2485 (Phone)
(704) 954-1550 (Fax)                    (212) 325-8104 (Fax)                   (646) 587-8986 (Fax)

Kate Mosser                             Chris Anderson                         Matt Borstein
(704) 954-1518 (Phone)                  (212) 325-3295 (Phone)                 (212) 667-2485 (Phone)
(704) 954-1550 (Fax)                    (212) 743-4790 (Fax)                   (646) 587-8944 (Fax)

                                        Andrew Winer                           Joseph Allen
                                        (212) 325-3295 (Phone)                 (212) 667-2485 (Phone)
                                        (212) 743-4521 (Fax)                   (646) 587-1000 (Fax)

                                        Daniel Wolins
                                        (212) 538-6282 (Phone)
                                        (212) 743-5556 (Fax)

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

BB&T CAPITAL MARKETS             CREDIT SUISSE                            NOMURA

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------

STRUCTURE OVERVIEW
--------------------------------------------------------------------------------
OFFERED CERTIFICATES

        EXPECTED RATINGS                    APPROX.                                                    ASSUMED
        -----------------                    % OF         APPROX.      WEIGHTED                         FINAL
                          CERTIFICATE    CUT-OFF DATE     CREDIT        AVERAGE        PRINCIPAL     DISTRIBUTION
CLASS    FITCH   MOODY'S   BALANCE(1)    POOL BALANCE     SUPPORT    LIFE(YRS)(2)      WINDOW(2)        DATE(2)     RATE TYPE
------------------------------------------------------------------------------------------------------------------------------

  A-1     AAA      Aaa    $ 85,065,000      2.972%        30.000%        3.17        06/06 - 11/10      11/15/10       Fixed
  A-2     AAA      Aaa    $117,936,000      4.120%        30.000%        4.78        11/10 - 05/11      05/15/11     Fixed (3)
  A-3     AAA      Aaa    $ 58,416,000      2.041%        30.000%        5.96        01/12 - 03/13      03/15/13      WAC (4)
  A-PB    AAA      Aaa    $130,307,000      4.552%        30.000%        7.14        05/11 - 07/15      07/15/15      WAC (4)
  A-4     AAA      Aaa    $723,743,000     25.284%        30.000%        9.64        08/15 - 04/16      04/15/16      WAC (5)
  A-5     AAA      Aaa    $500,000,000     17.468%        30.000%        9.88        04/16 - 04/16      04/15/16      WAC (5)
  A-1A    AAA      Aaa    $388,228,000     13.563%        30.000%        8.75        06/06 - 04/16      04/15/16      WAC (5)
  A-M     AAA      Aaa    $286,242,000     10.000%        20.000%        9.91        04/16 - 05/16      05/15/16      WAC (5)
  A-J     AAA      Aaa    $218,260,000      7.625%        12.375%        9.96        05/16 - 05/16      05/15/16      WAC (5)
  B       AA+      Aa1    $ 10,734,000      0.375%        12.000%        9.96        05/16 - 05/16      05/15/16      WAC (5)
  C        AA      Aa2    $ 35,781,000      1.250%        10.750%        9.96        05/16 - 05/16      05/15/16      WAC (5)
  D       AA-      Aa3    $ 32,202,000      1.125%         9.625%        9.96        05/16 - 05/16      05/15/16      WAC (5)
  E        A+       A1    $ 17,890,000      0.625%         9.000%        9.96        05/16 - 05/16      05/15/16      WAC (5)
  F        A        A2    $ 32,202,000      1.125%         7.875%        9.96        05/16 - 05/16      05/15/16      WAC (5)

NON-OFFERED CERTIFICATES

          EXPECTED RATINGS                        APPROX.                                              ASSUMED
          -----------------                        % OF        APPROX.      WEIGHTED                    FINAL
                               CERTIFICATE     CUT-OFF DATE    CREDIT        AVERAGE     PRINCIPAL   DISTRIBUTION
CLASS      FITCH   MOODY'S      BALANCE(1)     POOL BALANCE    SUPPORT    LIFE(YRS)(2)   WINDOW(2)     DATE(2)     RATE TYPE
-----------------------------------------------------------------------------------------------------------------------------

 G (6)       A-       A3    $   32,202,000        1.125%       6.750%         (6)            (6)         (6)          WAC (5)
 H (6)      BBB+     Baa1   $   32,203,000        1.125%       5.625%         (6)            (6)         (6)          WAC (5)
 J (6)      BBB      Baa2   $   32,202,000        1.125%       4.500%         (6)            (6)         (6)          WAC (5)
 K (6)      BBB-     Baa3   $   32,202,000        1.125%       3.375%         (6)            (6)         (6)        Fixed (3)
 L (6)      BB+      Ba1    $   10,734,000        0.375%       3.000%         (6)            (6)         (6)        Fixed (3)
 M (6)       BB      Ba2    $   10,734,000        0.375%       2.625%         (6)            (6)         (6)        Fixed (3)
 N (6)      BB-      Ba3    $   10,734,000        0.375%       2.250%         (6)            (6)         (6)        Fixed (3)
 O (6)       B+       B1    $    7,156,000        0.250%       2.000%         (6)            (6)         (6)        Fixed (3)
 P (6)       B        B2    $    7,157,000        0.250%       1.750%         (6)            (6)         (6)        Fixed (3)
 Q (6)       B-       B3    $    7,156,000        0.250%       1.500%         (6)            (6)         (6)        Fixed (3)
 S (6)       NR       NR    $   42,936,427        1.500%       0.000%         (6)            (6)         (6)        Fixed (3)
 IO (6)     AAA      Aaa    $2,862,422,427           N/A          N/A        N/A            N/A          (6)       WAC-IO (7)

(1)   Subject to a permitted variance of plus or minus 5.0%.
(2)   As of the Cut-Off Date, the Weighted Average Life, Principal Window and
      Assumed Final Distribution Date were calculated assuming no prepayments will be made on the Mortgage Loans prior to their related maturity dates
      (or, in the case of ARD Loans, their Anticipated Repayment Dates) and the other assumptions set forth under "YIELD AND MATURITY
      CONSIDERATIONS--Yield Considerations" in the Prospectus Supplement.
(3)   The pass-through rate applicable to each of the Class A-2, Class K, Class
      L, Class M, Class N, Class O, Class P, Class Q and Class S Certificates
      for any distribution date will be subject to a maximum rate of the applicable weighted average net mortgage rate (calculated as described in the Prospectus Supplement) for such date.
(4)   The pass-through rate applicable to each of the Class A-3 and Class A-PB
      Certificates for any distribution date will be equal to the weighted average net mortgage rate (calculated as described in the Prospectus
      Supplement) minus  % and   %, respectively, for such date.
(5)   The pass-through rate applicable to each of the Class A-4, Class A-5,
      Class A-1A, Class A-M, Class A-J, Class B, Class C, Class D, Class E,
      Class F, Class G, Class H and Class J Certificates for any distribution date will be equal to the applicable weighted average net mortgage rate
      (calculated as described in the Prospectus Supplement) for such date.
(6)   Not offered hereby. Any information provided herein regarding the terms of these Certificates is provided only to enhance your understanding of the Offered Certificates.
(7)   The Class IO Certificates will not have a certificate balance and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the interest accrued on the notional amount of each of the components of the Class IO Certificates as described in the Prospectus Supplement. The interest rate applicable to the Class IO Certificates for each distribution date will be described in the Prospectus Supplement.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BB&T CAPITAL MARKETS             CREDIT SUISSE                            NOMURA

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------

STRUCTURE OVERVIEW
--------------------------------------------------------------------------------
SHORT-TERM COLLATERAL SUMMARY

 MORTGAGE
   LOAN                                                          CUT-OFF DATE     BALLOON    REMAINING REMAINING CUT-OFF DATE
  NUMBER                       PROPERTY NAME                        BALANCE       BALANCE*      TERM    IO TERM   LTV RATIO    DSCR
------------------------------------------------------------------------------------------------------------------------------------

 CLASS A-1
    25    Caribbean Corporate Center                            $  26,500,000  $ 25,487,433     50        19       71.4%       1.20x

  CLASS A-1 TOTAL BALLOON PAYMENT                                              $ 25,487,433
  REMAINING CLASS A-1 AMORTIZATION                                             $ 59,577,567
                                                                               ------------
  TOTAL CLASS A-1 CERTIFICATE BALANCE                                          $ 85,065,000
                                                                               ============

 CLASS A-2
    132   La-Z Boy - Glendale, AZ                               $   3,415,000  $  3,415,000     54        54       59.9%       1.95x
    148   CVS - Alpharetta, GA                                  $   2,015,000  $  2,015,000     55        55       65.0%       1.83x
    144   CVS - Richland Hills, TX                              $   2,379,000  $  2,379,000     55        55       64.7%       1.99x
    121   Federal Express - Rockford, IL                        $   3,998,000  $  3,998,000     55        55       64.5%       1.94x
    108   Lowe's - Enterprise, AL                               $   4,859,000  $  4,859,000     55        55       66.1%       1.66x
    150   David's Bridal - Lenexa, KS                           $   1,799,000  $  1,799,000     56        56       54.4%       2.00x
    40    Crowne Plaza - Worcester, MA                          $  17,301,881  $ 15,721,964     57                 69.5%       1.40x
    70    Hampton Inn Bowie                                     $  10,450,352  $  9,464,694     57                 73.6%       1.72x
    151   Rite Aid - Saco, ME                                   $   1,375,000  $  1,375,000     57        57       55.0%       2.46x
    149   Staples - Crossville, TN                              $   1,885,000  $  1,885,000     57        57       64.4%       2.01x
    91    Oak Haven Assisted Living                             $   6,300,000  $  6,161,661     58        34       67.0%       1.45x
    138   Office Depot Plaza                                    $   2,990,000  $  2,990,000     58        58       65.0%       1.75x
    50    Caprock Center                                        $  14,720,000  $ 14,187,723     59        23       80.0%       1.23x
    18    Wilshire Roxbury Building                             $  35,789,000  $ 35,789,000     60        60       70.2%       1.29x

  CLASS A-2 TOTAL BALLOON PAYMENT                                              $106,040,042
  REMAINING CLASS A-2 AMORTIZATION                                               11,895,958
                                                                               ------------
  TOTAL CLASS A-2 CERTIFICATE BALANCE                                          $117,936,000
                                                                               ============

 CLASS A-3
    52    EDS Building                                          $  14,062,394  $ 11,181,340     68                 49.7%       1.55x
    42    Summit Ridge Business Park                            $  16,900,000  $ 16,255,052     70        34       74.4%       1.23x
    34    808 South Olive Street and 801-807 South Hill Street  $  21,200,000  $ 19,890,836     71        11       80.0%       1.25x
    99    Hampton Inn - Fairhaven, MA                           $   5,955,285  $  5,506,835     82        10       51.8%       1.84x
    102   Hampton Inn - Franklin, MA                            $   5,249,516  $  4,854,213     82        10       48.6%       2.07x

  CLASS A-3 TOTAL BALLOON PAYMENT                                              $ 57,688,277
  REMAINING CLASS A-3 AMORTIZATION                                                  727,723
                                                                               ------------
  TOTAL CLASS A-3 CERTIFICATE BALANCE                                          $ 58,416,000
                                                                               ============

--------------------------------------------------------------------------------
*     As of the Cut-Off Date, the balloon balances, total balloon payments and remaining class amortization were calculated assuming no prepayments will be made on the Mortgage Loans prior to their related maturity dates (or, in the case of ARD Loans, their Anticipated Repayment Dates) and the other assumptions set forth under "YIELD AND MATURITY
      CONSIDERATIONS--Yield Considerations" in the Prospectus Supplement.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BB&T CAPITAL MARKETS             CREDIT SUISSE                            NOMURA
                                       10

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

                                                                                                   ALL
GENERAL CHARACTERISTICS                                                                       MORTGAGE LOANS
--------------------------------------------------------------------------------------------------------------

 Number of Mortgage Loans ................................................................              152
 Number of Crossed Loan Pools ............................................................                2
 Number of Mortgaged Properties ..........................................................              173
 Aggregate Balance of all Mortgage Loans .................................................   $2,862,422,428
 Number of Mortgage Loans with Balloon Payments(1) .......................................              110
 Aggregate Balance of Mortgage Loans with Balloon Payments(1) ............................   $2,287,868,558
 Number of Mortgage Loans with Anticipated Repayment Date(2) .............................                8
 Aggregate Balance of Mortgage Loans with Anticipated Repayment Date(2) ..................      $54,275,870
 Number of Fully Amortizing Mortgage Loans ...............................................                0
 Aggregate Balance of Fully Amortizing Mortgage Loans ....................................               $0
 Number of Non-amortizing Mortgage Loans(3) ..............................................               34
 Aggregate Balance of Non-amortizing Mortgage Loans(3) ...................................     $520,278,000
 Average Balance of Mortgage Loans .......................................................      $18,831,726
 Minimum Balance of Mortgage Loans .......................................................         $916,895
 Maximum Balance of Mortgage Loans .......................................................     $315,340,000
 Maximum Balance for a group of cross-collateralized and cross-defaulted Mortgage Loans ..      $16,396,000
 Weighted Average LTV ratio(4) ...........................................................             69.4%
 Minimum LTV ratio .......................................................................             16.0%
 Maximum LTV ratio .......................................................................             81.8%
 Weighted Average LTV ratio at Maturity or Anticipated Repayment Date(4) .................             63.2%
 Weighted Average DSCR(5) ................................................................             1.50x
 Minimum DSCR ............................................................................             1.08x
 Maximum DSCR ............................................................................             5.46x
 Weighted Average Mortgage Loan interest rate ............................................            5.800%
 Minimum Mortgage Loan interest rates ....................................................            5.150%
 Maximum Mortgage Loan interest rates ....................................................            8.200%
 Weighted Average Remaining Term to Maturity or Anticipated Repayment Date (months) ......              113
 Minimum Remaining Term to Maturity or Anticipated Repayment Date (months) ...............               50
 Maximum Remaining Term to Maturity or Anticipated Repayment Date (months) ...............              237
 Weighted Average Occupancy Rate(6) ......................................................             94.0%

GENERAL CHARACTERISTICS                                                                        LOAN GROUP 1       LOAN GROUP 2
--------------------------------------------------------------------------------------------------------------------------------

 Number of Mortgage Loans ................................................................              117                35
 Number of Crossed Loan Pools ............................................................                2                 0
 Number of Mortgaged Properties ..........................................................              138                35
 Aggregate Balance of all Mortgage Loans .................................................   $2,474,194,093      $388,228,335
 Number of Mortgage Loans with Balloon Payments(1) .......................................               81                29
 Aggregate Balance of Mortgage Loans with Balloon Payments(1) ............................   $1,999,956,737      $287,911,820
 Number of Mortgage Loans with Anticipated Repayment Date(2) .............................                6                 2
 Aggregate Balance of Mortgage Loans with Anticipated Repayment Date(2) ..................      $46,726,356        $7,549,514
 Number of Fully Amortizing Mortgage Loans ...............................................                0                 0
 Aggregate Balance of Fully Amortizing Mortgage Loans ....................................               $0                $0
 Number of Non-amortizing Mortgage Loans(3) ..............................................               30                 4
 Aggregate Balance of Non-amortizing Mortgage Loans(3) ...................................     $427,511,000       $92,767,000
 Average Balance of Mortgage Loans .......................................................      $21,146,958       $11,092,238
 Minimum Balance of Mortgage Loans .......................................................         $916,895        $2,517,448
 Maximum Balance of Mortgage Loans .......................................................     $315,340,000       $28,400,000
 Maximum Balance for a group of cross-collateralized and cross-defaulted Mortgage Loans ..      $16,396,000                $0
 Weighted Average LTV ratio(4) ...........................................................             68.7%             74.1%
 Minimum LTV ratio .......................................................................             16.0%             60.5%
 Maximum LTV ratio .......................................................................             80.0%             81.8%
 Weighted Average LTV ratio at Maturity or Anticipated Repayment Date(4) .................             62.3%             68.8%
 Weighted Average DSCR(5) ................................................................             1.54x             1.27x
 Minimum DSCR ............................................................................             1.08x             1.10x
 Maximum DSCR ............................................................................             5.46x             1.61x
 Weighted Average Mortgage Loan interest rate ............................................            5.793%            5.846%
 Minimum Mortgage Loan interest rates ....................................................            5.150%            5.420%
 Maximum Mortgage Loan interest rates ....................................................            8.200%            6.570%
 Weighted Average Remaining Term to Maturity or Anticipated Repayment Date (months) ......              114               109
 Minimum Remaining Term to Maturity or Anticipated Repayment Date (months) ...............               50                58
 Maximum Remaining Term to Maturity or Anticipated Repayment Date (months) ...............              237               120
 Weighted Average Occupancy Rate(6) ......................................................             94.2%             92.8%
--------------------------------------------------------------------------------------------------------------------------------

(1)   Does not include Mortgage Loans with anticipated repayment dates or
      Mortgage Loans that are interest-only for their entire term.
(2)   Does not include Mortgage Loans that are interest-only for their entire term.
(3)   Includes Mortgage Loans with anticipated repayment dates that are interest-only for the entire period until the anticipated repayment date.
(4)   For purposes of determining the LTV ratios for 6 Mortgage Loans (loan numbers 3, 32, 36, 63, 89 and 96), representing approximately 8.4% of the
      Cut-Off Date Pool Balance (5 Mortgage Loans in Loan Group 1 or 9.5% of
      the Cut-Off Date Group 1 Balance and 1 Mortgage Loan in Loan Group 2 or
      1.7% of the Cut-Off Date Group 2 Balance), such ratios were calculated using "as stabilized" appraised values as opposed to "as is" appraised values.
(5)   For purposes of determining the DSC ratio for 1 Mortgage Loan (loan number 24), representing 1.0% of the Cut-Off Date Pool Balance (1.1% of the Cut-Off Date Group 1 Balance), such ratio was adjusted by taking into account amounts available under certain letters of credit and/or in cash reserves.
(6)   Does not include 16 hospitality properties, representing, by allocated loan amount, 14.4% of the Cut-Off Date Pool Balance (16.7% of the Cut-Off
      Date Group 1 Balance). In certain cases, occupancy includes space for which leases have been executed, but the tenant has not taken occupancy.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BB&T CAPITAL MARKETS             CREDIT SUISSE                            NOMURA
                                       11

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

                     MORTGAGED PROPERTIES BY PROPERTY TYPE

                              [PIE CHART OMITTED]

                       Special Purpose             0.7%
                       Mixed Use                   1.6%
                       Industrial                  1.7%
                       Multifamily                13.3%
                       Hospitality                14.4%
                       Office                     30.7%
                       Retail                     36.3%
                       Land                        0.4%
                       Mobile Home Park            0.4%
                       Healthcare                  0.5%

PROPERTY TYPES

                                                                          % OF           % OF
                         NUMBER OF      AGGREGATE          % OF       CUT-OFF DATE   CUT-OFF DATE
                         MORTGAGED     CUT-OFF DATE    CUT-OFF DATE      GROUP 1        GROUP 2
     PROPERTY TYPE      PROPERTIES      BALANCE(1)     POOL BALANCE      BALANCE        BALANCE
---------------------- ------------ ----------------- -------------- -------------- --------------

 Retail                      71      $1,039,479,666        36.3%          42.0%           0.0%
  Retail -- Anchored         42         617,816,678        21.6           25.0            0.0
  Retail -- Outlet           11         342,590,000        12.0           13.8            0.0
  Retail --
   Unanchored                14          64,792,295         2.3            2.6            0.0
  Retail -- Shadow
   Anchored(4)                4          14,280,693         0.5            0.6            0.0
 Office                      38         878,984,446        30.7           35.5            0.0
 Hospitality                 16         412,485,115        14.4           16.7            0.0
 Multifamily                 33         380,678,820        13.3            0.0           98.1
 Industrial                   5          48,183,338         1.7            1.9            0.0
 Mixed Use                    2          45,340,000         1.6            1.8            0.0
 Special Purpose              1          21,200,000         0.7            0.9            0.0
 Healthcare                   2          13,300,000         0.5            0.5            0.0
 Mobile Home Park             3          12,135,904         0.4            0.2            1.9
 Land                         2          10,635,138         0.4            0.4            0.0
                            173      $2,862,422,428       100.0%         100.0%         100.0%

                                                            WEIGHTED                       WEIGHTED
                        WEIGHTED                             AVERAGE         MIN/MAX       AVERAGE
                         AVERAGE          MIN/MAX         CUT-OFF DATE    CUT-OFF DATE     MORTGAGE
     PROPERTY TYPE       DSCR(2)          DSCR(2)         LTV RATIO(3)      LTV RATIO        RATE
---------------------- ---------- ---------------------- -------------- ---------------- -----------

 Retail                  1.37x          1.20x/2.46x           73.3%       52.9%/80.0%      5.706%
  Retail -- Anchored     1.46x          1.20x/2.02x           69.9%       54.4%/80.0%      5.763%
  Retail -- Outlet       1.21x          1.21x/1.26x           79.9%       78.3%/80.0%      5.556%
  Retail --
   Unanchored            1.42x          1.20x/2.46x           71.6%       52.9%/78.7%      5.918%
  Retail -- Shadow
   Anchored(4)           1.33x          1.22x/1.53x           68.8%       60.0%/76.7%      5.921%
 Office                  1.43x          1.08x/4.38x           67.1%       23.5%/80.0%      5.861%
 Hospitality             1.84x          1.28x/3.52x           65.0%       40.6%/74.7%      5.865%
 Multifamily             1.27x          1.20x/1.61x           74.4%       61.3%/81.8%      5.841%
 Industrial              1.36x          1.23x/1.94x           72.7%       64.5%/79.5%      5.842%
 Mixed Use               4.92x          1.29x/5.46x           24.1%       16.0%/79.2%      5.476%
 Special Purpose         1.25x          1.25x/1.25x           80.0%       80.0%/80.0%      6.210%
 Healthcare              1.48x          1.45x/1.51x           68.2%       67.0%/69.3%      6.141%
 Mobile Home Park        2.06x          1.10x/3.26x           47.6%       25.6%/61.3%      5.872%
 Land                    1.50x          1.45x/1.62x           65.0%       59.9%/67.0%      5.801%
                         1.50X          1.08X/5.46X           69.4%       16.0%/81.8%      5.800%

(1)   Because this table presents information relating to the Mortgaged
      Properties and not the Mortgage Loans, the information for Mortgage Loans secured by more than one Mortgaged Property is based on allocated amounts
      (allocating the Mortgage Loan principal balance to each of those properties by the appraised values of the Mortgaged Properties or the allocated loan amount (or specific release prices) as described in the related Mortgage Loan documents).

(2)   For purposes of determining the DSC ratio for 1 Mortgage Loan (loan number 24), representing 1.0% of the Cut-Off Date Pool Balance (1.1% of the Cut-Off Date Group 1 Balance), such ratio was adjusted by taking into account amounts available under certain letters of credit and/or in cash reserves.

(3)   For purposes of determining the LTV ratios for 6 Mortgage Loans (loan numbers 3, 32, 36, 63, 89 and 96), representing approximately 8.4% of the
      Cut-Off Date Pool Balance (5 Mortgage Loans in Loan Group 1 or 9.5% of
      the Cut-Off Date Group 1 Balance and 1 Mortgage Loan in Loan Group 2 or
      1.7% of the Cut-Off Date Group 2 Balance), such ratios were calculated using "as stabilized" appraised values as opposed to "as is" appraised values.

(4)   A Mortgaged Property is classified as shadow anchored if it is located in close proximity to an anchored retail property.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BB&T CAPITAL MARKETS             CREDIT SUISSE                            NOMURA
                                       12

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

                                 [MAP OMITTED]

                         CA                    13.0%
                         Northern               3.1%
                         Southern               9.8%
                         TX                     8.7%
                         IL                     8.0%
                         OH                     5.2%
                         GA                     5.4%
                         FL                     9.2%
                         PA                     6.4%
                         NC                     5.8%
                         NY                     7.8%

PROPERTY LOCATION

                                                                   % OF           % OF                    WEIGHTED      WEIGHTED
                  NUMBER OF      AGGREGATE          % OF       CUT-OFF DATE   CUT-OFF DATE   WEIGHTED      AVERAGE      AVERAGE
                  MORTGAGED     CUT-OFF DATE    CUT-OFF DATE      GROUP 1        GROUP 2      AVERAGE   CUT-OFF DATE    MORTGAGE
     STATE       PROPERTIES      BALANCE(1)     POOL BALANCE      BALANCE        BALANCE      DSCR(2)   LTV RATIO(3)      RATE
--------------- ------------ ----------------- -------------- -------------- -------------- ---------- -------------- -----------

 CA                   22      $  371,690,219        13.0%          12.5%          16.3%       1.35x         71.0%        5.937%
  Southern(4)         18         281,639,000         9.8            8.8           16.3        1.34x         71.8%        5.986%
  Northern(4)          4          90,051,219         3.1            3.6            0.0        1.36x         68.6%        5.783%
 FL                   15         261,985,979         9.2           10.6            0.0        1.33x         75.2%        5.757%
 TX                   12         250,149,000         8.7            7.3           18.1        1.54x         70.7%        5.738%
 IL                    6         228,279,079         8.0            9.2            0.0        1.78x         66.4%        5.840%
 NY                    4         224,200,000         7.8            8.8            1.6        2.19x         48.8%        5.606%
 PA                    5         183,330,000         6.4            7.4            0.0        1.21x         77.6%        5.810%
 NC                   11         166,000,264         5.8            4.9           11.2        1.30x         73.9%        5.811%
 GA                   14         155,898,641         5.4            4.0           14.8        1.42x         68.2%        5.847%
 OH                   16         149,784,056         5.2            6.1            0.0        1.24x         78.0%        5.745%
 Other                68         871,105,190        30.4           29.2           38.0        1.51x         69.0%        5.808%
                     173      $2,862,422,428       100.0%         100.0%         100.0%       1.50X         69.4%        5.800%

o     THE MORTGAGED PROPERTIES ARE LOCATED IN 34 STATES.

(1)   Because this table presents information relating to the Mortgaged
      Properties and not the Mortgage Loans, the information for Mortgage Loans secured by more than one Mortgaged Property is based on allocated amounts
      (allocating the Mortgage Loan principal balance to each of those properties by the appraised values of the Mortgaged Properties or the allocated loan amount (or specific release prices) as described in the related Mortgage Loan documents).

(2)   For purposes of determining the DSC ratio for 1 Mortgage Loan (loan number 24), representing 1.0% of the Cut-Off Date Pool Balance (1.1% of the Cut-Off Date Group 1 Balance), such ratio was adjusted by taking into account amounts available under certain letters of credit and/or in cash reserves.

(3)   For purposes of determining the LTV ratios for 6 Mortgage Loans (loan numbers 3, 32, 36, 63, 89 and 96), representing approximately 8.4% of the
      Cut-Off Date Pool Balance (5 Mortgage Loans in Loan Group 1 or 9.5% of
      the Cut-Off Date Group 1 Balance and 1 Mortgage Loan in Loan Group 2 or
      1.7% of the Cut-Off Date Group 2 Balance), such ratios were calculated using "as stabilized" appraised values as opposed to "as is" appraised values.

(4)   For purposes of determining whether a Mortgaged Property is in Northern
      California or Southern California, Mortgaged Properties north of San Luis
      Obispo County, Kern County and San Bernardino County were included in
      Northern California and Mortgaged Properties south of or included in such counties were included in Southern California.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BB&T CAPITAL MARKETS             CREDIT SUISSE                            NOMURA
                                       13

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------
              MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

CUT-OFF DATE BALANCE
--------------------------------------------------------------------------------

                                                             % OF
                             NUMBER OF      AGGREGATE      INITIAL     % OF      % OF
          RANGE OF            MORTGAGE     CUT-OFF DATE      POOL    GROUP 1    GROUP 2
 CUT-OFF DATE BALANCES ($)     LOANS         BALANCE       BALANCE   BALANCE    BALANCE
---------------------------------------------------------------------------------------

  <= 2,000,000 ............       4      $    5,975,895       0.2%      0.2%       0.0%
  2,000,001 - 3,000,000 ...      12          30,416,956       1.1       0.9        2.1
  3,000,001 - 4,000,000 ...      16          56,834,040       2.0       1.9        2.7
  4,000,001 - 5,000,000 ...      16          72,425,089       2.5       2.4        3.5
  5,000,001 - 6,000,000 ...       6          32,879,868       1.1       1.1        1.3
  6,000,001 - 7,000,000 ...      11          69,732,458       2.4       1.8        6.6
  7,000,001 - 8,000,000 ...       7          52,879,996       1.8       1.2        5.8
  8,000,001 - 9,000,000 ...       3          26,250,000       0.9       0.7        2.1
  9,000,001 - 10,000,000 ..       5          48,562,150       1.7       1.6        2.5
  10,000,001 - 15,000,000 .      24         292,368,785      10.2       8.3       22.1
  15,000,001 - 20,000,000 .      12         202,052,146       7.1       6.2       12.3
  20,000,001 - 25,000,000 .       8         178,068,000       6.2       4.4       18.0
  25,000,001 - 30,000,000 .       8         217,300,000       7.6       5.5       20.8
  30,000,001 - 35,000,000 .       2          64,856,000       2.3       2.6        0.0
  35,000,001 - 40,000,000 .       4         154,289,000       5.4       6.2        0.0
  40,000,001 - 45,000,000 .       3         132,800,000       4.6       5.4        0.0
  45,000,001 - 50,000,000 .       2          94,000,000       3.3       3.8        0.0
  50,000,001 - 55,000,000 .       1          51,000,000       1.8       2.1        0.0
  60,000,001 - 65,000,000 .       1          65,000,000       2.3       2.6        0.0
  75,000,001 - 80,000,000 .       1          77,892,043       2.7       3.1        0.0
  80,000,001 - 315,340,000        6         936,840,000      32.7      37.9        0.0
---------------------------------------------------------------------------------------
                                152      $2,862,422,428     100.0%    100.0%     100.0%
---------------------------------------------------------------------------------------
  MIN: $916,895              MAX  $315,340,000                    AVERAGE: $18,831,726
---------------------------------------------------------------------------------------

UNDERWRITTEN DEBT SERVICE COVERAGE RATIO(1)
--------------------------------------------------------------------------------

                                                         % OF
                          NUMBER OF      AGGREGATE     INITIAL     % OF      % OF
        RANGE OF           MORTGAGE    CUT-OFF DATE      POOL    GROUP 1    GROUP 2
 UNDERWRITTEN DSCRS (X)     LOANS         BALANCE      BALANCE   BALANCE    BALANCE
-----------------------------------------------------------------------------------

  1.05 - 1.09 ..........       1      $   44,000,000      1.5%      1.8%       0.0%
  1.10 - 1.14 ..........       1           3,900,000      0.1       0.0        1.0
  1.15 - 1.19 ..........       1           8,950,000      0.3       0.4        0.0
  1.20 - 1.24 ..........      53       1,131,746,874     39.5      35.5       65.5
  1.25 - 1.29 ..........      19         263,448,379      9.2       9.3        8.8
  1.30 - 1.34 ..........       9          77,128,398      2.7       2.0        7.4
  1.35 - 1.39 ..........       6         160,890,087      5.6       5.5        6.1
  1.40 - 1.44 ..........       6         100,618,462      3.5       4.1        0.0
  1.45 - 1.49 ..........       5          66,908,000      2.3       2.1        4.0
  1.50 - 1.54 ..........       9         317,143,805     11.1      12.8        0.0
  1.55 - 1.59 ..........       4          39,135,377      1.4       1.4        0.9
  1.60 - 1.64 ..........       3          31,544,138      1.1       0.3        6.2
  1.65 - 1.69 ..........       2          35,715,000      1.2       1.4        0.0
  1.70 - 1.74 ..........       2          14,050,352      0.5       0.6        0.0
  1.75 - 1.79 ..........       3          21,482,658      0.8       0.9        0.0
  1.80 - 1.84 ..........       6         130,884,328      4.6       5.3        0.0
  1.85 - 1.89 ..........       4         205,697,000      7.2       8.3        0.0
  1.90 - 1.94 ..........       3          11,218,000      0.4       0.5        0.0
  1.95 - 1.99 ..........       2           5,794,000      0.2       0.2        0.0
  2.00 - 2.04 ..........       4          94,650,664      3.3       3.8        0.0
  2.05 - 2.09 ..........       1           5,249,516      0.2       0.2        0.0
  2.25 - 2.29 ..........       1           2,043,000      0.1       0.1        0.0
  2.30 - 3.79 ..........       5          44,424,390      1.6       1.8        0.0
  3.80 - 5.46 ..........       2          45,800,000      1.6       1.9        0.0
-----------------------------------------------------------------------------------
                             152      $2,862,422,428    100.0%    100.0%     100.0%
-----------------------------------------------------------------------------------
  MIN: 1.08X                 MAX:   5.46X                       WTD. AVERAGE: 1.50X
-----------------------------------------------------------------------------------

MORTGAGE RATE
--------------------------------------------------------------------------------

                                                        % OF
                         NUMBER OF      AGGREGATE     INITIAL     % OF      % OF
        RANGE OF          MORTGAGE    CUT-OFF DATE      POOL    GROUP 1    GROUP 2
   MORTGAGE RATES(%)       LOANS         BALANCE      BALANCE   BALANCE    BALANCE
----------------------------------------------------------------------------------

  5.150 - 5.249 .......       4      $   44,605,000      1.6%      1.8%       0.0%
  5.250 - 5.499 .......      15         232,422,000      8.1       7.4       12.9
  5.500 - 5.749 .......      49         972,808,266     34.0      34.1       33.0
  5.750 - 5.999 .......      53       1,103,271,883     38.5      39.0       35.9
  6.000 - 6.249 .......      16         264,833,684      9.3      10.1        3.6
  6.250 - 6.499 .......      11         171,269,201      6.0       6.8        1.0
  6.500 - 6.749 .......       3          59,150,000      2.1       0.2       13.7
  8.000 - 8.249 .......       1          14,062,394      0.5       0.6        0.0
----------------------------------------------------------------------------------
                            152      $2,862,422,428    100.0%    100.0%     100.0%
----------------------------------------------------------------------------------
  MIN: 5.150%                MAX:   8.200%                    WTD. AVERAGE: 5.800%
----------------------------------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO(2)
--------------------------------------------------------------------------------

                                                               % OF
                               NUMBER OF      AGGREGATE      INITIAL     % OF      % OF
           RANGE OF             MORTGAGE     CUT-OFF DATE      POOL    GROUP 1    GROUP 2
 CUT-OFF DATE LTV RATIOS (%)     LOANS         BALANCE       BALANCE   BALANCE    BALANCE
-----------------------------------------------------------------------------------------

  15.01 - 20.00 .............       1      $   39,500,000       1.4%      1.6%       0.0%
  20.01 - 25.00 .............       1           6,300,000       0.2       0.3        0.0
  25.01 - 30.00 .............       1           4,586,390       0.2       0.2        0.0
  40.01 - 50.00 .............       3          53,311,910       1.9       2.2        0.0
  50.01 - 55.00 .............       8          26,727,617       0.9       1.1        0.0
  55.01 - 60.00 .............       8         307,629,913      10.7      12.4        0.0
  60.01 - 65.00 .............      24         478,044,226      16.7      16.6       17.4
  65.01 - 70.00 .............      24         369,406,901      12.9      13.0       12.4
  70.01 - 75.00 .............      34         537,773,458      18.8      20.2        9.7
  75.01 - 80.00 .............      46         986,142,013      34.5      32.5       46.9
  80.01 - 81.84 .............       2          53,000,000       1.9       0.0       13.7
-----------------------------------------------------------------------------------------
                                  152      $2,862,422,428     100.0%    100.0%     100.0%
-----------------------------------------------------------------------------------------
  MIN: 16.0%                 MAX: 81.8%                               WTD. AVERAGE: 69.4%
-----------------------------------------------------------------------------------------

MATURITY DATE OR ARD LOAN-TO-VALUE RATIO(2)
--------------------------------------------------------------------------------

                                                         % OF
        RANGE OF         NUMBER OF      AGGREGATE      INITIAL     % OF      % OF
  MATURITY DATE OR ARD    MORTGAGE     CUT-OFF DATE      POOL    GROUP 1    GROUP 2
     LTV RATIOS (%)        LOANS         BALANCE       BALANCE   BALANCE    BALANCE
-----------------------------------------------------------------------------------

  15.01 - 20.00 .......       3      $   50,386,390       1.8%      2.0%       0.0%
  30.01 - 40.00 .......       3          53,051,169       1.9       2.1        0.0
  40.01 - 50.00 .......       8          43,962,091       1.5       1.6        0.9
  50.01 - 55.00 .......      16         345,099,433      12.1      13.4        3.4
  55.01 - 60.00 .......      22         465,334,284      16.3      17.3        9.6
  60.01 - 65.00 .......      29         457,905,590      16.0      15.6       18.6
  65.01 - 70.00 .......      41         584,689,470      20.4      20.0       23.3
  70.01 - 75.00 .......      25         728,574,000      25.5      24.6       30.6
  75.01 - 80.00 .......       3          80,420,000       2.8       3.3        0.0
  80.01 - 81.84 .......       2          53,000,000       1.9       0.0       13.7
-----------------------------------------------------------------------------------
                            152      $2,862,422,428     100.0%    100.0%     100.0%
-----------------------------------------------------------------------------------
  MIN: 16.0%                 MAX:   81.8%                       WTD. AVERAGE: 63.2%
-----------------------------------------------------------------------------------

(1)   For purposes of determining the DSC ratio for 1 Mortgage Loan (loan number 24), representing 1.0% of the Cut-Off Date Pool Balance (1.1% of the Cut-Off Date Group 1 Balance), such ratio was adjusted by taking into account amounts available under certain letters of credit and/or in cash reserves.

(2)   For purposes of determining the LTV ratios for 6 Mortgage Loans (loan numbers 3, 32, 36, 63, 89 and 96), representing approximately 8.4% of the
      Cut-Off Date Pool Balance (5 Mortgage Loans in Loan Group 1 or 9.5% of
      the Cut-Off Date Group 1 Balance and 1 Mortgage Loan in Loan Group 2 or
      1.7% of the Cut-Off Date Group 2 Balance), such ratios were calculated using "as stabilized" appraised values as opposed to "as is" appraised values.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BB&T CAPITAL MARKETS             CREDIT SUISSE                            NOMURA
                                       14

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25

--------------------------------------------------------------------------------
              MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

ORIGINAL TERM TO MATURITY OR ARD
--------------------------------------------------------------------------------

         RANGE OF           NUMBER OF      AGGREGATE
     ORIGINAL TERM TO        MORTGAGE    CUT-OFF DATE      % OF      % OF      % OF
 MATURITY OR ARD (MONTHS)     LOANS         BALANCE        POOL    GROUP 1    GROUP 2
-------------------------------------------------------------------------------------

  0 - 60 .................      18     $  193,866,576       6.8%      5.5%      15.0%
  61 - 84 ................       6         63,564,801       2.2       2.0        3.7
  109 - 120 ..............     127      2,601,900,963      90.9      92.4       81.4
  229 - 240 ..............       1          3,090,087       0.1       0.1        0.0
-------------------------------------------------------------------------------------
                               152     $2,862,422,428     100.0%    100.0%     100.0%
-------------------------------------------------------------------------------------
  MIN: 60                 MAX: 240                  WTD. AVERAGE: 115
-------------------------------------------------------------------------------------

ORIGINAL AMORTIZATION TERM
--------------------------------------------------------------------------------

        RANGE OF          NUMBER OF      AGGREGATE
  ORIGINAL AMORTIZATION    MORTGAGE    CUT-OFF DATE      % OF      % OF      % OF
     TERMS (MONTHS)         LOANS         BALANCE        POOL    GROUP 1    GROUP 2
-----------------------------------------------------------------------------------

  229 - 264 ............       2     $    8,182,132       0.3%      0.3%       0.0%
  265 - 300 ............      16        235,565,019       8.2       9.2        1.9
  301 - 348 ............       1         26,500,000       0.9       1.1        0.0
  349 - 360 ............      99      2,071,897,277      72.4      72.1       74.2
  Non-Amortizing .......      34        520,278,000      18.2      17.3       23.9
-----------------------------------------------------------------------------------
                             152     $2,862,422,428     100.0%    100.0%     100.0%
-----------------------------------------------------------------------------------
  MIN: 240*           MAX:   360                   WTD. AVERAGE: 353*
-----------------------------------------------------------------------------------
*     Excludes the non-amortizing loans.

ORIGINAL INTEREST-ONLY TERM
--------------------------------------------------------------------------------

             RANGE OF               NUMBER OF      AGGREGATE
       INTEREST-ONLY PERIODS         MORTGAGE    CUT-OFF DATE      % OF       % OF      % OF
             (MONTHS)                 LOANS         BALANCE        POOL     GROUP 1    GROUP 2
----------------------------------------------------------------------------------------------

  Amortizing -- No Partial
    Interest-Only Period .........      50     $  460,640,127       16.1%     16.2%      15.4%
  Partial Interest-Only --
    Amortizing ...................      68      1,881,504,301       65.7      66.5       60.7
  1 - 12 .........................       9        144,554,801        5.1       5.8        0.0
  13 - 24 ........................      11        468,830,000       16.4      18.2        4.7
  25 - 36 ........................      20        277,087,000        9.7       9.3       11.8
  37 - 48 ........................       7        488,087,500       17.1      16.8       18.6
  49 - 60 ........................      20        454,945,000       15.9      14.4       25.7
  73 - 84 ........................       1         48,000,000        1.7       1.9        0.0
  Non-Amortizing .................      34        520,278,000       18.2      17.3       23.9
----------------------------------------------------------------------------------------------
                                       152     $2,862,422,428      100.0%    100.0%     100.0%
----------------------------------------------------------------------------------------------
  MIN: 12                              MAX: 84*              WTD. AVERAGE: 41*
----------------------------------------------------------------------------------------------
*     Partial Interest-Only period excludes non-amortizing loans and amortizing loans that do not benefit from a partial Interest-Only period.

SEASONING
--------------------------------------------------------------------------------

                      NUMBER OF      AGGREGATE
                       MORTGAGE     CUT-OFF DATE      % OF       % OF       % OF
 SEASONING (MONTHS)     LOANS         BALANCE         POOL     GROUP 1    GROUP 2
-----------------------------------------------------------------------------------

  0 - 12 ...........     151     $2,848,360,034        99.5%     99.4%      100.0%
  51 ...............       1     $   14,062,394         0.5       0.6         0.0
-----------------------------------------------------------------------------------
                         152     $2,862,422,428       100.0%    100.0%      100.0%
-----------------------------------------------------------------------------------
  MIN: 0             MAX: 51                     WTD. AVERAGE: 2
-----------------------------------------------------------------------------------
The sum of aggregate percentage calculations may not equal 100% due to rounding.

REMAINING TERM TO MATURITY OR ARD
--------------------------------------------------------------------------------

         RANGE OF           NUMBER OF      AGGREGATE
    REMAINING TERMS TO       MORTGAGE    CUT-OFF DATE      % OF      % OF      % OF
 MATURITY OR ARD (MONTHS)     LOANS         BALANCE        POOL    GROUP 1    GROUP 2
--------------------------------------------------------------------------------------

  0 - 60 .................      18     $  193,866,576       6.8%      5.5%      15.0%
  61 - 84 ................       7         77,627,195       2.7       2.6        3.7
  109 - 120 ..............     126      2,587,838,569      90.4      91.8       81.4
  229 - 240 ..............       1          3,090,087       0.1       0.1        0.0
--------------------------------------------------------------------------------------
                               152     $2,862,422,428     100.0%    100.0%     100.0%
--------------------------------------------------------------------------------------
  MIN: 50                 MAX: 237                  WTD. AVERAGE: 113
--------------------------------------------------------------------------------------

REMAINING STATED AMORTIZATION TERM
--------------------------------------------------------------------------------

        RANGE OF          NUMBER OF      AGGREGATE
 REMAINING AMORTIZATION    MORTGAGE    CUT-OFF DATE      % OF      % OF      % OF
     TERMS (MONTHS)         LOANS         BALANCE        POOL    GROUP 1    GROUP 2
-----------------------------------------------------------------------------------

  229 - 264 ............       3     $   22,244,526       0.8%      0.9%       0.0%
  265 - 300 ............      15        221,502,625       7.7       8.6        1.9
  301 - 348 ............       1         26,500,000       0.9       1.1        0.0
  349 - 360 ............      99      2,071,897,277      72.4      72.1       74.2
  Non-Amortizing .......      34        520,278,000      18.2      17.3       23.9
-----------------------------------------------------------------------------------
                             152     $2,862,422,428     100.0%    100.0%     100.0%
-----------------------------------------------------------------------------------
  MIN: 239*             MAX: 360                  WTD. AVERAGE: 353*
-----------------------------------------------------------------------------------
*     Excludes the non-amortizing loans.

PREPAYMENT PROVISIONS SUMMARY
--------------------------------------------------------------------------------

                                            NUMBER OF      AGGREGATE
                                             MORTGAGE     CUT-OFF DATE      % OF       % OF      % OF
           PREPAYMENT PROVISIONS              LOANS         BALANCE         POOL     GROUP 1    GROUP 2
-------------------------------------------------------------------------------------------------------

  Lockout/Defeasance/Open ................     124     $2,278,470,948        79.6%     81.6%      67.1%
  Lockout/Yield Maintenance/Open .........      15        208,473,705         7.3       6.4       13.1
  Yield Maintenance/Open .................       8        174,489,000         6.1       4.0       19.8
  Lockout/Defeasance or Yield
    Maintenance/Open .....................       2        148,000,000         5.2       6.0        0.0
  Yield Maintenance or Lockout/
    Defeasance/Open ......................       1         39,000,000         1.4       1.6        0.0
  Lockout/Defeasance/Prepayment
    Premium/Open .........................       2         13,988,775         0.5       0.6        0.0
-------------------------------------------------------------------------------------------------------
  TOTAL ..................................     152     $2,862,422,428       100.0%    100.0%     100.0%
-------------------------------------------------------------------------------------------------------

SHADOW RATED LOANS
--------------------------------------------------------------------------------

                                                          % OF      % OF
                                   LOAN         % OF     GROUP     GROUP
          LOAN NAME               AMOUNT        POOL       1         2      FITCH   MOODY'S
-------------------------------------------------------------------------------------------

  Westfield Gateway ......... $ 83,000,000       2.9%      3.4%      0.0%   BBB-     Baa3
  The Paramount
    Building ................   39,500,000       1.4       1.6       0.0    AAA      AAA
  Wyndham Hotel
    Greenspoint .............   34,000,000       1.2       1.4       0.0    BBB+     Baa1
  EDS Building ..............   14,062,394       0.5       0.6       0.0    BBB      Baa3
-------------------------------------------------------------------------------------------
                              $170,562,394       6.0%      6.9%      0.0%
-------------------------------------------------------------------------------------------

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BB&T CAPITAL MARKETS             CREDIT SUISSE                            NOMURA
                                       15

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------
PREPAYMENT PROVISION BASED ON OUTSTANDING PRINCIPAL BALANCE(1)(2)(3)(4)

PREPAYMENT ANALYSIS

     PREPAYMENT RESTRICTION           MAY-06          MAY-07          MAY-08          MAY-09          MAY-10
-------------------------------- --------------- --------------- --------------- --------------- ---------------

Locked Out .....................        92.05%          92.05%           9.12%           8.61%           0.00%
Defeasance .....................         0.00%           0.00%          72.80%          73.09%          79.03%
Yield Maintenance ..............         7.95%           7.95%          18.08%          15.16%          16.90%
Prepayment Premium .............         0.00%           0.00%           0.00%           0.00%           0.00%
Open ...........................         0.00%           0.00%           0.00%           3.14%           4.07%
----------------------------------------------------------------------------------------------------------------
Total ..........................       100.00%         100.00%         100.00%         100.00%         100.00%
----------------------------------------------------------------------------------------------------------------
Mortgage Pool Balance
 Outstanding (in millions) .....   $ 2,862.42      $ 2,855.51      $ 2,845.06      $ 2,828.83      $ 2,807.86
----------------------------------------------------------------------------------------------------------------
% of Initial Pool Balance ......       100.00%          99.76%          99.39%          98.83%          98.09%
----------------------------------------------------------------------------------------------------------------

     PREPAYMENT RESTRICTION           MAY-11          MAY-12          MAY-13          MAY-14          MAY-15        MAY-16
-------------------------------- --------------- --------------- --------------- --------------- --------------- ------------

Locked Out .....................         0.00%           0.00%           0.00%           0.00%           0.00%         0.00%
Defeasance .....................        82.05%          82.22%          81.97%          81.87%          80.69%        44.25%
Yield Maintenance ..............        17.95%          17.24%          15.48%          15.58%          15.69%         0.00%
Prepayment Premium .............         0.00%           0.00%           0.52%           0.52%           0.52%         0.00%
Open ...........................         0.00%           0.54%           2.03%           2.03%           3.10%        55.75%
-----------------------------------------------------------------------------------------------------------------------------
Total ..........................       100.00%         100.00%         100.00%         100.00%         100.00%       100.00%
-----------------------------------------------------------------------------------------------------------------------------
Mortgage Pool Balance
 Outstanding (in millions) .....   $ 2,592.21      $ 2,512.15      $ 2,454.90      $ 2,419.22      $ 2,381.39      $  5.89
-----------------------------------------------------------------------------------------------------------------------------
% of Initial Pool Balance ......        90.56%          87.76%          85.76%          84.52%          83.20%         0.21%
-----------------------------------------------------------------------------------------------------------------------------

(1)   Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage
      Loans (and assuming that each ARD Loan will be repaid in full on its
      Anticipated Repayment Date).
(2)   Based on the assumptions set forth in footnote (1) above, after May 2016, the outstanding loan balances represent less than 0.21% of the Cut-Off
      Date Pool Balance.
(3)   Assumes yield maintenance for each Mortgage Loan with the option to defease or prepay with a Yield Maintenance Charge.
(4)   Certain Mortgage Loans allow the related borrower to structure a defeasance such that the defeased Mortgage Loan will prepay on the first payment date in the Open Period.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BB&T CAPITAL MARKETS             CREDIT SUISSE                            NOMURA
                                       16

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------
GROUP 1 PREPAYMENT PROVISION BASED ON OUTSTANDING PRINCIPAL BALANCE(1)(2)(3)(4)

PREPAYMENT ANALYSIS

      PREPAYMENT RESTRICTION            MAY-06          MAY-07          MAY-08          MAY-09          MAY-10
---------------------------------- --------------- --------------- --------------- --------------- ---------------

Locked Out .......................        93.90%          93.91%           7.54%           7.35%           0.00%
Defeasance .......................         0.00%           0.00%          76.69%          76.62%          80.89%
Yield Maintenance ................         6.10%           6.09%          15.77%          14.56%          16.58%
Prepayment Premium ...............         0.00%           0.00%           0.00%           0.00%           0.00%
Open .............................         0.00%           0.00%           0.00%           1.46%           2.53%
------------------------------------------------------------------------------------------------------------------
Total ............................       100.00%         100.00%         100.00%         100.00%         100.00%
------------------------------------------------------------------------------------------------------------------
Group 1 Balance
 Outstanding (in millions) .......   $ 2,474.19      $ 2,468.04      $ 2,458.46      $ 2,443.34      $ 2,424.14
------------------------------------------------------------------------------------------------------------------
% of Initial Group 1 Balance .....       100.00%          99.75%          99.36%          98.75%          97.98%
------------------------------------------------------------------------------------------------------------------

      PREPAYMENT RESTRICTION            MAY-11          MAY-12          MAY-13          MAY-14          MAY-15        MAY-16
---------------------------------- --------------- --------------- --------------- --------------- --------------- ------------

Locked Out .......................         0.00%           0.00%           0.00%           0.00%           0.00%         0.00%
Defeasance .......................        82.67%          83.49%          82.71%          82.59%          81.24%       100.00%
Yield Maintenance ................        17.33%          16.51%          14.38%          14.50%          14.63%         0.00%
Prepayment Premium ...............         0.00%           0.00%           0.60%           0.60%           0.60%         0.00%
Open .............................         0.00%           0.00%           2.31%           2.31%           3.53%         0.00%
-------------------------------------------------------------------------------------------------------------------------------
Total ............................       100.00%         100.00%         100.00%         100.00%         100.00%       100.00%
-------------------------------------------------------------------------------------------------------------------------------
Group 1 Balance
 Outstanding (in millions) .......   $ 2,268.98      $ 2,192.84      $ 2,153.01      $ 2,121.54      $ 2,088.18       $  2.61
-------------------------------------------------------------------------------------------------------------------------------
% of Initial Group 1 Balance .....        91.71%          88.63%          87.02%          85.75%          84.40%         0.11%
-------------------------------------------------------------------------------------------------------------------------------

(1)   Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage
      Loans (and assuming that each ARD Loan will be repaid in full on its
      Anticipated Repayment Date).
(2)   Based on the assumptions set forth in footnote (1) above, after May 2016, the outstanding loan balances represent less than 0.11% of the Cut-Off
      Date Group 1 Balance.
(3)   Assumes yield maintenance for each Mortgage Loan with the option to defease or prepay with a Yield Maintenance Charge.
(4)   Certain Mortgage Loans allow the related borrower to structure a defeasance such that the defeased Mortgage Loan will prepay on the first payment date in the Open Period.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BB&T CAPITAL MARKETS             CREDIT SUISSE                            NOMURA
                                       17

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------
GROUP 2 PREPAYMENT PROVISION BASED ON OUTSTANDING PRINCIPAL BALANCE(1)(2)(3)

PREPAYMENT ANALYSIS

      PREPAYMENT RESTRICTION           MAY-06        MAY-07        MAY-08        MAY-09        MAY-10
---------------------------------- ------------- ------------- ------------- ------------- -------------

Locked Out .......................      80.24%        80.20%        19.19%        16.59%         0.00%
Defeasance .......................       0.00%         0.00%        48.05%        50.68%        67.26%
Yield Maintenance ................      19.76%        19.80%        32.77%        18.98%        18.93%
Prepayment Premium ...............       0.00%         0.00%         0.00%         0.00%         0.00%
Open .............................       0.00%         0.00%         0.00%        13.75%        13.81%
-------------------------------------------------------------------------------------------------------
Total ............................     100.00%       100.00%       100.00%       100.00%       100.00%
-------------------------------------------------------------------------------------------------------
Group 2 Balance
 Outstanding (in millions) .......   $ 388.23      $ 387.47      $ 386.60      $ 385.49      $ 383.72
-------------------------------------------------------------------------------------------------------
% of Initial Group 2 Balance .....     100.00%        99.80%        99.58%        99.29%        98.84%
-------------------------------------------------------------------------------------------------------

      PREPAYMENT RESTRICTION           MAY-11        MAY-12        MAY-13        MAY-14        MAY-15       MAY-16
---------------------------------- ------------- ------------- ------------- ------------- ------------- ------------

Locked Out .......................       0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
Defeasance .......................      77.71%        73.51%        76.74%        76.75%        76.76%         0.00%
Yield Maintenance ................      22.29%        22.28%        23.26%        23.25%        23.24%         0.00%
Prepayment Premium ...............       0.00%         0.00%         0.00%         0.00%         0.00%         0.00%
Open .............................       0.00%         4.21%         0.00%         0.00%         0.00%        100.0%
---------------------------------------------------------------------------------------------------------------------
Total ............................     100.00%       100.00%       100.00%       100.00%       100.00%        100.0%
---------------------------------------------------------------------------------------------------------------------
Group 2 Balance
 Outstanding (in millions) .......   $ 323.22      $ 319.31      $ 301.89      $ 297.68      $ 293.21       $  3.29
---------------------------------------------------------------------------------------------------------------------
% of Initial Group 2 Balance .....      83.26%        82.25%        77.76%        76.68%        75.53%         0.85%
---------------------------------------------------------------------------------------------------------------------

(1)   Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage
      Loans (and assuming that each ARD Loan will be repaid in full on its
      Anticipated Repayment Date).
(2)   Based on assumptions set forth in footnote (1) above, after May 2016, the outstanding loan balances represent less than 0.85% of the Cut-Off Date
      Group 2 Balance.
(3)   Certain Mortgage Loans allow the related borrower to structure a defeasance such that the defeased Mortgage Loan will prepay on the first payment date in the Open Period.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BB&T CAPITAL MARKETS             CREDIT SUISSE                            NOMURA
                                       18

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------
TWENTY LARGEST MORTGAGE LOANS
--------------------------------------------------------------------------------
The following table and summaries describe the twenty largest Mortgage Loans or pools of Mortgage Loans in the Mortgage Pool by Cut-Off Date Balance:

              TWENTY LARGEST MORTGAGE LOANS BY CUT-OFF DATE BALANCE

                                           NUMBER OF
                                           MORTGAGE                                % OF      % OF
                               MORTGAGE     LOANS /                              INITIAL   INITIAL
                                 LOAN      MORTGAGED    LOAN     CUT-OFF DATE      POOL     GROUP
          LOAN NAME             SELLER    PROPERTIES   GROUP       BALANCE       BALANCE   BALANCE
----------------------------- ---------- ------------ ------- ----------------- --------- ---------

Prime Outlets Pool ..........  Wachovia    1 / 10        1      $  315,340,000    11.0%     12.7%
Marriott -- Chicago, IL .....  Wachovia     1 / 1        1         195,000,000     6.8       7.9%
530 Fifth Avenue ............  Wachovia     1 / 1        1         175,000,000     6.1       7.1%
Independent Square ..........  Wachovia     1 / 1        1          85,000,000     3.0       3.4%
Central Parke Pool ..........  Wachovia    1 / 11        1          83,500,000     2.9       3.4%
Westfield Gateway ...........  Wachovia     1 / 1        1          83,000,000     2.9       3.4%
Hercules Plaza ..............  Wachovia     1 / 1        1          77,892,043     2.7       3.1%
Piedmont Center
 Buildings 9-12 .............  Wachovia     1 / 1        1          65,000,000     2.3       2.6%
Cotswold Village Shops ......  Wachovia     1 / 1        1          51,000,000     1.8       2.1%
Doubletree Hotel --
 Scottsdale, AZ .............  Wachovia     1 / 1        1          48,000,000     1.7       1.9%
                                         ------------           --------------    ----
                                           10 / 29              $1,178,732,043    41.2%
                                         ============           ==============    ====
Campbell Technology
 Park .......................  Wachovia     1 / 1        1      $   46,000,000     1.6%      1.9%
Phillips Place ..............  Wachovia     1 / 1        1          44,500,000     1.6       1.8%
Cedarbrook Plaza ............  Wachovia     1 / 1        1          44,300,000     1.5       1.8%
Bethesda Gateway ............  Wachovia     1 / 1        1          44,000,000     1.5       1.8%
Paoli Shopping Center .......  Wachovia     1 / 1        1          40,000,000     1.4       1.6%
The Paramount Building ......  Wachovia     1 / 1        1          39,500,000     1.4       1.6%
Sherry Lane Place ...........  Wachovia     1 / 1        1          39,000,000     1.4       1.6%
Wilshire Roxbury
 Building ...................  Wachovia     1 / 1        1          35,789,000     1.3       1.4%
Wyndham Hotel
 Greenspoint ................  Wachovia     1 / 1        1          34,000,000     1.2       1.4%
Shoppes at North
 Village ....................  Wachovia     1 / 1        1          30,856,000     1.1       1.2%
                                         ------------           --------------    ----
                                           10 / 10              $  397,945,000    13.9%
                                         ============           ==============    ====
                                            20/39               $1,576,677,043    55.1%
                                            =====               ==============    ====

                                                                LOAN                  CUT-OFF          LTV        WEIGHTED
                                                              BALANCE    WEIGHTED       DATE        RATIO AT      AVERAGE
                                         PROPERTY             PER SF/     AVERAGE       LTV         MATURITY      MORTGAGE
          LOAN NAME                        TYPE               ROOM(1)     DSCR(1)   RATIO(1)(2)   OR ARD(1)(2)      RATE
----------------------------- ----------------------------- ----------- ---------- ------------- -------------- -----------

Prime Outlets Pool .......... Retail -- Outlet               $    181     1.21x        80.0%         70.1%         5.510%
Marriott -- Chicago, IL ..... Hospitality -- Full Service    $163,591     1.86x        64.6%         58.8%         5.877%
530 Fifth Avenue ............ Office -- CBD                  $    350     1.50x        55.6%         50.8%         5.629%
Independent Square .......... Office -- CBD                  $    130     1.37x        74.2%         69.4%         5.930%
Central Parke Pool .......... Various                        $    103     1.21x        78.0%         72.9%         5.830%
Westfield Gateway ........... Retail -- Anchored             $    160     2.02x        57.2%         57.2%         5.880%
Hercules Plaza .............. Office -- CBD                  $    150     1.83x        65.7%         51.4%         6.270%
Piedmont Center
 Buildings 9-12 ............. Office -- CBD                  $    118     1.50x        63.4%         63.4%         5.850%
Cotswold Village Shops ...... Retail -- Anchored             $    199     1.24x        67.3%         62.8%         5.830%
Doubletree Hotel --
 Scottsdale, AZ ............. Hospitality -- Full Service    $126,984     1.28x        73.8%         69.5%         5.510%
                                                                            1.49X      69.0%         62.7%         5.750%
Campbell Technology
 Park ....................... Office -- Suburban             $    165     1.42x        67.6%         61.9%         5.640%
Phillips Place .............. Retail -- Anchored             $    344     1.38x        78.8%         78.8%         5.780%
Cedarbrook Plaza ............ Retail -- Anchored             $     78     1.22x        73.8%         69.1%         6.040%
Bethesda Gateway ............ Office -- CBD                  $    295     1.08x        79.6%         72.0%         6.060%
Paoli Shopping Center ....... Retail -- Anchored             $    241     1.20x        77.4%         68.6%         6.010%
The Paramount Building ...... Mixed Use -- Office/Retail     $     62     5.46x        16.0%         16.0%         5.440%
Sherry Lane Place ........... Office -- CBD                  $    136     1.20x        62.4%         54.1%         5.930%
Wilshire Roxbury
 Building ................... Office -- Suburban             $    332     1.29x        70.2%         70.2%         6.370%
Wyndham Hotel
 Greenspoint ................ Hospitality -- Full Service    $ 72,034     3.52x        40.6%         36.4%         5.660%
Shoppes at North
 Village .................... Retail -- Anchored             $    136     1.67x        63.6%         63.6%         5.150%
                                                                            1.90X      63.8%         59.7%         5.822%
                                                                            1.59X      67.7%         61.9%         5.768%

-------------------
(1)   The Prime Outlets Pool Loan is part of a split loan structure that includes a pari passu companion loan that is not included in the Trust
      Fund. With respect to this Mortgage Loan, unless otherwise specified, the calculations of LTV ratios, DSC ratios and loan balance per square foot/unit/room are based on the aggregate indebtedness of or debt service on, as applicable, the mortgage loan and the related pari passu companion loan.
(2)   For purposes of determining the LTV ratio for 1 mortgage loan (loan number 3), representing 6.1% of the mortgage pool (7.1% of loan group 1), such ratio was calculated using an "as stabilized" appraised value (as defined in the appraisal) as opposed to "as is" appraised value.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BB&T CAPITAL MARKETS             CREDIT SUISSE                            NOMURA
                                       19

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BB&T CAPITAL MARKETS             CREDIT SUISSE                            NOMURA
                                       20

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------
                               PRIME OUTLETS POOL
--------------------------------------------------------------------------------

                    [9 PHOTOS OF PRIME OUTLETS POOL OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BB&T CAPITAL MARKETS             CREDIT SUISSE                            NOMURA
                                       21

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------
                               PRIME OUTLETS POOL
--------------------------------------------------------------------------------

                        [PRIME OUTLETS POOL MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BB&T CAPITAL MARKETS             CREDIT SUISSE                            NOMURA
                                       22

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------
                               PRIME OUTLETS POOL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                Wachovia
 CUT-OFF DATE BALANCE                                            $315,340,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                              11.0%
 NUMBER OF MORTGAGE LOANS                                                   1
 LOAN PURPOSE                                                       Refinance
 SPONSOR                                                   David Lichtenstein
 TYPE OF SECURITY                                           Fee and Leasehold
 PARTIAL RELEASE(1)                                                       Yes
 MORTGAGE RATE                                                         5.510%
 MATURITY DATE                                               January 11, 2016
 AMORTIZATION TYPE                                                    Balloon
 INTEREST ONLY PERIOD                                                      24
 ORIGINAL TERM / AMORTIZATION                                       120 / 360
 REMAINING TERM / AMORTIZATION                                      116 / 360
 LOCKBOX                                                                  Yes

 UP-FRONT RESERVES
   TAX/INSURANCE                               Yes
   ENGINEERING                             $59,375
   TI/LC                                $3,304,625
   GROUND RENT(2)                         $127,768
   RELETTING RESERVE                    $1,500,000
   RECONFIGURATION RESERVE(3)           $5,000,000

 ONGOING MONTHLY RESERVES
   TAX/INSURANCE                               Yes
   REPLACEMENT                             $46,986
   TI/LC                                  $363,842
   GROUND RENT                              $9,440

 ADDITIONAL FINANCING(4)           Pari Passu Debt               $315,340,000

                                                          PARI PASSU NOTES(5)
                                                          -------------------
 CUT-OFF DATE BALANCE                                        $630,680,000
 CUT-OFF DATE BALANCE/SF                                         $181
 CUT-OFF DATE LTV                                                80.0%
 MATURITY DATE LTV                                               70.1%
 UW DSCR ON NCF                                                  1.21x

(1)   The Prime Outlets Pool Loan allows for partial defeasance with property specific premiums based on individual allocated loan amounts and other fees as described in the related Mortgage Loan documents.
(2)   Initial Ground Rent deposit pertains to the Prime Outlets at Gulfport
      Mortgaged Property (the only Mortgaged Property secured by a leasehold estate).
(3)   Escrow will be held until such time as the reconfiguration at the
      Pleasant Prairie Mortgaged Property is complete, the allocated DSC ratio equals at least 1.20x and the LTV ratio equals no more than 80% with respect to the Pleasant Prairie Mortgaged Property and the DSC ratio with respect to the Prime Outlets Pool Loan is 1.30x or greater.
(4)   Future mezzanine debt is permitted upon meeting certain LTV ratio and DSC ratio criteria subject to a maximum combined LTV ratio of 90.0% and a minimum combined DSC ratio of 1.10x as described in the related Mortgage
      Loan documents.
(5)   LTV ratios, DSC ratios and Cut-Off Date Balance/SF were derived based upon the aggregate indebtedness of the Prime Outlets Pool Loan and the
      Prime Outlets Pool Pari Passu Companion Loan.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                            10
 LOCATION                                                             Various
 PROPERTY TYPE                                               Retail -- Outlet
 SIZE (SF)                                                          3,492,882
 OCCUPANCY AS OF NOVEMBER 28, 2005                                      89.0%
 YEAR BUILT / YEAR RENOVATED                                Various / Various
 APPRAISED VALUE                                                 $788,350,000
 PROPERTY MANAGEMENT                                       Prime Retail, L.P.
 UW ECONOMIC OCCUPANCY                                                  89.1%
 UW REVENUES                                                      $81,307,368
 UW TOTAL EXPENSES                                                $24,982,151
 UW NET OPERATING INCOME (NOI)                                    $56,325,217
 UW NET CASH FLOW (NCF)                                           $51,881,207
--------------------------------------------------------------------------------

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BB&T CAPITAL MARKETS             CREDIT SUISSE                            NOMURA
                                       23

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------
                               PRIME OUTLETS POOL
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                             PRIME OUTLETS POOL SUMMARY
-------------------------------------------------------------------------------------------------------------
                                 ALLOCATED                             PARTIAL
                                  CUT-OFF                            DEFEASANCE
                                   DATE                                RELEASE    YEAR BUILT /     SQUARE
PROPERTY NAME                     BALANCE    LOCATION                 PRICE(1)      RENOVATED      FOOTAGE
----------------------------- -------------- ---------------------- ------------ -------------- ------------

Prime Outlets at San
  Marcos ....................  $ 76,750,000  San Marcos, TX            None       1990 / 2005      640,974
Prime Outlets at Grove
  City ......................    60,620,000  Grove City, PA            None        1994 / NA       532,290
Prime Outlets at Ellenton....    56,050,000  Ellenton, FL              None        1991 / NA       476,534
Prime Outlets at
  Jeffersonville ............    37,550,000  Jeffersonville, OH        None        1993 / NA       409,923
Prime Outlets at
  Pleasant Prairie ..........    32,250,000  Pleasant Prairie, WI      125%       1989 / 2001      270,324
Prime Outlets at Huntley.....    16,000,000  Huntley, IL               110%        1994 / NA       279,387
Prime Outlets at Gulfport....    13,500,000  Gulfport, MS              125%        1995 / NA       302,799
Prime Outlets at Naples .....     8,600,000  Naples, FL                110%        1991 / NA       145,962
Prime Outlets at
  Lebanon ...................     8,300,000  Lebanon, TN               125%        1998 / NA       226,816
Prime Outlets at Florida
  City ......................     5,720,000  Homestead, FL             125%        1994 / NA       207,873
                               ------------                                                        -------
                               $315,340,000                                                      3,492,882
                               ============                                                      =========

                                 CUT-OFF
                                  DATE
                                 BALANCE                               UNDERWRITTEN                   APPRAISED
                               PER SQUARE                      UW           NET         APPRAISED       VALUE
PROPERTY NAME                    FOOT(2)    OCCUPANCY(3)   OCCUPANCY     CASH FLOW        VALUE        PER SF
----------------------------- ------------ -------------- ----------- -------------- --------------- ----------

Prime Outlets at San
  Marcos ....................     $239           92.3%        91.2%    $11,953,720    $200,000,000      $312
Prime Outlets at Grove
  City ......................     $228           97.1%        97.1%     10,835,441     148,000,000      $278
Prime Outlets at Ellenton....     $235           98.3%        98.3%      9,898,616     137,000,000      $287
Prime Outlets at
  Jeffersonville ............     $183           96.5%        96.3%      7,415,225      91,600,000      $223
Prime Outlets at
  Pleasant Prairie ..........     $239           97.3%        96.5%      4,934,801      78,700,000      $291
Prime Outlets at Huntley.....     $115           78.8%        72.5%      1,636,063      40,000,000      $143
Prime Outlets at Gulfport....     $ 89           79.4%        70.8%      2,447,502      36,500,000      $121
Prime Outlets at Naples .....     $118           78.9%        76.2%        975,879      21,500,000      $147
Prime Outlets at
  Lebanon ...................     $ 73           77.7%        73.1%      1,492,480      20,750,000      $ 91
Prime Outlets at Florida
  City ......................     $ 55           58.1%        48.5%        291,480      14,300,000      $ 69
                                                                       -----------    ------------
                                  $181           89.0%        89.1%    $51,881,207    $788,350,000      $226
                                                                       ===========    ============
------------------------------------------------------------------------------------------------------------

(1)   Subject to additional fees and conditions as specified in the related
      Mortgage Loan documents.
(2)   The Prime Outlets Pool Loan is part of a split loan structure that includes a pari passu companion loan that is not included in the Trust
      Fund. The calculation of loan balance per square foot is based on the aggregate indebtedness of such Mortgage Loan and the related Pari Passu
      Companion Loan.
(3)   Occupancy date as of November 28, 2005 for all Mortgaged Properties.

------------------------------------------------------------------------------------------------------------------------------------
                                                PRIME OUTLETS POOL OCCUPANCY SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                        YEAR END(1)   YEAR END(2)   YEAR END(2)   YEAR END(2)   YEAR END(2)     AVERAGE
                                            2001          2002          2003          2004          2005      OCCUPANY %
PROPERTY NAME                           OCCUPANCY %   OCCUPANCY %   OCCUPANCY %   OCCUPANCY %   OCCUPANCY %   (2001-2005)
-------------------------------------- ------------- ------------- ------------- ------------- ------------- ------------

    Prime Outlets at San Marcos ......      98.0%         97.1%         93.9%         93.0%         97.9%         96.0%
    Prime Outlets at Grove City ......      98.0%        100.0%         99.4%         99.1%         99.4%         99.2%
    Prime Outlets at Ellenton ........      97.0%         98.5%         99.4%         98.4%        100.0%         98.6%
    Prime Outlets at Jeffersonville ..      99.0%         96.7%         94.4%         97.5%         99.8%         97.5%
    Prime Outlets at Pleasant Prairie       UAV           97.5%         96.6%        100.0%         99.6%         98.5%
    Prime Outlets at Huntley .........      81.0%         71.4%         64.8%         68.0%         82.6%         73.6%
    Prime Outlets at Gulfport ........      85.0%         88.0%         84.7%         84.9%         64.3%         81.4%
    Prime Outlets at Naples ..........      85.0%         85.2%         85.7%         89.1%         86.1%         86.2%
    Prime Outlets at Lebanon .........      98.0%         97.8%         88.7%         86.9%         91.1%         92.5%
    Prime Outlets at Florida City ....      78.0%         70.4%         69.4%         67.3%         80.9%         73.2%
------------------------------------------------------------------------------------------------------------------------------------

   (1)   Source: SEC filings of Prime Retail.
   (2)   Source: Borrower provided status reports for December 31 occupancy.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BB&T CAPITAL MARKETS             CREDIT SUISSE                            NOMURA
                                       24

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------
                               PRIME OUTLETS POOL
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                     PRIME OUTLETS POOL FINANCIAL PERFORMANCE SUMMARY
-------------------------------------------------------------------------------------------
                                       T-12 THROUGH OCTOBER 2005 ANNUALIZED
                       --------------------------------------------------------------------
                        EFFECTIVE                                    NET           NET
                          INCOME        GROSS         TOTAL       OPERATING        CASH
PROPERTY NAME              PSF         INCOME        EXPENSES       INCOME         FLOW
---------------------- ----------- -------------- ------------- ------------- -------------

Prime Outlets at San
  Marcos .............   $ 16.38    $12,174,359    $ 3,871,815   $ 8,302,544   $ 8,193,578
Prime Outlets at
  Grove City .........   $ 25.84     15,825,956      4,820,150    11,005,806    10,941,931
Prime Outlets at
  Ellenton ...........   $ 26.42     14,148,847      3,820,390    10,328,457    10,204,558
Prime Outlets at
  Jeffersonville .....   $ 21.09     10,020,218      2,590,042     7,430,176     7,401,481
Prime Outlets at
  Pleasant Prairie ...   $ 25.71      7,751,536      2,434,769     5,316,767     5,265,405
Prime Outlets at
  Huntley ............   $ 11.31      3,591,240      1,662,351     1,928,889     1,867,424
Prime Outlets at
  Gulfport ...........   $ 13.21      4,668,457      1,945,130     2,723,327     2,711,215
Prime Outlets at
  Naples .............   $ 12.59      1,963,845        681,343     1,282,502     1,231,415
Prime Outlets at
  Lebanon ............   $ 11.13      3,132,749      1,322,144     1,810,605     1,785,655
Prime Outlets at
  Florida City .......   $  7.74      1,822,871      1,143,260       679,611       642,194
                                    -----------    -----------   -----------   -----------
PRIME OUTLETS POOL ...   $ 18.77    $75,100,078    $24,291,394   $50,808,684   $50,244,858
                                    ===========    ===========   ===========   ===========

                                                    UNDERWRITTEN
                       ----------------------------------------------------------------------
                        EFFECTIVE                                     NET            NET
                          INCOME        GROSS         TOTAL        OPERATING        CASH
PROPERTY NAME              PSF         INCOME        EXPENSES       INCOME          FLOW
---------------------- ----------- -------------- ------------- -------------- --------------

Prime Outlets at San
  Marcos .............   $ 23.16    $16,518,168    $ 3,891,477   $12,626,691    $11,953,720
Prime Outlets at
  Grove City .........   $ 27.02     16,455,845      4,851,101    11,604,744     10,835,441
Prime Outlets at
  Ellenton ...........   $ 27.36     14,597,852      3,968,078    10,629,774      9,898,616
Prime Outlets at
  Jeffersonville .....   $ 22.84     10,738,450      2,808,930     7,929,519      7,415,225
Prime Outlets at
  Pleasant Prairie ...   $ 25.92      7,808,028      2,424,215     5,383,812      4,934,801
Prime Outlets at
  Huntley ............   $ 12.12      3,817,106      1,858,116     1,958,990      1,636,063
Prime Outlets at
  Gulfport ...........   $ 13.28      4,690,272      1,873,673     2,816,599      2,447,502
Prime Outlets at
  Naples .............   $ 11.98      1,874,093        695,374     1,178,719        975,879
Prime Outlets at
  Lebanon ............   $ 10.80      3,057,196      1,339,815     1,717,381      1,492,480
Prime Outlets at
  Florida City .......   $  7.39      1,750,361      1,271,372       478,988        291,480
                                    -----------    -----------   -----------    -----------
PRIME OUTLETS POOL ...   $ 20.55    $81,307,368    $24,982,151   $56,325,217    $51,881,207
                                    ===========    ===========   ===========    ===========

-------------------------------------------------------------------------------------------
                     PRIME OUTLETS POOL FINANCIAL PERFORMANCE SUMMARY
-------------------------------------------------------------------------------------------
                                                       2003
                       --------------------------------------------------------------------
                        EFFECTIVE                                    NET           NET
                          INCOME        GROSS         TOTAL       OPERATING        CASH
PROPERTY NAME              PSF         INCOME        EXPENSES       INCOME         FLOW
---------------------- ----------- -------------- ------------- ------------- -------------

Prime Outlets at San
  Marcos .............   $ 16.35    $11,591,233    $ 3,709,414   $ 7,881,819   $ 7,772,853
Prime Outlets at
  Grove City .........   $ 24.80     14,555,570      4,526,680    10,028,890     9,965,015
Prime Outlets at
  Ellenton ...........   $ 24.63     12,919,499      4,005,982     8,913,517     8,789,618
Prime Outlets at
  Jeffersonville .....   $ 19.14      8,927,118      2,876,899     6,050,219     6,021,524
Prime Outlets at
  Pleasant Prairie ...   $ 20.98      6,196,798      2,342,237     3,854,561     3,803,199
Prime Outlets at
  Huntley ............   $ 10.46      3,322,833      1,976,507     1,346,326     1,284,861
Prime Outlets at
  Gulfport ...........   $ 13.45      4,740,238      2,156,302     2,583,936     2,571,824
Prime Outlets at
  Naples .............   $ 12.16      1,897,439        788,737     1,108,702     1,057,615
Prime Outlets at
  Lebanon ............   $ 13.80      3,666,088      1,523,293     2,142,795     2,117,845
Prime Outlets at
  Florida City .......   $  6.10      1,400,444      1,306,646        93,798        56,381
                                    -----------    -----------   -----------   -----------
PRIME OUTLETS POOL ...   $ 17.78    $69,217,260    $25,212,697   $44,004,563   $43,440,737
                                    ===========    ===========   ===========   ===========

                                                       2004
                       --------------------------------------------------------------------
                        EFFECTIVE                                    NET           NET
                          INCOME        GROSS         TOTAL       OPERATING        CASH
PROPERTY NAME              PSF         INCOME        EXPENSES       INCOME         FLOW
---------------------- ----------- -------------- ------------- ------------- -------------

Prime Outlets at San
  Marcos .............   $ 15.92    $11,525,909    $ 3,830,787   $ 7,695,122   $ 7,586,156
Prime Outlets at
  Grove City .........   $ 24.91     14,854,732      4,702,593    10,152,139    10,088,264
Prime Outlets at
  Ellenton ...........   $ 24.92     13,261,418      4,108,088     9,153,330     9,029,431
Prime Outlets at
  Jeffersonville .....   $ 20.01      9,255,684      2,606,309     6,649,375     6,620,680
Prime Outlets at
  Pleasant Prairie ...   $ 23.48      6,934,198      2,283,936     4,650,262     4,598,900
Prime Outlets at
  Huntley ............   $ 11.56      3,689,843      1,914,477     1,775,366     1,713,901
Prime Outlets at
  Gulfport ...........   $ 13.51      4,818,105      2,092,657     2,725,448     2,713,336
Prime Outlets at
  Naples .............   $ 13.10      2,034,164        743,468     1,290,696     1,239,609
Prime Outlets at
  Lebanon ............   $ 11.86      3,248,024      1,417,963     1,830,061     1,805,111
Prime Outlets at
  Florida City .......   $  8.35      1,883,606      1,330,707       552,899       515,482
                                    -----------    -----------   -----------   -----------
PRIME OUTLETS POOL ...   $ 18.19    $71,505,683    $25,030,985   $46,474,698   $45,910,872
                                    ===========    ===========   ===========   ===========

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BB&T CAPITAL MARKETS             CREDIT SUISSE                            NOMURA
                                       25

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------
                               PRIME OUTLETS POOL
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                                      NUMBER                    % OF NET                               % OF
                                     RATINGS*         OF POOL    NET RENTABLE   RENTABLE   BASE RENT      ANNUAL      ANNUAL
TENANT                          MOODY'S/S&P/FITCH   PROPERTIES     AREA (SF)      AREA        PSF       BASE RENT    BASE RENT
------------------------------ ------------------- ------------ -------------- ---------- ----------- ------------- ----------

MAJOR TENANTS
 Nike ........................       A2/A+/NR           7            100,395        2.9%    $ 14.74    $ 1,479,676       2.9%
 Gap .........................    Baa3/BBB-/BBB-        9             95,902        2.7     $ 11.22      1,076,424       2.1
 Pottery Barn ................       NR/NR/NR           2             91,222        2.6     $  2.43        221,967       0.4
 Bass Company Store ..........      B1/BB/BB+          10             78,795        2.3     $ 11.32        892,309       1.7
 Liz Claiborne ...............     Baa2/BBB/NR          7             69,082        2.0     $ 11.70        808,246       1.6
 Dress Barn ..................       NR/NR/NR           8             66,427        1.9     $ 10.78        715,828       1.4
 Polo Ralph Lauren ...........     Baa2/BBB/NR          7             65,042        1.9     $  8.97        583,705       1.1
 Mikasa ......................       NR/NR/NR           7             57,665        1.7     $  9.16        528,069       1.0
 Brooks Brothers .............       NR/NR/NR           6             50,923        1.5     $ 15.93        811,395       1.6
 Ann Taylor ..................      Ba2/NR/NR           7             50,310        1.4     $ 17.72        891,427       1.7
                                                                     -------      -----                -----------     -----
 TOTAL MAJOR TENANTS .........                                       725,763       20.8%    $ 11.04    $ 8,009,046      15.5%
NON-MAJOR TENANTS ............                                     2,382,456       68.2     $ 18.36     43,741,519      84.5
                                                                   ---------      -----                -----------     -----
OCCUPIED TOTAL ...............                                     3,108,219       89.0%    $ 16.65    $51,750,565     100.0%
VACANT SPACE .................                                       384,663       11.0
                                                                   ---------      -----
TOTAL ........................                                     3,492,882      100.0%
                                                                   =========      =====

*     Certain ratings are those of the parent whether or not the parent guarantees the lease.

--------------------------------------------------------------------------------------------------------------------------
                                                  LEASE EXPIRATION SCHEDULE
--------------------------------------------------------------------------------------------------------------------------
                                                                                                               CUMULATIVE
                               WA BASE                                            CUMULATIVE                      % OF
                # OF LEASES    RENT/SF   TOTAL SF    TOTAL BASE     % OF TOTAL      % OF SF      % OF BASE     BASE RENT
     YEAR         EXPIRING    EXPIRING   EXPIRING   RENT ROLLING   SF EXPIRING*    ROLLING*    RENT ROLLING*    ROLLING*
-------------- ------------- ---------- ---------- -------------- -------------- ------------ --------------- -----------

     2006           212       $ 13.01    712,922     $9,274,138         20.4%         20.4%         17.9%         17.9%
     2007           103       $ 16.93    428,574      7,257,314         12.3%         32.7%         14.0%         31.9%
     2008           110       $ 17.87    433,560      7,748,504         12.4%         45.1%         15.0%         46.9%
     2009           103       $ 18.18    455,630      8,283,290         13.0%         58.1%         16.0%         62.9%
     2010            78       $ 17.75    361,416      6,416,508         10.3%         68.5%         12.4%         75.3%
     2011            23       $ 12.64    155,922      1,970,338          4.5%         72.9%          3.8%         79.1%
     2012            26       $ 20.91    108,274      2,263,816          3.1%         76.0%          4.4%         83.5%
     2013            18       $ 22.48     57,667      1,296,129          1.7%         77.7%          2.5%         86.0%
     2014            19       $ 18.23     63,154      1,151,077          1.8%         79.5%          2.2%         88.2%
     2015            47       $ 23.33    186,282      4,345,039          5.3%         84.8%          8.4%         96.6%
     2016            12       $ 25.79     47,217      1,217,740          1.4%         86.2%          2.4%         99.0%
  Thereafter          3       $  5.40     97,601        526,672          2.8%         89.0%          1.0%        100.0%
    Vacant            0          NA      384,663              0         11.0%        100.0%          0.0%        100.0%
--------------------------------------------------------------------------------------------------------------------------

*     Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BB&T CAPITAL MARKETS             CREDIT SUISSE                            NOMURA
                                       26

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------
                               PRIME OUTLETS POOL
--------------------------------------------------------------------------------

PRIME OUTLETS AT SAN MARCOS
---------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                    TENANT SUMMARY
-----------------------------------------------------------------------------------------------------------------------------
                                                               % OF NET                                % OF
                                 RATINGS*       NET RENTABLE   RENTABLE   BASE RENT      ANNUAL       ANNUAL    DATE OF LEASE
TENANT                      MOODY'S/S&P/FITCH     AREA (SF)      AREA        PSF       BASE RENT    BASE RENT    EXPIRATION
---------------------------------------------- -------------- ---------- ----------- ------------- ----------- --------------

MAJOR TENANTS
 Pottery Barn Outlet ......      NR/NR/NR           63,332         9.9%   $  0.96     $    60,642       0.5%    January 2018
 Neiman Marcus Last Call ..     B2/B+/CCC+          28,048         4.4    $  9.98         280,000       2.5     January 2021
 Gap Outlet ...............   Baa3/BBB-/BBB-        23,876         3.7    $ 13.00         310,382       2.8      March 2009
 Off 5th Saks .............      B2/B+/B            22,176         3.5    $  9.50         210,672       1.9    December 2010
 Nike .....................      A2/A+/NR           18,040         2.8    $ 16.00         288,640       2.6      April 2008
                                                    ------       -----                -----------     -----
 TOTAL MAJOR TENANTS ......                        155,472        24.3%   $  7.40     $ 1,150,336      10.3%
NON-MAJOR TENANTS .........                        435,886        68.0    $ 23.07      10,056,905      89.7
                                                   -------       -----                -----------     -----
OCCUPIED TOTAL ............                        591,358        92.3%   $ 18.95     $11,207,241     100.0%
VACANT SPACE ..............                         49,616         7.7
                                                   -------       -----
TOTAL .....................                        640,974       100.0%
                                                   =======       =====
-----------------------------------------------------------------------------------------------------------------------------

*     Certain ratings are those of the parent company whether or not the parent guarantees the lease.

------------------------------------------------------------------------------------------------------------------------------------
                                                      LEASE EXPIRATION SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------
                                  WA BASE                                   CUMULATIVE %                       CUMULATIVE %
                 # OF LEASES      RENT/SF     TOTAL SF      % OF TOTAL          OF SF          % OF BASE       OF BASE RENT
     YEAR          EXPIRING      EXPIRING     EXPIRING     SF EXPIRING*       ROLLING*       RENT ROLLING*       ROLLING*
-------------   -------------   ----------   ----------   --------------   --------------   ---------------   -------------

     2006             17         $ 23.09       37,651           5.9%              5.9%             7.8%             7.8%
     2007              8         $ 17.64       27,406           4.3%             10.1%             4.3%            12.1%
     2008             14         $ 19.90       57,922           9.0%             19.2%            10.3%            22.4%
     2009             15         $ 19.51       76,555          11.9%             31.1%            13.3%            35.7%
     2010             14         $ 20.60       64,030          10.0%             41.1%            11.8%            47.4%
     2011              3         $ 11.93       22,191           3.5%             44.6%             2.4%            49.8%
     2012              9         $ 20.20       42,058           6.6%             51.1%             7.6%            57.4%
     2013              5         $ 21.53       20,472           3.2%             54.3%             3.9%            61.3%
     2014              6         $ 16.22       28,120           4.4%             58.7%             4.1%            65.4%
     2015             26         $ 28.23      101,792          15.9%             74.6%            25.6%            91.0%
     2016              5         $ 30.73       15,560           2.4%             77.0%             4.3%            95.3%
 Thereafter            3         $  5.40       97,601          15.2%             92.3%             4.7%           100.0%
    Vacant             0            NA         49,616           7.7%            100.0%             0.0%           100.0%
------------------------------------------------------------------------------------------------------------------------------------

*     Calculated based on approximate square footage occupied by each tenant.

---------------------------------------------------------------------------------------
                                 COMPETITIVE SUMMARY*
---------------------------------------------------------------------------------------
                                PROPERTY                 DISTANCE TO      YEAR BUILT /
PROPERTY                        LOCATIONS           MORTGAGED PROPERTY      RENOVATED
------------------------------- ------------------- -------------------- --------------

MORTGAGED PROPERTY
 Prime Outlets at San Marcos .. San Marcos, TX              --            1990 / 2005
COMPETITIVE SET
 Tanger Outlets San Marcos .... San Marcos, TX       0 miles adjacent     1993 / 2001
 New Braunfels Marketplace .... New Braunfels, TX     15 miles south       1998 / NA
 Barton Creek Square Mall ..... Austin, TX            35 miles north      1981 / 1995
 Round Rock Premium Outlets ... Round Rock, TX        50 miles north       2006 / NA

----------------------------------------------------------------------------------------------
                                     GLA
PROPERTY                            (SF)      OCCUPANCY %             ANCHOR TENANTS
------------------------------- ------------ ------------- -----------------------------------

MORTGAGED PROPERTY
 Prime Outlets at San Marcos ..    640,974        92.3%    Pottery Barn Outlet, Neiman
                                                           Marcus Last Call, Fritz and Floyd,
                                                           Nike, Mikasa
COMPETITIVE SET
 Tanger Outlets San Marcos ....    441,343        95.0%    Banana Republic, Nautica, KB Toy
                                                           Outlet, Sketchers, Puma
 New Braunfels Marketplace ....    264,066       100.0%    Aaron's, Dress Barn, Famous
                                                           Footwear, Westpoint Stevens
 Barton Creek Square Mall .....  1,270,400        95.0%    Dillard's, Foley's, Nordstrom,
                                                           JCPenney
 Round Rock Premium Outlets ...    430,000        NA       Under Construction
----------------------------------------------------------------------------------------------

*     Based on the Cushman & Wakefield appraisal of the related Mortgaged
      Property dated January 1, 2006.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BB&T CAPITAL MARKETS             CREDIT SUISSE                            NOMURA
                                       27

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------
                               PRIME OUTLETS POOL
--------------------------------------------------------------------------------

PRIME OUTLETS AT GROVE CITY
---------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                         TENANT SUMMARY
                                                                   % OF NET                                % OF
                                     RATINGS*       NET RENTABLE   RENTABLE   BASE RENT      ANNUAL       ANNUAL    DATE OF LEASE
TENANT                          MOODY'S/S&P/FITCH     AREA (SF)      AREA        PSF       BASE RENT    BASE RENT    EXPIRATION
------------------------------ ------------------- -------------- ---------- ----------- ------------- ----------- --------------

MAJOR TENANTS
 Vanity Fair .................      A3/A--/NR           26,842         5.0%    $ 10.75    $   288,552       2.8%   November 2009
 Old Navy ....................   Baa3/BBB--/BBB--       20,188         3.8     $ 14.00        282,632       2.7     October 2010
 Nike ........................       A2/A+/NR           13,475         2.5     $ 15.58        209,955       2.0    February 2010
 Reebok/Rockport .............      Baa2/NR/NR          11,356         2.1     $ 19.00        215,764       2.1       May 2010
 Brooks Brothers .............       NR/NR/NR            9,584         1.8     $ 18.65        178,741       1.7     August 2009
                                                        ------       -----                -----------     -----
 TOTAL MAJOR TENANTS .........                          81,445        15.3%    $ 14.43    $ 1,175,644      11.3%
NON-MAJOR TENANTS ............                         435,526        81.8     $ 21.19      9,230,945      88.7
                                                       -------       -----                -----------     -----
OCCUPIED TOTAL ...............                         516,971        97.1%    $ 20.13    $10,406,589     100.0%
VACANT SPACE .................                          15,319         2.9
                                                       -------       -----
TOTAL ........................                         532,290       100.0%
                                                       =======       =====
------------------------------------------------------------------------------------------------------------------------------------

*     Certain ratings are those of the parent whether or not the parent guarantees the lease.

------------------------------------------------------------------------------------------------------------------------------------
                                                      LEASE EXPIRATION SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------
                                  WA BASE                                   CUMULATIVE %                       CUMULATIVE %
                 # OF LEASES      RENT/SF     TOTAL SF      % OF TOTAL          OF SF          % OF BASE       OF BASE RENT
     YEAR          EXPIRING      EXPIRING     EXPIRING     SF EXPIRING*       ROLLING*       RENT ROLLING*       ROLLING*
-------------   -------------   ----------   ----------   --------------   --------------   ---------------   -------------

     2006            27          $ 19.87       82,645           15.5%            15.5%            15.8%            15.8%
     2007            24          $ 20.41       93,482           17.6%            33.1%            18.3%            34.1%
     2008            13          $ 21.56       41,229            7.7%            40.8%             8.5%            42.7%
     2009            27          $ 18.20      135,167           25.4%            66.2%            23.6%            66.3%
     2010            20          $ 19.98      100,137           18.8%            85.0%            19.2%            85.5%
     2011             5          $ 25.68       13,767            2.6%            87.6%             3.4%            88.9%
     2012             4          $ 27.49       12,055            2.3%            89.9%             3.2%            92.1%
     2013             5          $ 22.75       16,960            3.2%            93.1%             3.7%            95.8%
     2014             3          $ 17.78        5,718            1.1%            94.2%             1.0%            96.8%
     2015             6          $ 21.16       15,811            3.0%            97.1%             3.2%           100.0%
     2016             0          $  0.00            0            0.0%            97.1%             0.0%           100.0%
 Thereafter           0          $  0.00            0            0.0%            97.1%             0.0%           100.0%
    Vacant            0             NA         15,319            2.9%           100.0%             0.0%           100.0%
------------------------------------------------------------------------------------------------------------------------------------

*     Calculated based on approximate square footage occupied by each tenant.

----------------------------------------------------------------------------------------
                                  COMPETITIVE SUMMARY*
----------------------------------------------------------------------------------------
                                    PROPERTY              DISTANCE TO      YEAR BUILT /
PROPERTY                            LOCATIONS        MORTGAGED PROPERTY      RENOVATED
----------------------------------- ---------------- -------------------- --------------

MORTGAGED PROPERTY
 Prime Outlets at Grove City ...... Grove City, PA           --             1994 / NA
COMPETITIVE SET
 Shenango Valley Mall ............. Hermitage, PA    25 miles northwest    1967 / 1997
 Clearview Mall ................... Butler, PA       32 miles southeast    1981 / 2000
 Ross Park Mall ................... Pittsburgh, PA   46 miles southeast    1986 / 2002
 Eastwood Mall .................... Niles, OH           43 miles east      1969 / 2006
 Southern Park Mall ............... Youngstown, OH      42 miles east      1970 / 1997
----------------------------------------------------------------------------------------

                                         GLA
PROPERTY                                (SF)      OCCUPANCY %              ANCHOR TENANTS
----------------------------------- ------------ ------------- --------------------------------------

MORTGAGED PROPERTY
 Prime Outlets at Grove City ......    532,290        97.1%    Vanity Fair, Saks Fifth Avenue, Nike,
                                                               Reebok/Rockport
COMPETITIVE SET
 Shenango Valley Mall .............    508,615        92.0%    JCPenney, Kaufmann's, Sears
 Clearview Mall ...................    761,248        94.0%    JCPenney, Sears, TJ Maxx, Dick's
                                                               Sporting Goods
 Ross Park Mall ...................  1,223,779        95.0%    Kauffman's, Sears, JCPenney,
                                                               Macy's, Media Play, DSW Shoe
                                                               Warehouse
 Eastwood Mall ....................  1,453,318        92.0%    JCPenney, Sears, Kauffman's, Kohl's,
                                                               Dillard's, Target, Super Kmart, Home
                                                               Depot
 Southern Park Mall ...............  1,198,339        94.0%    Dillard's, JCPenney, Kauffman's,
                                                               Sears
----------------------------------------------------------------------------------------------------

*     Based on the Cushman & Wakefield appraisal of the related Mortgaged
      Property dated January 1, 2006.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BB&T CAPITAL MARKETS             CREDIT SUISSE                            NOMURA
                                       28

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------
                               PRIME OUTLETS POOL
--------------------------------------------------------------------------------

PRIME OUTLETS AT ELLENTON
-------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                                               % OF NET                                % OF
                                 RATINGS*       NET RENTABLE   RENTABLE   BASE RENT      ANNUAL       ANNUAL    DATE OF LEASE
TENANT                      MOODY'S/S&P/FITCH     AREA (SF)      AREA        PSF       BASE RENT    BASE RENT    EXPIRATION
-------------------------- ------------------- -------------- ---------- ----------- ------------- ----------- --------------

MAJOR TENANTS
 Vanity Fair .............       A3/A-/NR           23,272         4.9%   $  5.12     $  119,153        1.3%   December 2008
 Off 5th Saks ............       B2/B+/B            19,804         4.2    $ 10.50        207,942        2.2    December 2011
 Nike ....................       A2/A+/NR           15,076         3.2    $ 14.50        218,602        2.3    November 2008
 Gap .....................   Baa3/BBB--/BBB--       10,111         2.1    $ 11.00        111,221        1.2      April 2008
 Liz Claiborne ...........     Baa2/BBB/NR          10,100         2.1    $  4.83         48,780        0.5     October 2006
                                                    ------       -----                ----------      -----
 TOTAL MAJOR TENANTS .....                          78,363        16.4%   $  9.01     $  705,698        7.5%
NON-MAJOR TENANTS ........                         390,246        81.9    $ 22.32      8,710,386       92.5
                                                   -------       -----                ----------      -----
OCCUPIED TOTAL ...........                         468,609        98.3%   $ 20.09     $9,416,084      100.0%
VACANT SPACE .............                           7,925         1.7
                                                   -------       -----
TOTAL ....................                         476,534       100.0%
                                                   =======       =====
------------------------------------------------------------------------------------------------------------------------------------

*     Certain ratings are those of the parent whether or not the parent guarantees the lease.

------------------------------------------------------------------------------------------------------------------------------------
                                                      LEASE EXPIRATION SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------
                                  WA BASE                                   CUMULATIVE %                       CUMULATIVE %
                 # OF LEASES      RENT/SF     TOTAL SF      % OF TOTAL          OF SF          % OF BASE       OF BASE RENT
     YEAR          EXPIRING      EXPIRING     EXPIRING     SF EXPIRING*       ROLLING*       RENT ROLLING*       ROLLING*
-------------   -------------   ----------   ----------   --------------   --------------   ---------------   -------------

     2006            27          $ 18.81       87,757           18.4%            18.4%            17.5%            17.5%
     2007            20          $ 22.55       68,856           14.4%            32.9%            16.5%            34.0%
     2008            31          $ 18.26      141,564           29.7%            62.6%            27.4%            61.5%
     2009            15          $ 21.09       47,836           10.0%            72.6%            10.7%            72.2%
     2010            10          $ 26.91       32,561            6.8%            79.4%             9.3%            81.5%
     2011             5          $ 15.97       35,554            7.5%            86.9%             6.0%            87.5%
     2012             4          $ 17.93       17,462            3.7%            90.6%             3.3%            90.8%
     2013             1          $ 23.00        1,198            0.3%            90.8%             0.3%            91.1%
     2014             2          $ 23.16        3,543            0.7%            91.6%             0.9%            92.0%
     2015             6          $ 21.76       23,761            5.0%            96.5%             5.5%            97.5%
     2016             2          $ 27.69        8,517            1.8%            98.3%             2.5%           100.0%
 Thereafter           0          $  0.00            0            0.0%            98.3%             0.0%           100.0%
    Vacant            0             NA          7,925            1.7%           100.0%             0.0%           100.0%
------------------------------------------------------------------------------------------------------------------------------------

*     Calculated based on approximate square footage occupied by each tenant.

------------------------------------------------------------------------------------
                                COMPETITIVE SUMMARY*
------------------------------------------------------------------------------------
                                 PROPERTY             DISTANCE TO      YEAR BUILT /
PROPERTY                         LOCATIONS       MORTGAGED PROPERTY      RENOVATED
-------------------------------- --------------- -------------------- --------------

MORTGAGED PROPERTY
 Prime Outlets at Ellenton ..... Ellenton, FL            --             1991 / NA
COMPETITIVE SET
 Desoto Square ................. Bradenton, FL     30 miles north      1973 / 1997
 Westfield Shoppingtown
  Brandon ...................... Brandon, FL      7 miles southwest     1995 / NA
 Westfield Shoppingtown
  Sarasota Square .............. Sarasota, FL      20 miles south      1977 / 1989
 Westfield Shoppingtown
  Southgate .................... Sarasota, FL      15 miles south      1956 / 1998
------------------------------------------------------------------------------------

                                    GLA
PROPERTY                            (SF)    OCCUPANCY %            ANCHOR TENANTS
-------------------------------- --------- ------------- ----------------------------------

MORTGAGED PROPERTY
 Prime Outlets at Ellenton ..... 476,534        98.3%    Off 5th Saks Avenue, Vanity Fair,
                                                         Nike
COMPETITIVE SET
 Desoto Square ................. 690,960        95.0%    Dillard's, JCPenney, Burdine's,
                                                         Sears
 Westfield Shoppingtown
  Brandon ...................... 983,000       100.0%    Dillard's, JCPenney, Burdine's,
                                                         Sears
 Westfield Shoppingtown
  Sarasota Square .............. 894,154        95.0%    Dillard's, JCPenney, Burdine's,
                                                         Sears
 Westfield Shoppingtown
  Southgate .................... 425,841        98.0%    Dillard's, Saks Fifth Avenue,
                                                         Burdine's
-------------------------------------------------------------------------------------------

*     Based on the Cushman & Wakefield appraisal of the related Mortgaged
      Property dated January 1, 2006.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BB&T CAPITAL MARKETS             CREDIT SUISSE                            NOMURA
                                       29

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------
                               PRIME OUTLETS POOL
--------------------------------------------------------------------------------

PRIME OUTLETS AT JEFFERSONVILLE
-------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                                               % OF NET                                % OF
                                 RATINGS*       NET RENTABLE   RENTABLE   BASE RENT      ANNUAL       ANNUAL    DATE OF LEASE
TENANT                      MOODY'S/S&P/FITCH     AREA (SF)      AREA        PSF       BASE RENT    BASE RENT    EXPIRATION
-------------------------- ------------------- -------------- ---------- ----------- ------------- ----------- --------------

MAJOR TENANTS
 Pottery Barn ............       NR/NR/NR           27,890         6.8%   $  5.78     $  161,325        2.3%    January 2011
 Nike ....................       A2/A+/NR           13,840         3.4    $ 14.60        202,064        2.8      June 2007
 Brooks Brothers .........       NR/NR/NR           10,065         2.5    $ 20.77        209,050        2.9    December 2008
 Casual Corner Annex .....       NR/NR/NR            9,520         2.3    $ 20.77        197,730        2.8    December 2010
 Banana Republic .........   Baa3/BBB--/BBB--        9,149         2.2    $ 18.92        173,071        2.4     October 2009
                                                    ------       -----                ----------      -----
 TOTAL MAJOR TENANTS .....                          70,464        17.2%   $ 13.39     $  943,240       13.2%
NON-MAJOR TENANTS ........                         325,157        79.3    $ 19.04      6,192,264       86.8
                                                   -------       -----                ----------      -----
OCCUPIED TOTAL ...........                         395,621        96.5%   $ 18.04     $7,135,504      100.0%
VACANT SPACE .............                          14,302         3.5
                                                   -------       -----
TOTAL ....................                         409,923       100.0%
                                                   =======       =====
------------------------------------------------------------------------------------------------------------------------------------

*     Certain ratings are those of the parent whether or not the parent guarantees the lease.

------------------------------------------------------------------------------------------------------------------------------------
                                                      LEASE EXPIRATION SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------
                                  WA BASE                                   CUMULATIVE %                       CUMULATIVE %
                 # OF LEASES      RENT/SF     TOTAL SF      % OF TOTAL          OF SF          % OF BASE          OF BASE
     YEAR          EXPIRING      EXPIRING     EXPIRING     SF EXPIRING*       ROLLING*       RENT ROLLING*     RENT ROLLING*
-------------   -------------   ----------   ----------   --------------   --------------   ---------------   --------------

     2006            24          $ 14.99       84,763           20.7%            20.7%            17.8%             17.8%
     2007            12          $ 17.84       51,138           12.5%            33.2%            12.8%             30.6%
     2008            16          $ 19.96       53,345           13.0%            46.2%            14.9%             45.5%
     2009            15          $ 17.25       68,813           16.8%            63.0%            16.6%             62.1%
     2010             7          $ 22.14       25,446            6.2%            69.2%             7.9%             70.0%
     2011             4          $ 12.80       41,119           10.0%            79.2%             7.4%             77.4%
     2012             4          $ 22.41       19,669            4.8%            84.0%             6.2%             83.6%
     2013             5          $ 30.35       10,401            2.5%            86.5%             4.4%             88.0%
     2014             3          $ 22.31       11,398            2.8%            89.3%             3.6%             91.6%
     2015             4          $ 21.11       19,236            4.7%            94.0%             5.7%             97.3%
     2016             2          $ 18.94       10,293            2.5%            96.5%             2.7%            100.0%
 Thereafter           0          $  0.00            0            0.0%            96.5%             0.0%            100.0%
    Vacant            0             NA         14,302            3.5%           100.0%             0.0%            100.0%
------------------------------------------------------------------------------------------------------------------------------------

*     Calculated based on approximate square footage occupied by each tenant.

---------------------------------------------------------------------------------------------
                                    COMPETITIVE SUMMARY*
---------------------------------------------------------------------------------------------
                                                                DISTANCE TO
                                           PROPERTY              MORTGAGED       YEAR BUILT/
PROPERTY                                   LOCATIONS             PROPERTY         RENOVATED
----------------------------------- ---------------------- -------------------- -------------

MORTGAGED PROPERTY
 Prime Outlets at Jeffersonville .. Jeffersonville, Ohio           --             1993/NA
COMPETITIVE SET
 Easton Town Center ............... Columbus, Ohio         50 miles northeast    1999/2001
 Fairfield Commons ................ Dayton, Ohio              40 miles west      1990/1999
 Deerfield Town Center ............ Cincinnati, Ohio       45 miles southwest     2004/NA
 Rookwood Commons ................. Cincinnati, Ohio         15 miles south       2000/NA
---------------------------------------------------------------------------------------------

                                         GLA
PROPERTY                                (SF)      OCCUPANCY %             ANCHOR TENANTS
----------------------------------- ------------ ------------- -----------------------------------

MORTGAGED PROPERTY
 Prime Outlets at Jeffersonville ..    409,923        96.5%    Pottery Barn, Nike, Banana
                                                               Republic, Brooks Brothers
COMPETITIVE SET
 Easton Town Center ...............  1,525,086        95.0%    Nordstrom, Macy's, AMC 30,
                                                               Lifetime Fitness
 Fairfield Commons ................  1,048,739        93.0%    Macy's, JCPenney, Parisian, Sears,
                                                               Elder Beeman, Regal Cinemas
 Deerfield Town Center ............    432,000        95.0%    Dick's Sporting Goods, Bed Bath &
                                                               Beyond, Wild Oats, Borders, Gold's
                                                               Gym
 Rookwood Commons .................    322,549        98.0%    Bed Bath & Beyond, DSW, Old
                                                               Navy, Wild Oats, The Gap
--------------------------------------------------------------------------------------------------

*     Based on the Cushman & Wakefield appraisal of the related Mortgaged
      Property dated January 1, 2006.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BB&T CAPITAL MARKETS             CREDIT SUISSE                            NOMURA
                                       30

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------
                               PRIME OUTLETS POOL
--------------------------------------------------------------------------------

PRIME OUTLETS AT PLEASANT PRAIRIE
---------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                                               % OF NET                                % OF
                                 RATINGS*       NET RENTABLE   RENTABLE   BASE RENT      ANNUAL       ANNUAL    DATE OF LEASE
TENANT                      MOODY'S/S&P/FITCH     AREA (SF)      AREA        PSF       BASE RENT    BASE RENT    EXPIRATION
-------------------------- ------------------- -------------- ---------- ----------- ------------- ----------- --------------

MAJOR TENANTS
 Nike ....................       A2/A+/NR           17,500         6.5%    $ 16.00    $  280,000        5.6%      May 2007
 Polo Ralph Lauren .......     Baa2/BBB/NR           9,200         3.4     $ 10.47        96,329        1.9     October 2008
 Bass Company Store ......      B1/BB+/NR            9,200         3.4     $ 18.14       166,888        3.3    December 2009
 Gap Outlet ..............    Baa3/BBB-/BBB-         9,000         3.3     $ 14.50       130,500        2.6       May 2009
 Liz Claiborne ...........     Baa2/BBB/NR           9,000         3.3     $ 12.00       108,000        2.1       May 2011
                                                    ------       -----                ----------      -----
 TOTAL MAJOR TENANTS .....                          53,900        19.9%    $ 14.50    $  781,717       15.5%
NON-MAJOR TENANTS ........                         209,058        77.3     $ 20.36     4,256,416       84.5
                                                   -------       -----                ----------      -----
OCCUPIED TOTAL ...........                         262,958        97.3%    $ 19.16    $5,038,133      100.0%
VACANT SPACE .............                           7,366         2.7
                                                   -------       -----
TOTAL ....................                         270,324       100.0%
                                                   =======       =====
------------------------------------------------------------------------------------------------------------------------------------

*     Certain ratings are those of the parent whether or not the parent guarantees the lease.

------------------------------------------------------------------------------------------------------------------------------------
                                                      LEASE EXPIRATION SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------
                                  WA BASE                                   CUMULATIVE %                       CUMULATIVE %
                 # OF LEASES      RENT/SF     TOTAL SF      % OF TOTAL          OF SF          % OF BASE          OF BASE
     YEAR          EXPIRING      EXPIRING     EXPIRING     SF EXPIRING*       ROLLING*       RENT ROLLING*     RENT ROLLING*
-------------   -------------   ----------   ----------   --------------   --------------   ---------------   --------------

     2006             10         $ 15.67       33,149           12.3%            12.3%            10.3%             10.3%
     2007             14         $ 19.35       57,799           21.4%            33.6%            22.2%             32.5%
     2008              9         $ 19.99       38,583           14.3%            47.9%            15.3%             47.8%
     2009             15         $ 19.57       58,921           21.8%            69.7%            22.9%             70.7%
     2010              7         $ 19.93       32,354           12.0%            81.7%            12.8%             83.5%
     2011              1         $ 12.00        9,000            3.3%            85.0%             2.1%             85.6%
     2012              2         $ 24.06        5,100            1.9%            86.9%             2.4%             88.1%
     2013              1         $ 17.00        4,400            1.6%            88.5%             1.5%             89.6%
     2014              2         $ 21.95        8,700            3.2%            91.7%             3.8%             93.4%
     2015              2         $ 13.64        9,602            3.6%            95.3%             2.6%             96.0%
     2016              2         $ 38.11        5,350            2.0%            97.3%             4.0%            100.0%
 Thereafter            0         $  0.00            0            0.0%            97.3%             0.0%            100.0%
    Vacant             0            NA          7,366            2.7%           100.0%             0.0%            100.0%
------------------------------------------------------------------------------------------------------------------------------------

*     Calculated based on approximate square footage occupied by each tenant.

-----------------------------------------------------------------------------------------------------
                                        COMPETITIVE SUMMARY*
                                                                       DISTANCE TO
                                                  PROPERTY              MORTGAGED       YEAR BUILT/
PROPERTY                                          LOCATIONS             PROPERTY         RENOVATED
------------------------------------------ ---------------------- -------------------- -------------

MORTGAGED PROPERTY
 Prime Outlets at Pleasant Prairie ....... Pleasant Prairie, WI           --            1989/2001
COMPETITIVE SET
 Gurnee Mills Mall ....................... Gurnee, IL             10 miles southwest     1991/NA
 Prime Outlets at Huntley ................ Huntley, IL            50 miles southwest     1994/NA
 The Original Outlet Mall ................ Kenosha, WI               2 miles north      1982/1998
 Johnson Creek Outlet Mall ............... Johnson Creek, WI      60 miles northwest    1998/2001
-----------------------------------------------------------------------------------------------------

                                                GLA
PROPERTY                                       (SF)      OCCUPANCY %             ANCHOR TENANTS
------------------------------------------ ------------ ------------- ------------------------------------

MORTGAGED PROPERTY
 Prime Outlets at Pleasant Prairie .......    270,324        97.3%    Nike, Polo Ralph Lauren,
                                                                      Liz Claiborne
COMPETITIVE SET
 Gurnee Mills Mall .......................  1,699,808        92.0%    Bass Pro Shops, JCPenney Outlet,
                                                                      Burlington Coat Factory, Value City
                                                                      Dept. Store, Marshalls
 Prime Outlets at Huntley ................    279,387        78.8%    Casual Corner, Liz Claiborne,
                                                                      Reebok/Rockport
 The Original Outlet Mall ................    310,994        35.0%    Carter's Childrenswear, Samsonite,
                                                                      KB Toys
 Johnson Creek Outlet Mall ...............    290,172        95.0%    Nike, Gap, Eddie Bauer,
                                                                      Liz Claiborne, Mikasa
----------------------------------------------------------------------------------------------------------

*     Based on the Cushman & Wakefield appraisal of the related Mortgaged
      Property dated January 1, 2006.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BB&T CAPITAL MARKETS             CREDIT SUISSE                            NOMURA
                                       31

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------
                               PRIME OUTLETS POOL
--------------------------------------------------------------------------------

PRIME OUTLETS AT HUNTLEY
------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                                               % OF NET                                % OF
                                 RATINGS*       NET RENTABLE   RENTABLE   BASE RENT      ANNUAL       ANNUAL    DATE OF LEASE
TENANT                      MOODY'S/S&P/FITCH     AREA (SF)      AREA        PSF       BASE RENT    BASE RENT    EXPIRATION
-------------------------- ------------------- -------------- ---------- ----------- ------------- ----------- --------------

MAJOR TENANTS
 Casual Corner Annex .....       NR/NR/NR           11,036         4.0%    $ 10.00    $  110,360        5.3%    August 2006
 Liz Claiborne ...........     Baa2/BBB/NR          10,955         3.9     $  4.38        47,983        2.3      March 2015
 Reebok/Rockport .........      Baa2/NR/NR          10,469         3.7     $  6.42        67,211        3.2     August 2007
 Dress Barn Woman ........       NR/NR/NR            8,996         3.2     $  8.38        75,387        3.6    December 2010
 Bass Company Store ......      B1/BB+/NR            8,791         3.1     $  2.56        22,548        1.1         MTM
                                                    ------       -----                ----------      -----
 TOTAL MAJOR TENANTS .....                          50,247        18.0%    $  6.44    $  323,489       15.6%
NON-MAJOR TENANTS ........                         169,819        60.8     $ 10.31     1,750,322       84.4
                                                   -------       -----                ----------      -----
OCCUPIED TOTAL ...........                         220,066        78.8%    $  9.42    $2,073,811      100.0%
VACANT SPACE .............                          59,321        21.2
                                                   -------       -----
TOTAL ....................                         279,387       100.0%
                                                   =======       =====
------------------------------------------------------------------------------------------------------------------------------------

*     Certain ratings are those of the parent whether or not the parent guarantees the lease.

------------------------------------------------------------------------------------------------------------------------------------
                                                      LEASE EXPIRATION SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------
                                  WA BASE                                   CUMULATIVE %                       CUMULATIVE %
                 # OF LEASES      RENT/SF     TOTAL SF      % OF TOTAL          OF SF          % OF BASE          OF BASE
     YEAR          EXPIRING      EXPIRING     EXPIRING     SF EXPIRING*       ROLLING*       RENT ROLLING*     RENT ROLLING*
-------------   -------------   ----------   ----------   --------------   --------------   ---------------   --------------

     2006             20         $  8.11       78,783           28.2%            28.2%            30.8%             30.8%
     2007              5         $ 12.02       27,053            9.7%            37.9%            15.7%             46.5%
     2008              4         $ 13.98       18,210            6.5%            44.4%            12.3%             58.8%
     2009              4         $  9.81       11,724            4.2%            48.6%             5.5%             64.3%
     2010             10         $ 10.38       49,134           17.6%            66.2%            24.6%             88.9%
     2011              2         $  7.14       14,043            5.0%            71.2%             4.8%             93.7%
     2012              0         $  0.00            0            0.0%            71.2%             0.0%             93.7%
     2013              0         $  0.00            0            0.0%            71.2%             0.0%             93.7%
     2014              2         $  9.34        5,039            1.8%            73.0%             2.3%             96.0%
     2015              3         $  5.14       16,080            5.8%            78.8%             4.0%            100.0%
     2016              0         $  0.00            0            0.0%            78.8%             0.0%            100.0%
 Thereafter            0         $  0.00            0            0.0%            78.8%             0.0%            100.0%
    Vacant             0            NA         59,321           21.2%           100.0%             0.0%            100.0%
------------------------------------------------------------------------------------------------------------------------------------

*     Calculated based on approximate square footage occupied by each tenant.

---------------------------------------------------------------------------------------------
                                    COMPETITIVE SUMMARY*
---------------------------------------------------------------------------------------------
                                                                DISTANCE TO
                                                                 MORTGAGED       YEAR BUILT/
PROPERTY                              PROPERTY LOCATIONS         PROPERTY         RENOVATED
----------------------------------- ---------------------- -------------------- -------------

MORTGAGED PROPERTY
 Prime Outlets at Huntley ......... Huntley, IL                    --             1994/NA
COMPETITIVE SET
 Gurnee Mills Mall ................ Gurnee, IL             40 miles northeast     1991/NA
 Prime Outlets at Pleasant
   Prairie ........................ Pleasant Prairie, WI   50 miles northeast    1989/2001
 The Original Outlet Mall ......... Kenosha, WI            50 miles northeast    1982/1998
 Chicago Premium Outlets .......... Aurora, IL             30 miles southeast     2004/NA
---------------------------------------------------------------------------------------------

                                         GLA
PROPERTY                                (SF)      OCCUPANCY %               ANCHOR TENANTS
----------------------------------- ------------ ------------- ---------------------------------------

MORTGAGED PROPERTY
 Prime Outlets at Huntley .........    279,387        78.8%    Casual Corner, Liz Claiborne,
                                                               Reebok/Rockport
COMPETITIVE SET
 Gurnee Mills Mall ................  1,699,808        92.0%    Bass Pro Shops, JCPenney Outlet,
                                                               Burlington Coat Factory,
                                                               Value City Dept. Store, Marshalls
 Prime Outlets at Pleasant
   Prairie ........................    270,324        97.3%    Nike, Polo Ralph Lauren, Liz Claiborne
 The Original Outlet Mall .........    310,994        35.0%    Carter's Childrenswear, Samsonite,
                                                               KB Toys
 Chicago Premium Outlets ..........    435,000       100.0%    Nike, Polo, Eddie Bauer,
                                                               Tommy Hilfiger
------------------------------------------------------------------------------------------------------

*     Based on the Cushman & Wakefield appraisal of the related Mortgaged
      Property dated January 1, 2006.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BB&T CAPITAL MARKETS             CREDIT SUISSE                            NOMURA
                                       32

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------
                               PRIME OUTLETS POOL
--------------------------------------------------------------------------------

PRIME OUTLETS AT GULFPORT
-------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                                                % OF NET                                % OF
                                  RATINGS*       NET RENTABLE   RENTABLE   BASE RENT      ANNUAL       ANNUAL        DATE OF
TENANT                       MOODY'S/S&P/FITCH     AREA (SF)      AREA        PSF       BASE RENT    BASE RENT   LEASE EXPIRATION
--------------------------- ------------------- -------------- ---------- ----------- ------------- ----------- -----------------

MAJOR TENANTS
 VF Outlet ................      A3/A--/NR           22,161         7.3%   $  1.82     $   40,333        1.5%      March 2010
 Burke's ..................      A3/A--/A--          13,848         4.6    $  2.04         28,250        1.0     September 2007
 Nike .....................       A2/A+/NR           13,452         4.4    $ 11.60        156,043        5.7      November 2007
 Reebok/Rockport ..........      Baa2/NR/NR          10,001         3.3    $ 15.50        155,016        5.7        June 2006
 Gap ......................   Baa3/BBB--/BBB--        9,977         3.3    $  7.00         69,839        2.6       August 2006
                                                     ------       -----                ----------      -----
 TOTAL MAJOR TENANTS ......                          69,439        22.9%   $  6.47     $  449,481       16.5%
NON-MAJOR TENANTS .........                         171,031        56.5    $ 13.28      2,271,911       83.5
                                                    -------       -----                ----------      -----
OCCUPIED TOTAL ............                         240,470        79.4%   $ 11.32     $2,721,392      100.0%
VACANT SPACE ..............                          62,329        20.6
                                                    -------       -----
TOTAL .....................                         302,799       100.0%
                                                    =======       =====
------------------------------------------------------------------------------------------------------------------------------------

*     Certain ratings are those of the parent company whether or not the parent guarantees the lease.

------------------------------------------------------------------------------------------------------------------------------------
                                                      LEASE EXPIRATION SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------
                                  WA BASE                                   CUMULATIVE %                       CUMULATIVE %
                 # OF LEASES      RENT/SF     TOTAL SF      % OF TOTAL          OF SF          % OF BASE          OF BASE
     YEAR          EXPIRING      EXPIRING     EXPIRING     SF EXPIRING*       ROLLING*       RENT ROLLING*     RENT ROLLING*
-------------   -------------   ----------   ----------   --------------   --------------   ---------------   --------------

     2006            27          $ 12.88       96,410           31.8%            31.8%            45.6%             45.6%
     2007            12          $  9.89       55,147           18.2%            50.1%            20.0%             65.7%
     2008             4          $ 18.54        6,829            2.3%            52.3%             4.7%             70.3%
     2009             4          $ 17.47       19,958            6.6%            58.9%            12.8%             83.1%
     2010             6          $  6.13       42,216           13.9%            72.8%             9.5%             92.6%
     2011             1          $  0.93        7,786            2.6%            75.4%             0.3%             92.9%
     2012             2          $ 17.95        7,888            2.6%            78.0%             5.2%             98.1%
     2013             1          $ 12.18        4,236            1.4%            79.4%             1.9%            100.0%
     2014             0          $  0.00            0            0.0%            79.4%             0.0%            100.0%
     2015             0          $  0.00            0            0.0%            79.4%             0.0%            100.0%
     2016             0          $  0.00            0            0.0%            79.4%             0.0%            100.0%
 Thereafter           0          $  0.00            0            0.0%            79.4%             0.0%            100.0%
    Vacant            0             NA         62,329           20.6%           100.0%             0.0%            100.0%
------------------------------------------------------------------------------------------------------------------------------------

*     Calculated based on approximate square footage occupied by each tenant.

---------------------------------------------------------------------------------
                              COMPETITIVE SUMMARY*
---------------------------------------------------------------------------------
                                                      DISTANCE TO
                                                       MORTGAGED     YEAR BUILT/
PROPERTY                       PROPERTY LOCATIONS      PROPERTY       RENOVATED
----------------------------- -------------------- ---------------- -------------

MORTGAGED PROPERTY
 Prime Outlets at Gulfport .. Gulfport, MS               --           1995/NA
COMPETITIVE SET
 Crossroads Center .......... Gulfport, MS         1/2 mile north     2002/NA
 Gulfport Plaza ............. Gulfport, MS          1/2 mile east     1986/NA
 Edgewater Mall ............. Biloxi, MS            15 miles east    1963/1996
 Turtle Creek Mall .......... Hattisburg, MS       75 miles north     1994/NA

                                 GLA
PROPERTY                         (SF)    OCCUPANCY %           ANCHOR TENANTS
----------------------------- --------- ------------- --------------------------------

MORTGAGED PROPERTY
 Prime Outlets at Gulfport .. 302,799        79.4%    Vanity Fair, Nike, Gap Outlet,
                                                      Reebok/Rockport, Mikasa,
                                                      Dress Barn, Polo Ralph Lauren
COMPETITIVE SET
 Crossroads Center .......... 540,000        97.0%    Academy Sports, Belk, Cinemark,
                                                      Office Depot, T.J. Maxx
 Gulfport Plaza ............. 225,073       100.0%    Wal-Mart
 Edgewater Mall ............. 900,000        95.0%    Dillard's, JCPenney, McRae's,
                                                      Sears
 Turtle Creek Mall .......... 846,234        99.0%    Not Available
--------------------------------------------------------------------------------------

*     Based on the Cushman & Wakefield appraisal of the related Mortgaged
      Property dated January 1, 2006.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BB&T CAPITAL MARKETS             CREDIT SUISSE                            NOMURA
                                       33

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------
                               PRIME OUTLETS POOL
--------------------------------------------------------------------------------

PRIME OUTLETS AT NAPLES
-----------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                                               % OF NET                                % OF
                                 RATINGS*       NET RENTABLE   RENTABLE   BASE RENT      ANNUAL       ANNUAL    DATE OF LEASE
TENANT                      MOODY'S/S&P/FITCH     AREA (SF)      AREA        PSF       BASE RENT    BASE RENT     EXPIRATION
-------------------------- ------------------- -------------- ---------- ----------- ------------- ----------- ---------------

MAJOR TENANTS
 Liz Claiborne ...........     Baa2/BBB/NR          12,000         8.2%    $ 10.50    $  126,000       10.6%    December 2009
 Mikasa ..................       NR/NR/NR            8,120         5.6     $ 13.35       108,402        9.1    September 2007
 Bass Company Store ......      B1/BB+/NR            7,504         5.1     $  4.38        32,868        2.8          MTM
 Swim Mart ...............       NR/NR/NR            6,176         4.2     $ 20.00       123,520       10.4     January 2007
 Factory Brand Shoes .....      B1/BB/BB+            6,172         4.2     $  9.38        57,893        4.9          MTM
                                                    ------       -----                ----------      -----
 TOTAL MAJOR TENANTS .....                          39,972        27.4%    $ 11.22    $  448,683       37.6%
NON-MAJOR TENANTS ........                          75,216        51.5     $  9.90       744,510       62.4
                                                    ------       -----                ----------      -----
OCCUPIED TOTAL ...........                         115,188        78.9%    $ 10.36    $1,193,193      100.0%
VACANT SPACE .............                          30,774        21.1
                                                   -------       -----
TOTAL ....................                         145,962       100.0%
                                                   =======       =====
------------------------------------------------------------------------------------------------------------------------------------

*     Certain ratings are those of the parent company whether or not the parent guarantees the lease.

------------------------------------------------------------------------------------------------------------------------------------
                                                      LEASE EXPIRATION SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------
                                  WA BASE                                   CUMULATIVE %                       CUMULATIVE %
                 # OF LEASES      RENT/SF     TOTAL SF      % OF TOTAL          OF SF          % OF BASE          OF BASE
     YEAR          EXPIRING      EXPIRING     EXPIRING     SF EXPIRING*       ROLLING*       RENT ROLLING*     RENT ROLLING*
-------------   -------------   ----------   ----------   --------------   --------------   ---------------   --------------

     2006            21          $  7.76       67,282           46.1%            46.1%            43.8%             43.8%
     2007             2          $ 16.22       14,296            9.8%            55.9%            19.4%             63.2%
     2008             3          $ 11.91       10,931            7.5%            63.4%            10.9%             74.1%
     2009             3          $ 13.37       17,240           11.8%            75.2%            19.3%             93.4%
     2010             2          $ 14.39        5,439            3.7%            78.9%             6.6%            100.0%
     2011             0          $  0.00            0            0.0%            78.9%             0.0%            100.0%
     2012             0          $  0.00            0            0.0%            78.9%             0.0%            100.0%
     2013             0          $  0.00            0            0.0%            78.9%             0.0%            100.0%
     2014             0          $  0.00            0            0.0%            78.9%             0.0%            100.0%
     2015             0          $  0.00            0            0.0%            78.9%             0.0%            100.0%
     2016             0          $  0.00            0            0.0%            78.9%             0.0%            100.0%
 Thereafter           0          $  0.00            0            0.0%            78.9%             0.0%            100.0%
    Vacant            0             NA         30,774           21.1%           100.0%             0.0%            100.0%
------------------------------------------------------------------------------------------------------------------------------------

*     Calculated based on approximate square footage occupied by each tenant.

------------------------------------------------------------------------------------------------------------------------------------
                                                        COMPETITIVE SUMMARY*
------------------------------------------------------------------------------------------------------------------------------------
                                                    DISTANCE TO
                                                     MORTGAGED     YEAR BUILT/     GLA
PROPERTY                     PROPERTY LOCATIONS      PROPERTY       RENOVATED      (SF)    OCCUPANCY %          ANCHOR TENANTS
--------------------------- -------------------- ---------------- ------------- --------- ------------- ----------------------------

MORTGAGED PROPERTY
 Prime Outlets at Naples .. Naples, FL                 --         1991 / NA     145,962        78.9%    Liz Claiborne, Mikasa,
                                                                                                        Bass Shoe Company
COMPETITIVE SET
 Coastland Center ......... Naples, FL           10 miles north   1977 / 2005
 Waterside Shops .......... Naples, FL           12 miles north   1992 / 1999   924,000        95.0%    Dillard's, JCPenney, Macy's,
 Miromar Outlets .......... Estero, FL           30 miles north   1998 / 2003                           Sears
                                                                                232,000        90.0%    Saks Fifth Avenue, Barnes &
                                                                                                        Noble, Gap
                                                                                658,000        95.0%    OshKosh B'Gosh, Adidas,
                                                                                                        Factory Brand Shoes
------------------------------------------------------------------------------------------------------------------------------------

*     Based on the Cushman & Wakefield appraisal of the related Mortgaged
      Property dated January 1, 2006.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BB&T CAPITAL MARKETS             CREDIT SUISSE                            NOMURA
                                       34

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------
                               PRIME OUTLETS POOL
--------------------------------------------------------------------------------

PRIME OUTLETS AT LEBANON
------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                                               % OF NET                                % OF
                                 RATINGS*       NET RENTABLE   RENTABLE   BASE RENT      ANNUAL       ANNUAL    DATE OF LEASE
TENANT                      MOODY'S/S&P/FITCH     AREA (SF)      AREA        PSF       BASE RENT    BASE RENT    EXPIRATION
-------------------------- ------------------- -------------- ---------- ----------- ------------- ----------- --------------

MAJOR TENANTS
 Liz Claiborne ...........     Baa2/BBB/NR          12,048         5.3%   $  9.71     $  117,000        6.9%     March 2009
 Gap .....................    Baa3/BBB-/BBB-         9,050         4.0    $  7.07         64,014        3.8         MTM
 Dress Barn ..............       NR/NR/NR            8,951         3.9    $  5.83         52,184        3.1      June 2008
 Bass Company Store ......      B1/BB+/NR            8,834         3.9    $  3.54         31,239        1.9         MTM
 Polo Ralph Lauren .......     Baa2/BBB/NR           8,426         3.7    $ 10.52         88,676        5.3      April 2008
                                                    ------       -----                ----------      -----
 TOTAL MAJOR TENANTS .....                          47,309        20.9%   $  7.46     $  353,113       20.9%
NON-MAJOR TENANTS ........                         128,838        56.8    $ 10.35      1,333,099       79.1
                                                   -------       -----                ----------      -----
OCCUPIED TOTAL ...........                         176,147        77.7%   $  9.57     $1,686,212      100.0%
VACANT SPACE .............                          50,669        22.3
                                                   -------       -----
TOTAL ....................                         226,816       100.0%
                                                   =======       =====
------------------------------------------------------------------------------------------------------------------------------------

*     Certain ratings are those of the parent whether or not the parent guarantees the lease.

------------------------------------------------------------------------------------------------------------------------------------
                                                      LEASE EXPIRATION SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------
                                  WA BASE                                   CUMULATIVE %                       CUMULATIVE %
                 # OF LEASES      RENT/SF     TOTAL SF      % OF TOTAL          OF SF          % OF BASE          OF BASE
     YEAR          EXPIRING      EXPIRING     EXPIRING     SF EXPIRING*       ROLLING*       RENT ROLLING*     RENT ROLLING*
-------------   -------------   ----------   ----------   --------------   --------------   ---------------   --------------

     2006             22         $  6.91       72,769           32.1%            32.1%            29.8%             29.8%
     2007              4         $  7.53       13,506            6.0%            38.0%             6.0%             35.8%
     2008             15         $ 11.85       60,162           26.5%            64.6%            42.3%             78.1%
     2009              2         $ 13.21       14,557            6.4%            71.0%            11.4%             89.5%
     2010              0         $  0.00            0            0.0%            71.0%             0.0%             89.5%
     2011              1         $  1.99        3,614            1.6%            72.6%             0.4%             89.9%
     2012              1         $ 16.00        4,042            1.8%            74.4%             3.8%             93.8%
     2013              0         $  0.00            0            0.0%            74.4%             0.0%             93.8%
     2014              0         $  0.00            0            0.0%            74.4%             0.0%             93.8%
     2015              0         $  0.00            0            0.0%            74.4%             0.0%             93.8%
     2016              1         $ 14.00        7,497            3.3%            77.7%             6.2%            100.0%
 Thereafter            0         $  0.00            0            0.0%            77.7%             0.0%            100.0%
    Vacant             0            NA         50,669           22.3%           100.0%             0.0%            100.0%
------------------------------------------------------------------------------------------------------------------------------------

*     Calculated based on approximate square footage occupied by each tenant.

-----------------------------------------------------------------------------------------------
                                     COMPETITIVE SUMMARY*
-----------------------------------------------------------------------------------------------
                                                                DISTANCE TO
                                                                 MORTGAGED         YEAR BUILT/
PROPERTY                             PROPERTY LOCATIONS          PROPERTY           RENOVATED
----------------------------------- -------------------- ------------------------ -------------

MORTGAGED PROPERTY
 Prime Outlets at Lebanon ......... Lebanon, TN                    --             1998/NA
COMPETITIVE SET
 Opry Mills ....................... Nashville, TN           21 1/2 miles west     2000/NA
 100 Oaks ......................... Nashville, TN           26 1/5 miles west     1967/1997
 Rivergate Mall ................... Goodlettsville, TN   23 1/2 miles northwest   1971/1999
 Hickory Hollow Mall .............. Antioch, TN          21 1/2 miles southwest   1978/2002
-----------------------------------------------------------------------------------------------

                                         GLA
PROPERTY                                (SF)      OCCUPANCY %               ANCHOR TENANTS
----------------------------------- ------------ ------------- ---------------------------------------

MORTGAGED PROPERTY
 Prime Outlets at Lebanon .........    226,816        77.7%    Liz Claiborne, Gap, Dress Barn,
                                                               Bass Company Store, Polo Ralph
                                                               Lauren, Eddie Bauer, Brooks Brothers
COMPETITIVE SET
 Opry Mills .......................  1,200,000        94.0%    Bass Pro Shop, Bed Bath & Beyond,
                                                               Regal Cinemas, Barnes & Noble,
                                                               Blacklion, Off 5th - Saks, Old Navy,
                                                               Rainforest Cafe
 100 Oaks .........................    750,000       100.0%    Burlington Coat Factory, CompUSA,
                                                               Michael's, Off 5th -- Saks, PetsMart,
                                                               Regal Cinemas, TJ Maxx
 Rivergate Mall ...................  1,129,176        97.0%    Carmike's Cinemas, Dillard's, Hecht's,
                                                               JCPenney, Sears
 Hickory Hollow Mall ..............  1,097,899        98.0%    Dillard's, Hecht's, JCPenney,
                                                               Sears, Linens N Things
------------------------------------------------------------------------------------------------------

*     Based on the Cushman & Wakefield appraisal of the related Mortgaged
      Property dated January 1, 2006.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BB&T CAPITAL MARKETS             CREDIT SUISSE                            NOMURA
                                       35

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------
                               PRIME OUTLETS POOL
--------------------------------------------------------------------------------

PRIME OUTLETS AT FLORIDA CITY
-----------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                                                   % OF NET                              % OF
                                     RATINGS*       NET RENTABLE   RENTABLE   BASE RENT     ANNUAL      ANNUAL    DATE OF LEASE
TENANT                          MOODY'S/S&P/FITCH     AREA (SF)      AREA        PSF      BASE RENT   BASE RENT    EXPIRATION
------------------------------ ------------------- -------------- ---------- ----------- ----------- ----------- --------------

MAJOR TENANTS
 Bealls ......................       NR/NR/NR           15,401         7.4%   $  0.00     $      0        0.0%   November 2007
 Nike ........................       A2/A+/NR            9,012         4.3    $ 13.80      124,372       14.3      June 2010
 Dress Barn ..................       NR/NR/NR            9,008         4.3    $  0.00            0        0.0    December 2006
 Levi's/Dockers ..............      Caa2/B-/B            8,871         4.3    $ 19.24      170,651       19.6         MTM
 Gap Outlet ..................   Baa3/BBB-/BBB--         8,848         4.3    $  4.00       35,392        4.1      March 2011
                                                        ------       -----                --------      -----
 TOTAL MAJOR TENANTS .........                          51,140        24.6%   $  6.46     $330,415       37.9%
NON-MAJOR TENANTS ............                          69,691        33.5    $  7.78      541,991       62.1
                                                        ------       -----                --------      -----
OCCUPIED TOTAL ...............                         120,831        58.1%   $  7.22     $872,406      100.0%
VACANT SPACE .................                          87,042        41.9
                                                       -------       -----
TOTAL ........................                         207,873       100.0%
                                                       =======       =====
------------------------------------------------------------------------------------------------------------------------------------

*     Certain ratings are those of the parent company whether or not the parent guarantees the lease.

------------------------------------------------------------------------------------------------------------------------------------
                                                 LEASE EXPIRATION SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------
                                  WA BASE                                   CUMULATIVE %                       CUMULATIVE %
                 # OF LEASES      RENT/SF     TOTAL SF      % OF TOTAL          OF SF          % OF BASE          OF BASE
     YEAR          EXPIRING      EXPIRING     EXPIRING     SF EXPIRING*       ROLLING*       RENT ROLLING*     RENT ROLLING*
-------------   -------------   ----------   ----------   --------------   --------------   ---------------   --------------

     2006            17          $  5.81       71,713           34.5%            34.5%            47.8%             47.8%
     2007             2          $  3.95       19,891            9.6%            44.1%             9.0%             56.8%
     2008             1          $ 13.00        4,785            2.3%            46.4%             7.1%             63.9%
     2009             3          $ 19.52        4,859            2.3%            48.7%            10.9%             74.8%
     2010             2          $ 16.41       10,099            4.9%            53.6%            19.0%             93.8%
     2011             1          $  4.00        8,848            4.3%            57.8%             4.1%             97.8%
     2012             0          $  0.00            0            0.0%            57.8%             0.0%             97.8%
     2013             0          $  0.00            0            0.0%            57.8%             0.0%             97.8%
     2014             1          $ 30.00          636            0.3%            58.1%             2.2%            100.0%
     2015             0          $  0.00            0            0.0%            58.1%             0.0%            100.0%
     2016             0          $  0.00            0            0.0%            58.1%             0.0%            100.0%
 Thereafter           0          $  0.00            0            0.0%            58.1%             0.0%            100.0%
    Vacant            0             NA         87,042           41.9%           100.0%             0.0%            100.0%
------------------------------------------------------------------------------------------------------------------------------------

*     Calculated based on approximate square footage occupied by each tenant.

----------------------------------------------------------------------------------------
                                  COMPETITIVE SUMMARY*
----------------------------------------------------------------------------------------
                                                             DISTANCE TO
                                                              MORTGAGED     YEAR BUILT/
PROPERTY                              PROPERTY LOCATIONS      PROPERTY       RENOVATED
------------------------------------ -------------------- ---------------- -------------

MORTGAGED PROPERTY
 Prime Outlets at Florida City ..... Homestead, FL              --           1994/NA
COMPETITIVE SET
 Homestead Town Square ............. Homestead, FL         3 miles north    1994/2002
 Dadeland Station .................. Miami, FL            20 miles north     1996/NA
 Kendale Lakes Plaza ............... Miami, FL            20 miles north    1977/1994
----------------------------------------------------------------------------------------

                                        GLA
PROPERTY                                (SF)    OCCUPANCY %                 ANCHOR TENANTS
------------------------------------ --------- ------------- -------------------------------------------

MORTGAGED PROPERTY
 Prime Outlets at Florida City ..... 207,873        58.1%    Beall's Outlet, Levi's, Bass
COMPETITIVE SET
 Homestead Town Square ............. 210,000       100.0%    Marshalls, Office Max, Publix
 Dadeland Station .................. 315,000        90.0%    Bed, Bath & Beyond, Best Buy, Michaels,
                                                             Target
 Kendale Lakes Plaza ............... 400,000        99.0%    Big Kmart, El Dorado Furniture, Marshalls,
                                                             Dyms Clothing
--------------------------------------------------------------------------------------------------------

*     Based on the Cushman & Wakefield appraisal of the related Mortgaged
      Property dated January 1, 2006.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BB&T CAPITAL MARKETS             CREDIT SUISSE                            NOMURA
                                       36

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------
                               PRIME OUTLETS POOL
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "Prime Outlets Pool Loan") is secured by first mortgages or deeds of trust encumbering 10 retail outlet centers located in various locations throughout the United States. The Prime
     Outlets Pool Loan represents approximately 11.0% of the Cut-Off Date Pool
     Balance. The Prime Outlets Pool Loan was originated on January 9, 2006 and has an aggregate principal balance as of the Cut-Off Date of $315,340,000.
     The Prime Outlets Pool Loan, which is evidenced by a pari passu note dated
     January 9, 2006, is a portion of a whole loan with an original principal balance of $630,680,000. The other loan related to the Prime Outlets Pool
     Loan is evidenced by a separate note, dated January 9, 2006 (the "Prime
     Outlets Pool Pari Passu Companion Loan"), with an original principal balance of $315,340,000. The Prime Outlets Pool Pari Passu Companion Loan
     will not be an asset of the Trust Fund. The Prime Outlets Pool Pari Passu
     Companion Loan and the Prime Outlets Pool Loan are governed by an intercreditor and servicing agreement and will be serviced pursuant to the terms of the pooling and servicing agreement relating to the Wachovia Bank
     Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates,
     Series 2006-C23 transaction, as described in the Prospectus Supplement under "DESCRIPTION OF THE MORTGAGE POOL--Co-Lender Loans". The Prime
     Outlets Pool Loan provides for interest-only payments for the first 24 months of its term, and thereafter, fixed monthly payments of principal and interest.

     The Prime Outlets Pool Loan has a remaining term of 116 months and matures on January 11, 2016. The Prime Outlets Pool Loan may be prepaid on or after
     November 11, 2015, and permits defeasance with United States government obligations beginning two years after the Closing Date.

o    THE BORROWERS. The borrowers consist of 10 limited partnerships and 1 limited liability company, each a special purpose entity. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Prime Outlets Pool Loan. The sponsor of the borrowers is
     David Lichtenstein. Mr. Lichtenstein has built a portfolio of 20,000 apartment units and 27 million square feet of commercial and retail space in 28 states over the past 17 years as President and Founder of The
     Lightstone Group.

o    THE PROPERTIES. The Mortgaged Properties consist of 10 Prime Retail Outlet
     Centers located throughout the United States. As of November 28, 2005, the occupancy rate for the Mortgaged Properties securing the Prime Outlets Pool
     Loan was approximately 89.0%.

o    RELEASE. The borrower may obtain the release of a certain portion of the
     Pleasant Prairie Mortgaged Property in connection with such portion being reconfigured in conjunction with the planned construction of a food court.
     In connection with such free release, the borrower is required to deposit
     $5,000,000 into a reconfiguration reserve to be held by the mortgagee until such time as the allocated DSC ratio equals at least 1.20x and the LTV ratio equals no more than 80% with respect to the Pleasant Prairie
     Mortgaged Property and the DSC ratio with respect to the Prime Outlets Pool
     Loan is 1.30x or greater.

o    LOCKBOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee-designated lockbox account.

o    MANAGEMENT. Prime Retail, L.P., an affiliate of the sponsor, is the property manager for the Mortgaged Properties securing the Prime Outlets
     Pool Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BB&T CAPITAL MARKETS             CREDIT SUISSE                            NOMURA
                                       37

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BB&T CAPITAL MARKETS             CREDIT SUISSE                            NOMURA
                                       38

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------
                            MARRIOTT -- CHICAGO, IL
--------------------------------------------------------------------------------

                [FIVE PHOTOS OF MARRIOTT -- CHICAGO, IL OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BB&T CAPITAL MARKETS             CREDIT SUISSE                            NOMURA
                                       39

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25

--------------------------------------------------------------------------------
                             MARRIOTT -- CHICAGO, IL
--------------------------------------------------------------------------------

                    [MAP OF MARRIOTT -- CHICAGO, IL OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BB&T CAPITAL MARKETS             CREDIT SUISSE                            NOMURA
                                       40

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25

--------------------------------------------------------------------------------
                            MARRIOTT -- CHICAGO, IL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                   Wachovia
 CUT-OFF DATE BALANCE                                               $195,000,000
 PERCENTAGE OF CUT-OFF DATE POOL
 BALANCE                                                                    6.8%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                        Acquisition
 SPONSORS                                                DiamondRock Hospitality
                                                             Limited Partnership
                                                        and Bloodstone TRS, Inc.
 TYPE OF SECURITY                                                            Fee
 MORTGAGE RATE                                                       5.87692308%
 MATURITY DATE                                                    April 11, 2016
 AMORTIZATION TYPE                                                       Balloon
 INTEREST-ONLY PERIOD                                                         42
 ORIGINAL TERM / AMORTIZATION                                          120 / 360
 REMAINING TERM / AMORTIZATION                                         119 / 360
 LOCKBOX                                                                     Yes
 UP-FRONT RESERVES
  TAX                                        Yes
 ONGOING MONTHLY RESERVES
   TAX/INSURANCE(1)                    Springing
   FF&E(2)                                   Yes
   EXCESS CASH                         Springing
 ADDITIONAL FINANCING                     B-Note                     $25,000,000

                                                                  WHOLE MORTGAGE
                                                 TRUST ASSET           LOAN
                                                ------------      --------------
 CUT-OFF DATE BALANCE                           $195,000,000       $220,000,000
 CUT-OFF DATE BALANCE/ROOM                        $163,591           $184,564
 CUT-OFF DATE LTV                                   64.6%              72.8%
 MATURITY DATE LTV                                  58.8%              66.4%
 UW DSCR ON NCF                                     1.86x              1.63x

(1)   Should Marriott discontinue to pay the tax and insurance premiums, the mortgagee will begin escrowing an amount equal to 1/12 the annual costs.
(2)   Monthly FF&E reserve is defined as 4% of monthly gross revenue and is based on the gross revenue generated in the prior month.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                                1
 LOCATION                                                            Chicago, IL
 PROPERTY TYPE                                       Hospitality -- Full Service
 SIZE (ROOMS)                                                              1,192
 OCCUPANCY AS OF DECEMBER 31, 2005*                                        71.7%
 YEAR BUILT / YEAR RENOVATED                                         1978 / 2005
 APPRAISED VALUE                                                    $302,000,000
 PROPERTY MANAGEMENT                               Marriott Hotel Services, Inc.
 UW ECONOMIC OCCUPANCY                                                     75.0%
 UW REVENUES                                                        $ 91,641,196
 UW TOTAL EXPENSES                                                  $ 61,387,444
 UW NET OPERATING INCOME (NOI)                                      $ 30,253,751
 UW NET CASH FLOW (NCF)                                             $ 25,683,833

*     Based on trailing 12-month period ending December 31, 2005.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BB&T CAPITAL MARKETS             CREDIT SUISSE                            NOMURA
                                       41

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------
                             MARRIOTT -- CHICAGO, IL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                FACILITY SUMMARY
--------------------------------------------------------------------------------
 GUESTROOM MIX                                                     NO. OF ROOMS
--------------------------------------------------------------------------------
 KING ..........................................                            497
 DOUBLE/DOUBLE .................................                            601
 SUITES ........................................                             25
 STUDIOS .......................................                             34
 ACCESSIBLE ....................................                             35
                                                                         ------
   TOTAL .......................................                          1,192
                                                                         ======
 MEETING/BALLROOM SPACES                                            SQUARE FEET
--------------------------------------------------------------------------------
 GRAND BALLROOM ................................                         19,193
 CHICAGO BALLROOM ..............................                         12,972
 OTHER MEETING SPACE ...........................                         17,278
                                                                         ------
   TOTAL .......................................                         49,443
                                                                         ======
 FOOD AND BEVERAGE
--------------------------------------------------------------------------------
 VENTOSO RESTAURANT
 LOBBY LOUNGE
 CONCIERGE LOUNGE

 OTHER AMENITIES
--------------------------------------------------------------------------------
 INDOOR POOL, STEAM ROOMS, SAUNA, FITNESS CENTER
 BARBER SHOP, GIFT SHOP
 BUSINESS CENTER OPERATED BY FEDEX KINKO'S
 GAME ROOM

--------------------------------------------------------------------------------
                               FINANCIAL SCHEDULE
--------------------------------------------------------------------------------
 YEAR ..........................................                       2004-2005
 LATEST PERIOD .................................                            2005
 OCCUPANCY* ....................................                           71.7%
 ADR ...........................................                         $184.44
 REVPAR ........................................                         $132.17
 UW OCCUPANCY ..................................                           75.0%
 UW ADR ........................................                         $192.22
 UW REVPAR .....................................                         $144.16

*     Based on trailing 12-month period ending December 31, 2005.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BB&T CAPITAL MARKETS             CREDIT SUISSE                            NOMURA
                                       42

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------
                             MARRIOTT -- CHICAGO, IL
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "Marriott -- Chicago, IL Loan") is secured by a first mortgage encumbering a full-service hotel located in Chicago,
     Illinois. The Marriott -- Chicago, IL Loan represents approximately 6.8% of the Cut-Off Date Pool Balance. The Marriott -- Chicago, IL Loan was
     originated on April 7, 2006, and has a principal balance as of the Cut-Off
     Date of $195,000,000. The Marriott -- Chicago, IL Loan, which is evidenced by a senior note dated April 7, 2006, is the senior portion of a whole loan with an original principal balance of $220,000,000. The companion loan related to the Marriott -- Chicago, IL Loan is evidenced by a separate subordinate note, dated April 7, 2006, with a Cut-Off Date Balance of
     $25,000,000 (the "Marriott -- Chicago, IL Companion Loan"). The Marriott --
     Chicago, IL Companion Loan will not be an asset of the Trust Fund. The
     Marriott -- Chicago, IL Loan and the Marriott -- Chicago, IL Companion Loan
     will be governed by an intercreditor and servicing agreement, as described in the Prospectus Supplement under "DESCRIPTION OF THE MORTGAGE
     POOL--Co-Lender Loans" and will be serviced pursuant to the terms of the pooling and servicing agreement. The Marriott -- Chicago, IL Loan provides for interest only payments for the first 42 months of its term, and thereafter, fixed monthly payments of principal and interest.

     The Marriott -- Chicago, IL Loan has a remaining term of 119 months and matures on April 11, 2016. The Marriott -- Chicago, IL Loan may be prepaid on or after January 11, 2016, and permits defeasance with United States government obligations beginning two years after the Closing Date.

o    THE BORROWER. The borrowers are Diamondrock Chicago Owner, LLC and
     Diamondrock Chicago Tenant, LLC, each a special purpose entity. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Marriott -- Chicago, IL Loan. The sponsors of the borrowers are DiamondRock Hospitality Limited Partnership
     ("DiamondRock") and Bloodstone TRS, Inc. DiamondRock (NYSE: DRH) is a
     self-advised real estate company that owns, acquires and invests in upscale hotel properties located primarily in North America. DiamondRock generally invests, on a selective basis, in full-service, premium limited service and extended stay hotel properties in urban locations. Since its inception in
     June 2004, DiamondRock has acquired over $1 billion in real estate assets.
     As of December 2005, DiamondRock owned 16 hotels comprising approximately
     7,311 rooms worth an aggregate investment of approximately $1.3 billion.
     The properties are geographically diversified across the United States and the Virgin Islands.

o    THE PROPERTY. The Mortgaged Property is a full-service hotel, containing approximately 1,192 rooms and approximately 49,443 square feet of meeting space situated on approximately 1.1 acres. The Mortgaged Property was constructed in 1978 and renovated in 2005. The Mortgaged Property is located in the downtown central business district of Chicago, Illinois. The amenities at the Mortgaged Property include three food and beverage outlets, a health club with cardiovascular equipment, indoor swimming pool, spa, exercise room, weight room, basketball court as well as a laundry room, sundry shop, lounge and 30 conference/divisible ball rooms. Based upon the trailing 12-month period ending December 31, 2005, the occupancy rate for the Mortgaged Property securing the Marriott -- Chicago, IL Loan was approximately 71.7%.

o    LOCKBOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee-designated lockbox account.

o    MANAGEMENT. Marriott Hotel Services, Inc., a division of Marriott
     International, Inc., is the property manager for the Mortgaged Property securing the Marriott -- Chicago, IL Loan. Marriott International, Inc. is
     a worldwide hospitality company with more than 2,600 lodging properties located in the United States and approximately 65 other countries and territories around the world.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BB&T CAPITAL MARKETS             CREDIT SUISSE                            NOMURA
                                       43

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BB&T CAPITAL MARKETS             CREDIT SUISSE                            NOMURA
                                       44

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------
                                530 FIFTH AVENUE
--------------------------------------------------------------------------------

                    [SIX PHOTOS OF 530 FIFTH AVENUE OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BB&T CAPITAL MARKETS             CREDIT SUISSE                            NOMURA
                                       45

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------
                                530 FIFTH AVENUE
--------------------------------------------------------------------------------

                       [MAP OF 530 FIFTH AVENUE OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BB&T CAPITAL MARKETS             CREDIT SUISSE                            NOMURA
                                       46

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------
                                530 FIFTH AVENUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                   Wachovia
 CUT-OFF DATE BALANCE                                               $175,000,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    6.1%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                          Refinance
 SPONSORS                                         Chetrit Group and Monian Group
 TYPE OF SECURITY                                                            Fee
 MORTGAGE RATE                                                       5.62857143%
 MATURITY DATE                                                      May 11, 2016
 AMORTIZATION TYPE                                                       Balloon
 INTEREST-ONLY PERIOD                                                         48
 ORIGINAL TERM / AMORTIZATION                                          120 / 360
 REMAINING TERM / AMORTIZATION                                         120 / 360
 LOCKBOX                                                                     Yes

 UP-FRONT RESERVES                    None

 ONGOING MONTHLY RESERVES
   REPLACEMENT                      $8,326

 ADDITIONAL FINANCING           B-Note                              $ 25,000,000
                                Mezzanine Debt                      $ 25,000,000

                                                                  WHOLE MORTGAGE
                                              TRUST ASSET              LOAN
                                            --------------        --------------
 CUT-OFF DATE BALANCE                         $175,000,000          $200,000,000
 CUT-OFF DATE BALANCE/SF                          $350                  $400
 CUT-OFF DATE LTV*                                55.6%                 63.5%
 MATURITY DATE LTV*                               50.8%                 58.2%
 UW DSCR ON NCF                                   1.50x                 1.30x

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                                1
 LOCATION                                                           New York, NY
 PROPERTY TYPE                                                     Office -- CBD
 SIZE (SF)                                                               499,554
 OCCUPANCY AS OF MARCH 1, 2006                                            100.0%
 YEAR BUILT / YEAR RENOVATED                                         1957 / 1999
 APPRAISED VALUE                                                   $315,000,000*
 PROPERTY MANAGEMENT                             Newmark & Co. Real Estate, Inc.
 UW ECONOMIC OCCUPANCY                                                     96.2%
 UW REVENUES                                                        $ 28,050,328
 UW TOTAL EXPENSES                                                  $  9,271,503
 UW NET OPERATING INCOME (NOI)                                      $ 18,778,825
 UW NET CASH FLOW (NCF)                                             $ 18,103,745

* Based on the "as-stabilized" appraised value. The "as is" appraised value is
$310,000,000 and results in a Cut-Off Date LTV ratio of 56.5%.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BB&T CAPITAL MARKETS             CREDIT SUISSE                            NOMURA
                                       47

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------
                                530 FIFTH AVENUE
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                                                    % OF NET     ANNUAL                  % OF TOTAL
                                      RATINGS*       NET RENTABLE   RENTABLE   BASE RENT   ANNUAL BASE     ANNUAL        LEASE
TENANT                           MOODY'S/S&P/FITCH     AREA (SF)      AREA        PSF          RENT      BASE RENT    EXPIRATION
------------------------------- ------------------- -------------- ---------- ----------- ------------- ----------- --------------

MAJOR TENANTS
 JPMorgan .....................      Aa3/A+/A+           72,251        14.5%    $ 29.94    $ 2,162,987      10.2%      May 2013
 Time Inc. ....................    Baa2/BBB+/BBB         67,079        13.4     $ 44.00      2,951,476      13.9     August 2010
 Mass Mutual Life .............     Aa1/AAA/AAA          65,992        13.2     $ 35.17      2,321,126      10.9     January 2009
 The Bank of New York .........     Aa3/A+/AA--          38,741         7.8     $ 51.94      2,012,050       9.5    December 2008
 Wells Fargo Bank .............      Aaa/AA/AA           34,218         6.8     $ 40.68      1,391,926       6.5     August 2009
                                                         ------       -----                -----------     -----
 TOTAL MAJOR TENANTS ..........                         278,281        55.7%    $ 38.95    $10,839,565      51.0%
NON-MAJOR TENANTS .............                         221,273        44.3     $ 47.06     10,413,007      49.0
                                                        -------       -----                -----------     -----
OCCUPIED TOTAL ................                         499,554       100.0%    $ 42.54    $21,252,572     100.0%
VACANT SPACE ..................                               0         0.0
                                                        -------       -----
PROPERTY TOTAL ................                         499,554       100.0%
                                                        =======       =====

*     Certain ratings are those of the parent whether or not the parent guarantees the lease.

------------------------------------------------------------------------------------------------------------------------------------
                                                      LEASE EXPIRATION SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     CUMULATIVE % OF
                # OF LEASES    WA BASE RENT/SF    TOTAL SF    % OF TOTAL SF      CUMULATIVE % OF      % OF BASE         BASE RENT
     YEAR         EXPIRING         EXPIRING       EXPIRING      EXPIRING*          SF ROLLING*      RENT ROLLING*       ROLLING*
-------------  -------------  -----------------  ----------  ---------------    -----------------  ---------------  ----------------

     2006             2           $  40.27         13,519           2.7%                2.7%              2.6%              2.6%
     2007             1           $  41.24          7,275           1.5%                4.2%              1.4%              4.0%
     2008             2           $  48.82         48,956           9.8%               14.0%             11.2%             15.2%
     2009            10           $  41.00        182,178          36.5%               50.4%             35.1%             50.4%
     2010             5           $  43.69        114,103          22.8%               73.3%             23.5%             73.8%
     2011             0           $   0.00              0           0.0%               73.3%              0.0%             73.8%
     2012             1           $  44.00         13,459           2.7%               76.0%              2.8%             76.6%
     2013             2           $  29.94         72,251          14.5%               90.4%             10.2%             86.8%
     2014             0           $   0.00              0           0.0%               90.4%              0.0%             86.8%
     2015             1           $ 166.32          7,022           1.4%               91.8%              5.5%             92.3%
     2016             2           $  40.23         40,791           8.2%              100.0%              7.7%            100.0%
 Thereafter           0           $   0.00              0           0.0%              100.0%              0.0%            100.0%
    Vacant            0           $   0.00              0           0.0%              100.0%              0.0%            100.0%

*     Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BB&T CAPITAL MARKETS             CREDIT SUISSE                            NOMURA
                                       48

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------
                                530 FIFTH AVENUE
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "530 Fifth Avenue Loan") is secured by a first mortgage encumbering an office building located in New York, New
     York. The 530 Fifth Avenue Loan represents approximately 6.1% of the
     Cut-Off Date Pool Balance. The 530 Fifth Avenue Loan will be originated on
     May 9, 2006, and will have a principal balance as of the Cut-Off Date of
     $175,000,000. The 530 Fifth Avenue Loan, which will be evidenced by a senior note, dated May 9, 2006, is the senior portion of a whole loan with an original principal balance of $200,000,000. The companion loan related to the 530 Fifth Avenue Loan will be evidenced by a separate subordinate note, to be dated May 9, 2006, with a Cut-Off Date Balance of $25,000,000
     (the "530 Fifth Avenue Companion Loan"). The 530 Fifth Avenue Companion
     Loan will not be an asset of the Trust Fund. The 530 Fifth Avenue Loan and the 530 Fifth Avenue Companion Loan will be governed by an intercreditor and servicing agreement, as described in the Prospectus Supplement under
     "DESCRIPTION OF THE MORTGAGE POOL--Co-Lender Loans" and will be serviced pursuant to the terms of the Pooling and Servicing Agreement. The 530 Fifth
     Avenue Loan is expected to provide for interest-only payments for the first
     48 months of its term, and thereafter, fixed monthly payments of principal and interest.

     The 530 Fifth Avenue Loan is expected to have a remaining term of 120 months and will mature on May 11, 2016. The 530 Fifth Avenue Loan may be prepaid on or after March 11, 2016, and permits defeasance with United
     States government obligations beginning two years after the Closing Date.

o    THE BORROWER. The borrower is expected to be 530 Fifth Acquisitions LLC, a special purpose entity. Legal counsel to the borrower is expected to deliver a non-consolidation opinion in connection with the origination of the 530 Fifth Avenue Loan. The sponsor is a partnership between the Chetrit
     Group and the Moinian Group. Mr. Moinian and Mr. Chetrit are both experienced New York City-based real estate owners and operators who own numerous office properties in Manhattan as well as additional commercial properties throughout the country. The Moinian Group is a
     relationship-driven operator whose business is derived from a customer-oriented foundation of tenants and owners, including private, institutional and corporate investors. The Moinian Group is headed by
     Joseph Moinan, who has been actively involved in greater New York commercial real estate for over 15 years, and currently owns and controls a portfolio that exceeds 20 million square feet of office, industrial, retail, residential, and hotel properties throughout the United States and abroad. The Chetrit Group has been involved in real estate for approximately 20 years. The Chetrit Group has interests in over 15 million square feet in locations such as New York, Philadelphia and Los Angeles.

o    THE PROPERTY. The Mortgaged Property is an approximately 499,554 square foot office building situated on approximately 0.6 acres. The Mortgaged
     Property was constructed in 1957 and renovated in 1999. The Mortgaged
     Property is located in New York, New York. As of March 1, 2006, the occupancy rate for the Mortgaged Property securing the 530 Fifth Avenue
     Loan was approximately 100.0%. The largest tenant is JPMorgan Chase & Co.
     ("JPMorgan"), occupying approximately 72,251 square feet, or approximately
     14.5% of the net rentable area. JPMorgan's business lines are focused on investment banking, financial services for consumers and businesses, financial transaction processing, asset and wealth management and private equity. As of April 28, 2006, JPMorgan was rated "Aa3" (Moody's), "A+"
     (S&P) and "A+" (Fitch). The JPMorgan lease expires in May 2013. The second largest tenant is Time Inc. ("Time"), occupying approximately 67,079 square feet, or approximately 13.4% of the net rentable area. Time is a subsidiary of Time Warner, Inc. a global media and entertainment company with businesses in filmed entertainment, interactive services, television networks, cable systems and publishing. As of April 28, 2006, Time Warner,
     Inc. was rated "Baa2" (Moody's), "BBB+" (S&P), and "BBB" (Fitch). The Time
     lease expires in August 2010. The third largest tenant is Massachusetts
     Mutual Life Insurance Company ("MassMutual"), occupying approximately
     65,992 square feet, or approximately 13.2% of the net rentable area.
     MassMutual is a mutually owned financial protection, accumulation and income management company headquartered in Springfield, Massachusetts, with more than 13 million clients and over $395 billion in assets under management at year-end 2005. As of May 3, 2006, MassMutual had a financial strength rating of "Aa1" (Moody's), "AAA" (S&P), and "AAA" (Fitch). The
     MassMutual lease expires in January 2009.

o    LOCKBOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee-designated lockbox account.

o    MEZZANINE DEBT. A mezzanine loan in the amount of $25,000,000 will be provided by Wachovia Bank, National Association on May 9, 2006. The
     mezzanine loan is not an asset of the Trust Fund and is secured by a pledge in the equity interests in the borrower for the 530 Fifth Avenue Loan. The
     530 Fifth Avenue mezzanine loan is expected to have a remaining term of 120 months and will mature on May 11, 2016. The mezzanine loan will carry a fixed interest rate of % and will mature on May 11, 2016.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BB&T CAPITAL MARKETS             CREDIT SUISSE                            NOMURA
                                       49

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------
                                530 FIFTH AVENUE
--------------------------------------------------------------------------------

o    MANAGEMENT. Newmark & Co. Real Estate, Inc. ("Newmark") is the property manager for the Mortgaged Property securing the 530 Fifth Avenue Loan.
     Newmark is one of the largest, independent full-service real estate firms in the world, and provides comprehensive real estate solutions to many prominent corporations, property owners, investors and developers across the globe. Newmark serves as leasing agent and/or property manager for approximately 50 million square feet of commercial space in the United
     States.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BB&T CAPITAL MARKETS             CREDIT SUISSE                            NOMURA
                                       50

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------
                               INDEPENDENT SQUARE
--------------------------------------------------------------------------------

                   [FIVE PHOTOS OF INDEPENDENT SQUARE OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BB&T CAPITAL MARKETS             CREDIT SUISSE                            NOMURA
                                       51

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------
                               INDEPENDENT SQUARE
--------------------------------------------------------------------------------

                      [MAP OF INDEPENDENT SQUARE OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BB&T CAPITAL MARKETS             CREDIT SUISSE                            NOMURA
                                       52

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------
                               INDEPENDENT SQUARE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                   Wachovia
 CUT-OFF DATE BALANCE                                                $85,000,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    3.0%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                          Refinance
 SPONSORS                                   James R. Heistand, William G. Evans,
                                             Troy M. Cox and Henry F. Pratt, III
 TYPE OF SECURITY                                                            Fee
 MORTGAGE RATE                                                            5.930%
 MATURITY DATE                                                    April 11, 2016
 AMORTIZATION TYPE                                                       Balloon
 INTEREST-ONLY PERIOD                                                         60
 ORIGINAL TERM / AMORTIZATION                                          120 / 360
 REMAINING TERM / AMORTIZATION                                         119 / 360
 LOCKBOX                                                                     Yes

 UP-FRONT RESERVES
   TAX/INSURANCE                  Yes
   TI/LC                   $4,000,000
   ENGINEERING                $16,750

 ONGOING MONTHLY RESERVES
   TAX/INSURANCE                  Yes
   REPLACEMENT                $97,740
   TI/LC                      $64,074

 ADDITIONAL FINANCING(1)                Mezzanine Debt Approximately $600,000(2)

 CUT-OFF DATE BALANCE                                                $85,000,000
 CUT-OFF DATE BALANCE/SF                                                    $130
 CUT-OFF DATE LTV                                                          74.2%
 MATURITY DATE LTV                                                         69.4%
 UW DSCR ON NCF                                                            1.37x

(1)   Future mezzanine debt is permitted upon meeting certain LTV ratio and DSC ratio criteria, subject to a maximum combined LTV ratio of 85.0% and a minimum combined DSC ratio of 1.10x as described in the related Mortgage
      Loan documents.
(2)   A mezzanine loan in the amount of $12,730,022 was provided by PSPIB
      Finance Inc. on May 3, 2005. Upon closing of the Independent Square Loan, the borrower was required to pay down the mezzanine loan to a balance not greater than $600,000.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                                1
 LOCATION                                                       Jacksonville, FL
 PROPERTY TYPE                                                     Office -- CBD
 SIZE (SF)                                                               651,601
 OCCUPANCY AS OF MARCH 20, 2006                                            95.6%
 YEAR BUILT/YEAR RENOVATED                                           1975 / 1999
 APPRAISED VALUE                                                    $114,500,000
 PROPERTY MANAGEMENT                                       Capital Partners Inc.
 UW ECONOMIC OCCUPANCY                                                     95.5%
 UW REVENUES                                                         $14,650,572
 UW TOTAL EXPENSES                                                    $5,985,048
 UW NET OPERATING INCOME (NOI)                                        $8,665,524
 UW NET CASH FLOW (NCF)                                               $8,291,827
--------------------------------------------------------------------------------

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BB&T CAPITAL MARKETS             CREDIT SUISSE                            NOMURA
                                       53

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------
                               INDEPENDENT SQUARE
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                                          NET     % OF NET                 ANNUAL     % OF TOTAL
                                        RATINGS*       RENTABLE   RENTABLE     BASE         BASE        ANNUAL        LEASE
TENANT                             MOODY'S/S&P/FITCH   AREA(SF)     AREA     RENT PSF       RENT      BASE RENT    EXPIRATION
--------------------------------- ------------------- ---------- ---------- ---------- ------------- ----------- --------------

MAJOR TENANTS
 MPS Group, Inc./ Modis .........      NR/BB-/NR       113,927       17.5%   $ 19.64    $ 2,237,526      18.2%     March 2011
 GSA/IRS ........................     Aaa/AAA/AAA      109,011       16.7    $ 19.78      2,156,238      17.5    November 2010
 Regency Centers ................    Baa2/BBB/BBB+      64,887       10.0    $ 21.00      1,362,627      11.1      June 2017
 Foley & Lardner ................       NR/NR/NR        37,136        5.7    $ 21.22        788,026       6.4      June 2019
 The River Club .................       NR/NR/NR        29,045        4.5    $ 10.75        312,234       2.5      March 2014
                                                       -------      -----               -----------     -----
 TOTAL MAJOR TENANTS ............                      354,006       54.3%   $ 19.37    $ 6,856,651      55.7%
NON-MAJOR TENANTS ...............                      268,600       41.2    $ 20.27      5,443,786      44.3
                                                       -------      -----               -----------     -----
OCCUPIED TOTAL ..................                      622,606       95.6%   $ 19.76    $12,300,436     100.0%
VACANT SPACE ....................                       28,995        4.4
                                                       -------      -----
PROPERTY TOTAL ..................                      651,601      100.0%
                                                       =======      =====

*     Certain ratings are those of the parent company whether or not the parent guarantees the lease.

------------------------------------------------------------------------------------------------------------------------------------
                                                      LEASE EXPIRATION SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------
               # OF LEASES   WA BASE RENT/SF   TOTAL SF   % OF TOTAL SF   CUMULATIVE % OF     % OF BASE     CUMULATIVE % OF BASE
     YEAR        EXPIRING        EXPIRING      EXPIRING     EXPIRING*       SF ROLLING*     RENT ROLLING*      RENT ROLLING*
------------- ------------- ----------------- ---------- --------------- ----------------- --------------- ---------------------

     2006            4           $ 22.90        11,009          1.7%             1.7%             2.0%               2.0%
     2007           12           $ 22.27        41,907          6.4%             8.1%             7.6%               9.6%
     2008           11           $ 19.87        39,427          6.1%            14.2%             6.4%              16.0%
     2009           13           $ 20.25        53,602          8.2%            22.4%             8.8%              24.8%
     2010            9           $ 20.08       153,817         23.6%            46.0%            25.1%              49.9%
     2011            7           $ 20.45       154,803         23.8%            69.8%            25.7%              75.7%
     2012            1           $ 21.02         4,593          0.7%            70.5%             0.8%              76.5%
     2013            0           $  0.00             0          0.0%            70.5%             0.0%              76.5%
     2014            1           $ 10.75        29,045          4.5%            74.9%             2.5%              79.0%
     2015            5           $ 10.71        26,514          4.1%            79.0%             2.3%              81.3%
     2016            0           $  0.00             0          0.0%            79.0%             0.0%              81.3%
 Thereafter          7           $ 21.32       107,889         16.6%            95.6%            18.7%             100.0%
    Vacant           0             NA           28,995          4.4%           100.0%             0.0%             100.0%

*     Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BB&T CAPITAL MARKETS             CREDIT SUISSE                            NOMURA
                                       54

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------
                               INDEPENDENT SQUARE
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "Independent Square Loan") is secured by a first mortgage encumbering an office building located in Jacksonville,
     Florida. The Independent Square Loan represents approximately 3.0% of the
     Cut-Off Date Pool Balance. The Independent Square Loan was originated on
     March 21, 2006, and has a principal balance as of the Cut-Off Date of
     $85,000,000. The Independent Square Loan provides for interest-only payments for the first 60 months of its term, and thereafter, fixed monthly payments of principal and interest.

     The Independent Square Loan has a remaining term of 119 months and matures on April 11, 2016. The Independent Square Loan may be prepaid on or after
     February 11, 2016, and permits defeasance with United States government obligations beginning two years after the Closing Date.

o    THE BORROWER. The borrower is One Independent Square LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Independent Square Loan. The sponsors of the borrower are James R. Heistand, William G. Evans, Troy M.
     Cox and Henry F. Pratt, III, who are all members of Capital Partners, Inc.
     ("Capital Partners"). Jim Heistand founded Capital Partners in 1999 by integrating members of senior management and personnel from the former
     Associated Capital Properties, Inc. Capital Partners is a fully-integrated, privately-held real estate investment company which owns, operates and manages office buildings throughout the Southeastern United States.

o    THE PROPERTY. The Mortgaged Property is an approximately 651,601 square foot office building situated on approximately 3.8 acres. The Mortgaged
     Property was constructed in 1975 and renovated in 1999. The Mortgaged
     Property is located in Jacksonville, Florida. As of March 20, 2006, the occupancy rate for the Mortgaged Property securing the Independent Square
     Loan was approximately 95.6%.

     The largest tenant is Modis, Inc. ("Modis"), occupying approximately
     113,927 square feet, or approximately 17.5% of the net rentable area.
     Modis, a subsidiary of MPS Group, Inc., is one of the world's largest providers of Information Technology Resource Management services and solutions. Modis acts as a staffing specialist, providing personnel to clients throughout Europe and North America. The Modis lease expires in
     March 2011. The second largest tenant is the Internal Revenue Service
     ("IRS"), occupying approximately 109,011 square feet, or approximately
     16.7% of the net rentable area. The IRS is a bureau of the United States
     Department of the Treasury. As of May 5, 2006, the IRS was rated "Aaa"
     (Moody's), "AAA" (S&P) and "AAA" (Fitch). The IRS lease expires in November
     2010. The third largest tenant is Regency Centers ("Regency"), occupying approximately 64,887 square feet, or approximately 10.0% of the net rentable area. Regency is a leading national owner, operator and developer focused on grocery-anchored, neighborhood and community retail centers.
     Regency owns approximately 393 retail properties comprising approximately
     50.8 million square feet and has developed 147 shopping centers, representing $2 billion in capital invested since 2000. As of May 6, 2006,
     Regency was rated "Baa2" (Moody's), "BBB" (S&P) and "BBB+" (Fitch). The
     Regency lease commences in December 2006 and expires in June 2017.

o    LOCKBOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee-designated lockbox account.

o    MEZZANINE DEBT. A mezzanine loan in the amount of $12,730,022 was provided by PSPIB Finance Inc. on May 3, 2005, however, upon the closing of the
     Independent Square Loan, the borrower was required to pay the mezzanine loan down to its current balance of less than $600,000. The mezzanine loan carries a fixed interest rate of 9.000% per annum (or 15% per annum for accrued but unpaid interest) and matures on April 30, 2010. The mezzanine loan is not an asset of the Trust Fund and is secured by a pledge in the equity interests in the borrower of the Independent Square Loan.

o    MANAGEMENT. Capital Partners, an affiliate of the sponsor, is the property manager for the Mortgaged Property securing the Independent Square Loan.
     Capital Partners is a Florida-based privately-held real estate investment company which owns, operates and manages office buildings throughout the
     Southeastern United States. Capital Partners manages over 2.5 million square feet of space in Jacksonville, Florida.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BB&T CAPITAL MARKETS             CREDIT SUISSE                            NOMURA

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BB&T CAPITAL MARKETS             CREDIT SUISSE                            NOMURA
                                       56

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------
                               CENTRAL PARKE POOL
--------------------------------------------------------------------------------

                    [3 PHOTOS OF CENTRAL PARKE POOL OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  BB&T CAPITAL MARKETS             CREDIT SUISSE                     NOMURA

                                       57

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------
                               CENTRAL PARKE POOL
--------------------------------------------------------------------------------

                        [CENTRAL PARKE POOL MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  BB&T CAPITAL MARKETS             CREDIT SUISSE                     NOMURA

                                       58

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------
                               CENTRAL PARKE POOL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                Wachovia
 CUT-OFF DATE BALANCE                                             $83,500,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                 2.9%
 NUMBER OF MORTGAGE LOANS                                                   1
 LOAN PURPOSE                                                     Acquisition
 SPONSOR                                                        Johnny Melohn
 TYPE OF SECURITY                                                         Fee
 MORTGAGE RATE                                                         5.830%
 MATURITY DATE                                                   May 11, 2016
 AMORTIZATION TYPE                                                    Balloon
 INTEREST-ONLY PERIOD                                                      60
 ORIGINAL TERM / AMORTIZATION                                       120 / 360
 REMAINING TERM / AMORTIZATION                                      120 / 360
 LOCKBOX                                                                  Yes

 UP-FRONT RESERVES
   INSURANCE                                   Yes
   ENGINEERING                             $32,250
   OUTSTANDING TI/LC                    $1,553,941

 ONGOING MONTHLY RESERVES
   TAX/INSURANCE                               Yes
   REPLACEMENT                             $13,510
   TI/LC                                   $33,776
   OUTSTANDING TI/LC*                      $16,667
 ADDITIONAL FINANCING               Mezzanine Debt                 $6,500,000

 CUT-OFF DATE BALANCE                                             $83,500,000
 CUT-OFF DATE BALANCE/SF                                                 $103
 CUT-OFF DATE LTV                                                       78.0%
 MATURITY DATE LTV                                                      72.9%
 UW DSCR ON NCF                                                         1.21x

--------------------------------------------------------------------------------
*    Outstanding TI/LC reserve payments cease after May 11, 2009.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                            11
 LOCATION                                                      Cincinnati, OH
 PROPERTY TYPE                                                        Various
 SIZE (SF)                                                            810,615
 OCCUPANCY AS OF APRIL 27, 2006                                         96.6%
 YEAR BUILT / YEAR RENOVATED                                     Various / NA
 APPRAISED VALUE                                                 $107,000,000
 PROPERTY MANAGEMENT                                    Belvedere Corporation
 UW ECONOMIC OCCUPANCY                                                  95.0%
 UW REVENUES                                                      $13,255,104
 UW TOTAL EXPENSES                                                 $5,488,157
 UW NET OPERATING INCOME (NOI)                                     $7,766,947
 UW NET CASH FLOW (NCF)                                            $7,145,816
--------------------------------------------------------------------------------

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  BB&T CAPITAL MARKETS             CREDIT SUISSE                     NOMURA

                                       59

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------
                               CENTRAL PARKE POOL
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                     CENTRAL PARKE POOL SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   NET
                                             ALLOCATED CUT-OFF    YEAR BUILT/    RENTABLE                  APPRAISED     APPRAISED
     PROPERTY NAME        PROPERTY TYPE         DATE BALANCE       RENOVATED    AREA (SF)   OCCUPANCY*       VALUE      VALUE PER SF
--------------------- --------------------- -------------------  ------------- ----------- ------------ -------------- -------------

4600 Montgomery Road  Office - Suburban         $ 9,208,269      1990             92,763        97.2%    $ 11,799,818       $127
2100 Sherman Avenue   Office - Suburban           7,660,504      1993             77,171        95.5%       9,816,454       $127
4650 Montgomery Road  Office - Suburban           8,090,229      1995             81,500       100.0%      10,367,120       $127
4643 Forest Avenue    Office - Suburban           9,430,328      2003             95,000       100.0%      12,084,373       $127
4850 Smith Road       Office - Suburban           5,955,997      1991             60,000       100.0%       7,632,235       $127
4600 Smith Road       Retail - Unanchored        11,939,720      1992             79,986       100.0%      15,300,000       $191
4700 Smith Road       Office - Flex               7,145,465      1990             74,212        97.4%       9,156,464       $123
2300 Wall Street      Office - Flex               7,010,089      1991             72,806        88.1%       8,982,989       $123
4623 Wesley Avenue    Office - Flex               4,990,714      1993             51,833        96.6%       6,395,287       $123
4600 Wesley Avenue    Office - Flex               5,171,826      1994             53,714       100.0%       6,627,369       $123
4650 Wesley Avenue    Office - Flex               6,896,859      1994             71,630        87.3%       8,837,891       $123
                                                -----------                       ------                 ------------
                                                $83,500,000                      810,615        96.6%    $107,000,000       $132
                                                ===========                      =======                 ============
------------------------------------------------------------------------------------------------------------------------------------

*    Occupancy date as of April 27, 2006 for all Mortgaged Properties.

------------------------------------------------------------------------------------------------------------------------------------
                                                           TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                  RATINGS*   NET RENTABLE   % OF NET                                 % OF TOTAL
                                  MOODY'S/       AREA       RENTABLE                   ANNUAL BASE   ANNUAL BASE
             TENANT              S&P/FITCH       (SF)         AREA     BASE RENT PSF       RENT         RENT      LEASE EXPIRATION
------------------------------- ----------- -------------- ---------- --------------- ------------- ------------ -----------------

MAJOR TENANTS
  Cincinnati Bell .............  B1/B+/BB-      228,496        28.2%      $ 15.24      $ 3,481,598       34.6%       July 2015
  Medpace .....................   NR/NR/NR       95,000        11.7       $ 12.00        1,140,000       11.3      December 2013
  ITT Educational .............   NR/NR/NR       33,597         4.1       $ 10.00          335,970        3.3       March 2011
  The Urology Group ...........   NR/NR/NR       33,433         4.1       $  8.00          267,464        2.7     September 2012
  Fitworks ....................   NR/NR/NR       33,174         4.1       $  8.72          289,160        2.9        June 2014
                                                -------       -----                    -----------      -----
  TOTAL MAJOR TENANTS .........                 423,700        52.3%      $ 13.01      $ 5,514,192       54.8%
NON-MAJOR TENANTS .............                 359,448        44.3       $ 12.66        4,549,746       45.2
                                                -------       -----                    -----------      -----
OCCUPIED TOTAL ................                 783,148        96.6%      $ 12.85      $10,063,938      100.0%
VACANT SPACE ..................                  27,467         3.4
                                                -------       -----
PROPERTY TOTAL ................                 810,615       100.0%
                                                =======       =====
------------------------------------------------------------------------------------------------------------------------------------

*    Certain ratings are those of the parent company whether or not the parent guarantees the lease.

------------------------------------------------------------------------------------------------------------------------------------
                                                      LEASE EXPIRATION SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------
               # OF LEASES   WA BASE RENT/SF   TOTAL SF   % OF TOTAL SF   CUMULATIVE % OF SF   % OF BASE RENT   CUMULATIVE % OF BASE
     YEAR        EXPIRING        EXPIRING      EXPIRING     EXPIRING*          ROLLING*           ROLLING*         RENT ROLLING*
------------- ------------- ----------------- ---------- --------------- -------------------- ---------------- ---------------------

     2006           12           $ 11.72        40,042          4.9%               4.9%              4.7%                4.7%
     2007           20           $ 13.74       104,590         12.9%              17.8%             14.3%               18.9%
     2008           11           $ 11.81        60,325          7.4%              25.3%              7.1%               26.0%
     2009           10           $ 12.34        31,697          3.9%              29.2%              3.9%               29.9%
     2010           10           $ 13.89        52,834          6.5%              35.7%              7.3%               37.2%
     2011            9           $ 11.23        65,565          8.1%              43.8%              7.3%               44.5%
     2012            5           $  8.42        40,355          5.0%              48.8%              3.4%               47.9%
     2013            2           $ 11.94        99,000         12.2%              61.0%             11.7%               59.6%
     2014            4           $  8.72        33,174          4.1%              65.1%              2.9%               62.5%
     2015           11           $ 15.14       237,469         29.3%              94.4%             35.7%               98.2%
     2016            4           $  9.89        18,097          2.2%              96.6%              1.8%              100.0%
 Thereafter          0           $  0.00             0          0.0%              96.6%              0.0%              100.0%
    Vacant           0             NA           27,467          3.4%             100.0%              0.0%              100.0%
------------------------------------------------------------------------------------------------------------------------------------

*    Calculated based on appropriate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  BB&T CAPITAL MARKETS             CREDIT SUISSE                     NOMURA

                                       60

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------
                               CENTRAL PARKE POOL
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "Central Parke Pool Loan") is secured by a first mortgage encumbering 10 office properties and 1 retail property located in Cincinnati, Ohio. The Central Parke Pool Loan represents approximately 2.9% of the Cut-Off Date Pool Balance. The Central Parke Pool
     Loan was originated on May 4, 2006, and has an aggregate principal balance as of the Cut-Off Date of $83,500,000. The Central Parke Pool Loan provides for interest-only payments for the first 60 months of its term, and thereafter, fixed monthly payments of principal and interest.

     The Central Parke Pool Loan has a remaining term of 120 months and matures on May 11, 2016. The Central Parke Pool Loan may be prepaid on or after
     March 11, 2016, and the Central Parke Pool Loan permits defeasance with
     United States government obligations beginning two years after the Closing
     Date.

o    THE BORROWER. The borrower is Cincinnati Trophy LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Central Parke Pool Loan. The sponsor of the borrower is Johnny Melohn. Mr. Melohn has been involved in the ownership and management of real estate for over 20 years, primarily in the greater New York area.

o    THE PROPERTIES. The Mortgaged Properties consist of 5 multi-story suburban office buildings, 5 single story flex office buildings and 1 unanchored retail property located in Cincinnati, Ohio. As of April 27, 2006, the occupancy rate for the Mortgaged Properties securing the Central Parke Pool
     Loan was approximately 96.6%.

o    LOCKBOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee-designated lockbox account.

o    MEZZANINE DEBT. A mezzanine loan in the amount of $6,500,000 was provided by Wachovia Bank, National Association on May 3, 2006. The mezzanine loan is not an asset of the Trust Fund and is secured by a pledge in the equity interests in the borrower of the Central Parke Pool. The mezzanine loan carries a fixed interest rate of 10.50% per annum and matures on May 11,
     2016.

o    MANAGEMENT. Belvedere Corporation is the property manager for the Mortgaged
     Properties securing the Central Parke Pool. Belvedere Corporation developed the Central Parke Mortgaged Properties and has owned and managed the
     Mortgaged Properties since 1990. Belvedere Corporation is a full-service real estate firm that has been in existence since 1903 in the Cincinnati area. As a full-service real estate provider, Belvedere Corporation offers development services, leasing and property management services, real estate financial analysis and asset management.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  BB&T CAPITAL MARKETS             CREDIT SUISSE                     NOMURA

                                       61

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  BB&T CAPITAL MARKETS             CREDIT SUISSE                     NOMURA

                                       62

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------
                               WESTFIELD GATEWAY
--------------------------------------------------------------------------------

                      [5 PHOTOS WESTFIELD GATEWAY OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  BB&T CAPITAL MARKETS             CREDIT SUISSE                     NOMURA

                                       63

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------
                               WESTFIELD GATEWAY
--------------------------------------------------------------------------------

                        [WESTFIELD GATEWAY MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  BB&T CAPITAL MARKETS             CREDIT SUISSE                     NOMURA

                                       64

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------
                                WESTFIELD GATEWAY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                Wachovia
 CUT-OFF DATE BALANCE                                             $83,000,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                 2.9%
 NUMBER OF MORTGAGE LOANS                                                   1
 LOAN PURPOSE                                                       Refinance
 SPONSORS                                           Westfield America Limited
                                                                 Partnership,
                                                  Westfield America, Inc. and
                                                   Westfield Holdings Limited
 TYPE OF SECURITY                                                         Fee
 MORTGAGE RATE                                                         5.880%
 MATURITY DATE                                                   May 11, 2016
 AMORTIZATION TYPE                                              Interest-Only
 INTEREST-ONLY PERIOD                                                     120
 ORIGINAL TERM / AMORTIZATION                                        120 / IO
 REMAINING TERM / AMORTIZATION                                       120 / IO
 LOCKBOX                                                                  Yes
 SHADOW RATING(1) (FITCH / MOODY'S)                               BBB- / Baa3

 UP-FRONT RESERVES                       None

 ONGOING MONTHLY RESERVES
  TAX/INSURANCE(2)                       Springing
  REPLACEMENT(3)                         Springing

 ADDITIONAL FINANCING                                                    None

 CUT-OFF DATE BALANCE                                             $83,000,000
 CUT-OFF DATE BALANCE/SF                                                 $160
 CUT-OFF DATE LTV                                                       57.2%
 MATURITY DATE LTV                                                      57.2%
 UW DSCR ON NCF                                                         2.02x
--------------------------------------------------------------------------------

(1)  Fitch and Moody's have confirmed that the Westfield Gateway Loan has, in the context of its inclusion in the Trust Fund, credit characteristics consistent with an investment grade obligation.
(2)  Ongoing monthly tax and insurance reserves will be required upon an event of default or certain other conditions specified in the related Mortgage
     Loan documents.
(3)  Ongoing monthly replacement reserves will be required upon an event of default.

--------------------------------------------------------------------------------
                         PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                             1
 LOCATION                                                         Lincoln, NE
 PROPERTY TYPE                                             Retail -- Anchored
 SIZE (SF)                                                            518,794
 OCCUPANCY AS OF FEBRUARY 15, 2006                                      89.5%
 YEAR BUILT / YEAR RENOVATED                                      1960 / 2005
 APPRAISED VALUE                                                 $145,000,000
 PROPERTY MANAGEMENT                              Westfield Corporation, Inc.
 UW ECONOMIC OCCUPANCY                                                  95.0%
 UW REVENUES                                                      $14,915,614
 UW TOTAL EXPENSES                                                 $4,510,602
 UW NET OPERATING INCOME (NOI)                                    $10,405,012
 UW NET CASH FLOW (NCF)                                            $9,879,702
--------------------------------------------------------------------------------

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  BB&T CAPITAL MARKETS             CREDIT SUISSE                     NOMURA

                                       65

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------
                               WESTFIELD GATEWAY
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                                            % OF NET                                     % OF
                              RATINGS*       NET RENTABLE   RENTABLE   BASE RENT                      TOTAL ANNUAL
          TENANT         MOODY'S/S&P/FITCH     AREA (SF)      AREA        PSF      ANNUAL BASE RENT    BASE RENT    LEASE EXPIRATION
----------------------- ------------------- -------------- ---------- ----------- ------------------ ------------- -----------------

ANCHOR TENANTS - ANCHOR
 OWNED
 Dillard's ............      B2/BB/BB-          156,117                           ANCHOR OWNED - NOT PART OF COLLATERAL
 Sears ................      NR/BB+/BB          124,900                           ANCHOR OWNED - NOT PART OF COLLATERAL
 JC Penney ............    Baa3/BBB-/BBB-       124,059                           ANCHOR OWNED - NOT PART OF COLLATERAL
                                                -------
 TOTAL ANCHOR OWNED ...                         405,076
ANCHOR TENANTS -
 COLLATERAL
 Younkers .............      B2/B+/CCC          102,225        19.7%   $  2.93        $  300,000           3.4%      December 2010
 Steve & Barry's ......       NR/NR/NR           80,083        15.4    $ 10.53           842,999           9.6       January 2011
 Circuit City .........       NR/NR/NR           32,545         6.3    $  4.65           151,250           1.7       January 2017
 David's Bridal .......    Baa1/BBB/BBB+         10,263         2.0    $ 22.00           225,786           2.6         June 2015
                                                -------       -----               --------------         -----
 TOTAL ANCHOR TENANTS .                         225,116        43.4%   $  6.75        $1,520,035          17.4%
TOP 5 NON-ANCHOR
 TENANTS
 Olive Garden .........    Baa1/BBB+/BBB+         9,100         1.8%   $  8.72        $   79,350           0.9%      December 2008
 Granite City Food &
   Brewery .... .......       NR/NR/NR            8,932         1.7    $ 16.40           146,477           1.7       January 2020
 Express ..............     Baa2/BBB/NR           8,228         1.6    $ 27.00           222,156           2.5       January 2016
 New York & Company ...       NR/NR/NR            7,976         1.5    $ 22.89           182,561           2.1       January 2015
 The Limited ..........     Baa2/BBB/NR           6,766         1.3    $ 10.00            67,660           0.8       January 2007
                                                -------       -----               --------------         -----
 TOTAL TOP 5 NON-ANCHOR
   TENANTS . ..........                          41,002         7.9%   $ 17.03        $  698,204           8.0%
NON-MAJOR TENANTS .....                         198,328        38.2    $ 32.93         6,531,653          74.6
                                                -------       -----               --------------         -----
OCCUPIED COLLATERAL
   TOTAL ..............                         464,446        89.5%   $ 18.84        $8,749,892         100.0%
                                                =======       =====               ==============         =====
VACANT SPACE ..........                          54,298        10.5
                                                -------       -----
COLLATERAL TOTAL ......                         518,744       100.0%
                                                =======       =====
PROPERTY TOTAL ........                         923,820
                                                =======
------------------------------------------------------------------------------------------------------------------------------------

*    Certain ratings are those of the parent whether or not the parent guarantees the lease.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  BB&T CAPITAL MARKETS             CREDIT SUISSE                     NOMURA

                                       66

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------
                               WESTFIELD GATEWAY
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                      LEASE EXPIRATION SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------
               # OF LEASES   WA BASE RENT/SF   TOTAL SF   % OF TOTAL SF   CUMULATIVE % OF     % OF BASE      CUMULATIVE % OF
     YEAR        EXPIRING        EXPIRING      EXPIRING     EXPIRING*       SF ROLLING*     RENT ROLLING*   BASE RENT ROLLING*
------------- ------------- ----------------- ---------- --------------- ----------------- --------------- -------------------

     2006            7          $ 34.10         17,171          3.3%             3.3%             6.7%              6.7%
     2007           12          $ 21.25         28,810          5.6%             8.9%             7.0%             13.7%
     2008            8          $ 24.43         18,493          3.6%            12.4%             5.2%             18.8%
     2009            8          $ 26.36         16,476          3.2%            15.6%             5.0%             23.8%
     2010            9          $  7.42        116,190         22.4%            38.0%             9.9%             33.7%
     2011           12          $ 13.95        107,819         20.8%            58.8%            17.2%             50.9%
     2012            5          $ 25.35         16,240          3.1%            61.9%             4.7%             55.6%
     2013            5          $ 42.11         10,672          2.1%            64.0%             5.1%             60.7%
     2014            5          $ 57.56          5,344          1.0%            65.0%             3.5%             64.2%
     2015           10          $ 30.70         38,163          7.4%            72.4%            13.4%             77.6%
     2016            9          $ 30.76         37,398          7.2%            79.6%            13.1%             90.8%
 Thereafter          8          $ 15.66         51,670         10.0%            89.5%             9.2%            100.0%
    Vacant           0             NA           54,298         10.5%           100.0%             0.0%            100.0%
------------------------------------------------------------------------------------------------------------------------------------

*    Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  BB&T CAPITAL MARKETS             CREDIT SUISSE                     NOMURA

                                       67

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------
                               WESTFIELD GATEWAY
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "Westfield Gateway Loan") is secured by a first mortgage encumbering a regional mall located in Lincoln, Nebraska.
     The Westfield Gateway Loan represents approximately 2.9% of the Cut-Off
     Date Pool Balance. The Westfield Gateway Loan will be originated on May 10,
     2006, and will have a principal balance as of the Cut-Off Date of
     $83,000,000. The Westfield Gateway Loan will provide for interest-only payments for the entire loan term.

     The Westfield Gateway Loan is expected to have a remaining term of 120 months and will mature on May 11, 2016. At the borrower's election, the
     Westfield Gateway Loan may be prepaid with payment of a yield maintenance charge or defeased with United States government obligations beginning two years after the Closing Date. The Westfield Gateway Loan may be prepaid on or after November 11, 2015, without payment of a yield maintenance charge.

o    THE BORROWER. The borrower is WEA Gateway LLC, a special purpose entity.
     Legal counsel to the borrower is expected to deliver a non-consolidation opinion in connection with the origination of the Westfield Gateway Loan.
     The sponsors of the borrower are Westfield America Limited Partnership,
     Westfield America, Inc. and Westfield Holdings Limited. The sponsors are subsidiaries of the Westfield Group ("Westfield"), which, according to its website, is the largest retail property group in the world by equity market capitalization and is the sixth largest entity listed on the Australian
     Stock Exchange. As of May 2, 2006, Westfield was rated "A2" (Moody's), "A-"
     (S&P) and "A-" (Fitch). Westfield has interests in total assets of approximately $52.50 billion, representing approximately 128 shopping centers in four countries with over 10.6 million square feet of retail space.

o    THE PROPERTY. The Mortgaged Property is an approximately 518,794 square foot regional mall situated on approximately 47.0 acres. The Mortgaged
     Property was constructed in 1960 and renovated in 2005. The Mortgaged
     Property is located in the Lincoln, Nebraska metropolitan statistical area.
     As of February 15, 2006, the occupancy rate for the Mortgaged Property securing the Westfield Gateway Loan was approximately 89.5%.

     The largest tenant is Younkers ("Younkers") , occupying approximately
     102,225 square feet, or approximately 19.7% of the net rentable area.
     Younkers is a regional department store chain owned by Bon-Ton Stores, Inc
     ("Bon-Ton"). As of May 2, 2006, Bon-Ton was rated "B+" (S&P), "B2"
     (Moody's) and "CCC" (Fitch). The Younkers lease expires in December 2010.
     The second largest tenant is Steve & Barry's University Sportswear ("Steve
     & Barry's"), occupying approximately 80,083 square feet, or approximately
     15.4% of the net rentable area. Steve & Barry's currently operates over 130 casual and collegiate stores across the United States offering a wide selection of clothing for men, women and children. The Steve & Barry's lease expires in January 2011. The third largest tenant is Circuit City
     Stores, Inc. ("Circuit City"), occupying approximately 32,545 square feet, or approximately 6.3% of the net rentable area. Circuit City is a nationwide retailer of consumer electronics, home office products, entertainment software and related services in the United States and
     Canada. The Circuit City lease expires in January 2017.

o    LOCKBOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee-designated lockbox account.

o    MANAGEMENT. Westfield Corporation, Inc., an affiliate of the sponsors, is the property manager for the Mortgaged Property securing the Westfield
     Gateway Loan. The Westfield Corporation manages a portfolio comprised of approximately 22,500 retail outlets, which represents a wide spectrum of the retail industry.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  BB&T CAPITAL MARKETS             CREDIT SUISSE                     NOMURA

                                       68

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------
                                 HERCULES PLAZA
--------------------------------------------------------------------------------

                      [4 PHOTOS OF HERCULES PLAZA OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  BB&T CAPITAL MARKETS             CREDIT SUISSE                     NOMURA

                                       69

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------
                                 HERCULES PLAZA
--------------------------------------------------------------------------------

                          [HERCULES PLAZA MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  BB&T CAPITAL MARKETS             CREDIT SUISSE                     NOMURA

                                       70

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------
                                 HERCULES PLAZA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER(1)                                             Wachovia
 CUT-OFF DATE BALANCE                                             $77,892,043
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                 2.7%
 NUMBER OF MORTGAGE LOANS                                                   1
 LOAN PURPOSE                                                       Refinance
 SPONSOR                                                    McConnell Johnson
                                                                  Real Estate
 TYPE OF SECURITY                                                   Leasehold
 MORTGAGE RATE                                                         6.270%
 MATURITY DATE                                                 April 11, 2016
 AMORTIZATION TYPE                                                    Balloon
 INTEREST-ONLY PERIOD                                                    None
 ORIGINAL TERM / AMORTIZATION                                       120 / 300
 REMAINING TERM / AMORTIZATION                                      119 / 299
 LOCKBOX                                                                  Yes

 UP-FRONT RESERVES
   TI/LC                                $1,500,000

 ONGOING MONTHLY RESERVES
   TAX/INSURANCE(2)                      Springing
   TI/LC(3)                               $320,000
   GROUND RENT(4)                              Yes

 ADDITIONAL FINANCING                       B-Note                $19,993,033

                                                               WHOLE MORTGAGE
                                      TRUST ASSET                   LOAN
                                      ------------           -----------------
 CUT-OFF DATE BALANCE                 $77,892,043               $97,885,077
 CUT-OFF DATE BALANCE/SF                 $150                      $189
 CUT-OFF DATE LTV                        65.7%                     82.6%
 MATURITY DATE LTV                       51.4%                     51.4%
 UW DSCR ON NCF                          1.83x                     1.39x
--------------------------------------------------------------------------------

(1)  The Hercules Plaza Loan was originated by Caplease Services Corp.
(2)  Ongoing monthly tax and insurance reserves will be required upon an event of default or certain other conditions as specified in the related Mortgage
     Loan documents.
(3)  Monthly TI/LC required through April 11, 2009.
(4)  A monthly ground lease reserve will be established commencing on January
     11, 2011 through December 11, 2012.

--------------------------------------------------------------------------------
                                PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                             1
 LOCATION                                                      Wilmington, DE
 PROPERTY TYPE                                                  Office -- CBD
 SIZE (SF)                                                            518,409
 OCCUPANCY AS OF FEBRUARY 2, 2006                                      100.0%
 YEAR BUILT / YEAR RENOVATED                                        1982 / NA
 APPRAISED VALUE                                                 $118,500,000
 PROPERTY MANAGEMENT                McConnell Johnson Real Estate Company LLC
 UW ECONOMIC OCCUPANCY                                                  90.0%
 UW REVENUES                                                      $12,815,515
 UW TOTAL EXPENSES                                                   $384,465
 UW NET OPERATING INCOME (NOI)                                    $12,431,050
 UW NET CASH FLOW (NCF)                                           $11,324,765
--------------------------------------------------------------------------------

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  BB&T CAPITAL MARKETS             CREDIT SUISSE                     NOMURA

                                       71

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------
                                 HERCULES PLAZA
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                                               % OF
                                                    NET         NET                                                        DATE OF
                                 RATINGS(1)       RENTABLE   RENTABLE   ANNUAL BASE RENT  ANNUAL BASE      % OF TOTAL       LEASE
TENANT                       MOODY'S/S&P/FITCH   AREA (SF)     AREA            PSF            RENT      ANNUAL BASE RENT  EXPIRATION
--------------------------- ------------------- ----------- ---------- ----------------- ------------- ----------------- -----------

Hercules Incorporated(2) ..      Ba2/BB/NR        518,409     100.0%       $ 27.47        $14,239,461         100.0%      May 2013
                                                  -------     -----                       -----------         -----
TOTAL .....................                       518,409     100.0%       $ 27.47        $14,239,461         100.0%
                                                  =======     =====                       ===========         =====
------------------------------------------------------------------------------------------------------------------------------------

(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)  Hercules Incorporated leases the entire building under the original
     30-year lease, however they are only occupying approximately 155,000 square feet, or 29.9% of the net rentable area. Approximately 290,000 square feet is subleased to outside tenants. The largest subtenant is
     Advance Magazine Publishers, which occupies approximately 144,000 square feet, or approximately 27.8% of the net rentable area. The second largest subtenant is Sargent & Lundy LLC, which occupies approximately 71,000 square feet, or approximately 13.7% of the net rentable area.

------------------------------------------------------------------------------------------------------------------------------------
                                                      LEASE EXPIRATION SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    CUMULATIVE        % OF        CUMULATIVE
                 # OF LEASES     WA BASE RENT/SF     TOTAL SF     % OF TOTAL SF       % OF SF      BASE RENT       % OF BASE
     YEAR          EXPIRING          EXPIRING        EXPIRING       EXPIRING*        ROLLING*       ROLLING*     RENT ROLLING*
-------------   -------------   -----------------   ----------   ---------------   ------------   -----------   --------------

     2013             1              $ 27.47         518,409           100.0%          100.0%         100.0%         100.0%
 Thereafter           0              $  0.00               0             0.0%          100.0%           0.0%         100.0%
    Vacant            0                NA                  0             0.0%          100.0%           0.0%         100.0%
------------------------------------------------------------------------------------------------------------------------------------

*    Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  BB&T CAPITAL MARKETS             CREDIT SUISSE                     NOMURA

                                       72

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------
                                 HERCULES PLAZA
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "Hercules Plaza Loan") is secured by a first leasehold mortgage in an office building located in Wilmington,
     Delaware. The Hercules Plaza Loan represents approximately 2.7% of the
     Cut-Off Date Pool Balance. The Hercules Plaza Loan was originated on March
     31, 2006, and has a principal balance as of the Cut-Off Date of
     $77,892,043. The Hercules Plaza Loan, which is evidenced by a senior note, dated March 31, 2006, is the senior portion of a whole loan with an original principal balance of $98,000,000. The companion loan related to the Hercules Plaza Loan is evidenced by a separate subordinate note, dated
     March 31, 2006, with a principal balance as of the Cut-Off Date of
     $19,993,033 (the "Hercules Plaza Companion Loan"). The Hercules Plaza
     Companion Loan will not be an asset of the Trust Fund. The Hercules Plaza
     Loan and the Hercules Plaza Companion Loan will be governed by an intercreditor and servicing agreement, as described in the Prospectus
     Supplement under "DESCRIPTION OF THE MORTGAGE POOL--Co-Lender Loans" and
     will be serviced pursuant to the terms of the Pooling and Servicing
     Agreement.

     The Hercules Plaza Loan has a remaining term of 119 months and matures on
     April 11, 2016. The Hercules Plaza Loan may be prepaid on or after March
     11, 2016, and permits defeasance with United States government obligations beginning two years after the Closing Date.

o    THE BORROWER. The borrower is D.C.L. Leasing Partners Limited Partnership,
     Ltd. -- VI, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Hercules Plaza Loan. The sponsor is McConnell Johnson Real Estate, a
     Wilmington-based development, leasing and property management firm, which also owns 1201 North Market Street located directly across the street from the Mortgaged Property.

o    THE PROPERTY. The Mortgaged Property is an approximately 518,409 square foot office building situated on approximately 2.0 acres. The Mortgaged
     Property was constructed in 1982 as the corporate headquarters building for
     Hercules Incorporated ("Hercules"). The Mortgaged Property is located in
     Wilmington, Delaware.

     As of February 2, 2006, the Mortgaged Property securing the Hercules Plaza
     Loan was 100.0% leased pursuant to a master lease to Hercules Incorporated
     ("Hercules"), under the original 30-year lease. The Hercules lease expires in May 2013, and contains five 5-year renewal options. Hercules manufactures specialty chemicals used in the pulp manufacturing, petroleum refining, food processing, paint manufacturing, construction materials, adhesives, pharmaceutical and personal care markets. As of April 26, 2006,
     Hercules was rated "BB" (S&P) and "Ba2" (Moody's). While Hercules leases the entire building, Hercules is only in physical occupancy of approximately 155,000 square feet, or approximately 29.9% of the net rentable area. Hercules subleases approximately 290,000 square feet, or approximately 55.9% of the net rentable area to outside tenants.

o    LOCKBOX. All tenant payments due under the applicable lease are deposited into a mortgagee-designated lockbox account.

o    MANAGEMENT. McConnell Johnson Real Estate Company LLC ("McConnell
     Johnson"), an affiliate of the sponsor, is the property manger for the
     Mortgaged Property securing the Hercules Plaza Loan. McConnell Johnson owns and manages commercial properties, including office, warehouse, distribution and manufacturing, leased to high credit quality tenants, and to date has developed in excess of 100 properties.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  BB&T CAPITAL MARKETS             CREDIT SUISSE                     NOMURA

                                       73

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  BB&T CAPITAL MARKETS             CREDIT SUISSE                     NOMURA

                                       74

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------
                         PIEDMONT CENTER BUILDINGS 9-12
--------------------------------------------------------------------------------

              [4 PHOTOS OF PIEDMONT CENTER BUILDINGS 9-12 OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  BB&T CAPITAL MARKETS             CREDIT SUISSE                     NOMURA

                                       75

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------
                         PIEDMONT CENTER BUILDINGS 9-12
--------------------------------------------------------------------------------

                  [PIEDMONT CENTER BUILDINGS 9-12 MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  BB&T CAPITAL MARKETS             CREDIT SUISSE                     NOMURA

                                       76

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------
                         PIEDMONT CENTER BUILDINGS 9-12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                Wachovia
 CUT-OFF DATE BALANCE                                             $65,000,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                 2.3%
 NUMBER OF MORTGAGE LOANS                                                   1
 LOAN PURPOSE                                                     Acquisition
 SPONSOR                                                      American Stable
                                                              Value Fund, LLC
 TYPE OF SECURITY                                                         Fee
 MORTGAGE RATE                                                         5.850%
 MATURITY DATE                                                 April 11, 2016
 AMORTIZATION TYPE                                              Interest-Only
 INTEREST-ONLY PERIOD                                                     120
 ORIGINAL TERM / AMORTIZATION                                        120 / IO
 REMAINING TERM / AMORTIZATION                                       119 / IO
 LOCKBOX                                                                 None

 UP-FRONT RESERVES                       None

 ONGOING MONTHLY RESERVES
   TAX/INSURANCE(1)                      Springing
  TI/LC(2)                               $45,455

 ADDITIONAL FINANCING(3)                                                 None

 CUT-OFF DATE BALANCE                                             $65,000,000
 CUT-OFF DATE BALANCE/SF                                                 $118
 CUT-OFF DATE LTV                                                       63.4%
 MATURITY DATE LTV                                                      63.4%
 UW DSCR ON NCF                                                         1.50x
--------------------------------------------------------------------------------

(1)  Ongoing monthly tax and insurance reserves will be required upon an event of default and certain other conditions as specified in the related
     Mortgage Loan documents.
(2)  The borrower will escrow $45,455 monthly up to a maximum amount of
     $3,000,000 to be used for any potential TI/LC costs associated with the
     Kaiser space. In the event Kaiser renews its lease or an acceptable replacement tenant occupies the space, all remaining funds will be released to the borrower. Otherwise, the escrow will be released in increments of
     $5,000 provided such disbursement is for an approved leasing expense.
(3)  Future mezzanine debt is permitted upon meeting certain LTV ratio and DSC ratio criteria, subject to a maximum combined LTV ratio of 75.0% and minimum combined DSC ratio of 1.20x as described in the related Mortgage
     Loan documents.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                             1
 LOCATION                                                         Atlanta, GA
 PROPERTY TYPE                                                  Office -- CBD
 SIZE (SF)                                                            549,561
 OCCUPANCY AS OF JANUARY 1, 2006                                        73.4%
 YEAR BUILT / YEAR RENOVATED                                        1983 / NA
 APPRAISED VALUE                                                 $102,500,000
 PROPERTY MANAGEMENT                                      P.C. Management Co.
 UW ECONOMIC OCCUPANCY                                                  74.9%
 UW REVENUES                                                       $9,910,792
 UW TOTAL EXPENSES                                                 $3,605,138
 UW NET OPERATING INCOME (NOI)                                     $6,305,654
 UW NET CASH FLOW (NCF)                                            $5,706,788

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  BB&T CAPITAL MARKETS             CREDIT SUISSE                     NOMURA

                                       77

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------
                         PIEDMONT CENTER BUILDINGS 9-12
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                                                     % OF
                                                          NET         NET                                 % OF TOTAL      DATE OF
                                        RATINGS*        RENTABLE   RENTABLE    ANNUAL BASE  ANNUAL BASE     ANNUAL         LEASE
TENANT                             MOODY'S/S&P/FITCH   AREA (SF)     AREA        RENT PSF       RENT       BASE RENT     EXPIRATION
--------------------------------- ------------------- ----------- ----------  ------------ ------------- ------------ --------------

MAJOR TENANTS
 Kaiser Foundation Health Plan ..       NR/NR/A         170,074       30.9%       $25.81     $4,389,225        44.7%   October 2011
 AFA Service Corp. ..............       NR/NR/NR         21,091        3.8        $21.90        461,977         4.7      July 2012
 National Cable Communications ..       NR/NR/NR         16,646        3.0        $28.05        466,843         4.8     March 2010
 Allied Advertising Ltd.
   Partnership ..................       NR/NR/NR         13,520        2.5        $25.01        338,106         3.4   September 2008
 Allied Coverage Corp. of GA ....       NR/NR/NR         11,656        2.1        $23.54        274,437         2.8      May 2010
                                                        -------      -----                   ----------       -----
 TOTAL MAJOR TENANTS ............                       232,987       42.4%       $25.45     $5,930,588        60.5%
NON-MAJOR TENANTS ...............                       170,248       31.0        $22.79      3,879,888        39.5
                                                        -------      -----                   ----------       -----
OCCUPIED TOTAL ..................                       403,235       73.4%       $24.33     $9,810,476       100.0%
VACANT SPACE ....................                       146,326       26.6
                                                        -------      -----
PROPERTY TOTAL ..................                       549,561      100.0%
                                                        =======      =====
------------------------------------------------------------------------------------------------------------------------------------

*    Certain ratings are those of the parent company whether or not the parent guarantees the lease.

------------------------------------------------------------------------------------------------------------------------------------
                                                      LEASE EXPIRATION SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------
                                  WA BASE                                    CUMULATIVE          % OF          CUMULATIVE
                 # OF LEASES      RENT/SF     TOTAL SF      % OF TOTAL          % OF             BASE           % OF BASE
     YEAR          EXPIRING      EXPIRING     EXPIRING     SF EXPIRING*     SF ROLLING*     RENT ROLLING*     RENT ROLLING*
-------------   -------------   ----------   ----------   --------------   -------------   ---------------   --------------

     2006            13          $ 23.00       33,744           6.1%             6.1%             7.9%              7.9%
     2007            19          $ 26.47       39,445           7.2%            13.3%            10.6%             18.6%
     2008            11          $ 23.69       47,181           8.6%            21.9%            11.4%             29.9%
     2009            5           $ 20.08       10,535           1.9%            23.8%             2.2%             32.1%
     2010            13          $ 24.64       58,399          10.6%            34.4%            14.7%             46.8%
     2011            7           $ 25.99      170,075          30.9%            65.4%            45.1%             91.8%
     2012            3           $ 21.84       24,551           4.5%            69.9%             5.5%             97.3%
     2013            4           $ 13.74       19,305           3.5%            73.4%             2.7%            100.0%
     2014            0           $  0.00            0           0.0%            73.4%             0.0%            100.0%
     2015            0           $  0.00            0           0.0%            73.4%             0.0%            100.0%
     2016            0           $  0.00            0           0.0%            73.4%             0.0%            100.0%
 Thereafter          0           $  0.00            0           0.0%            73.4%             0.0%            100.0%
    Vacant           0              NA        146,326          26.6%           100.0%             0.0%            100.0%
------------------------------------------------------------------------------------------------------------------------------------

*    Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  BB&T CAPITAL MARKETS             CREDIT SUISSE                     NOMURA

                                       78

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------
                         PIEDMONT CENTER BUILDINGS 9-12
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "Piedmont Center Buildings 9-12 Loan") is
     secured by a first deed to secure debt encumbering an office building located in Atlanta, Georgia. The Piedmont Center Buildings 9-12 Loan
     represents approximately 2.3% of the Cut-Off Date Pool Balance. The
     Piedmont Center Buildings 9-12 Loan was originated on March 16, 2006, and has a principal balance as of the Cut-Off Date of $65,000,000. The Piedmont
     Center Buildings 9-12 Loan provides for interest-only payments for the entire term.

     The Piedmont Center Buildings 9-12 Loan has a remaining term of 119 months and matures on April 11, 2016. At the borrower's election, the Piedmont
     Center Buildings 9-12 Loan may be prepaid with the payment of a yield maintenance charge or defeased with United States government obligations beginning two years after the Closing Date. The Piedmont Center Buildings
     9-12 Loan may be prepaid on or after January 11, 2016, without payment of a yield maintenance charge.

o    THE BORROWER. The borrower is Piedmont Ivy Associates I, LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Piedmont Center Buildings
     9-12 Loan. The sponsor is American Stable Value Fund,LLC which is managed by First Fiduciary Realty Advisors, a wholly-owned subsidiary of American
     Realty Advisors ("ARA"). ARA has provided real estate investment solutions to public and corporate pension funds, endowments, foundations and
     Taft-Hartley trust funds for over 17 years. With approximately $3.3 billion in assets under management, ARA is an SEC registered investment advisor and a Qualified Professional Asset Manager ("QPAM"), investment manager and fiduciary under ERISA.

o    THE PROPERTY. The Mortgaged Property is an approximately 549,561 square foot office building situated on approximately 14.2 acres. The Mortgaged
     Property was constructed in 1983. The Mortgaged Property is located in
     Atlanta, Georgia. As of January 1, 2006, the occupancy rate for the
     Mortgaged Property securing the Piedmont Center Buildings 9-12 Loan was approximately 73.4%.

     The largest tenant is Kaiser Foundation Health Plan, occupying approximately 170,074 square feet, or approximately 30.9% of the net rentable area. Kaiser Foundation Health Plan is a subsidiary of Kaiser
     Permanente, which is among the largest integrated health care systems in the United States. As of April 30, 2006, Kaiser Permanente was rated "A"
     (Fitch). The Kaiser Foundation Health Plan lease expires in October 2011.
     The second largest tenant is AFA Service Corp. ("AFA"), occupying approximately 21,091 square feet, or approximately 3.8% of the net rentable area. AFA is the marketing arm of Arby's LLC. AFA, based in Atlanta,
     Georgia, is responsible for marketing and advertising the Arby's brand. The
     AFA lease expires in July 2012. The third largest tenant is National Cable
     Communications ("NCC"), occupying approximately 16,646 square feet, or approximately 3.0% of the net rentable area. NCC is one of the largest advertising sales firms in the country, and is jointly owned by Comcast
     Cable Communications, Cox Communications and Time Warner Cable. The NCC
     lease expires in March 2010.

o    LOCKBOX ACCOUNT. The Mortgage Loan documents do not require a lockbox account.

o    MANAGEMENT. P.C. Management Co. is the property manager for the Mortgaged
     Property securing the Piedmont Center Buildings 9-12 Loan. The principals of P.C. Management Co. were the original developers and owners of the
     14-building office park, containing approximately 2.1 million square feet, and have managed the Mortgaged Property since its construction and continue to manage the majority of the other buildings located in the park.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  BB&T CAPITAL MARKETS             CREDIT SUISSE                     NOMURA

                                       79

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  BB&T CAPITAL MARKETS             CREDIT SUISSE                     NOMURA

                                       80

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------
                             COTSWOLD VILLAGE SHOPS
--------------------------------------------------------------------------------

                  [3 PHOTOS OF COTSWOLD VILLAGE SHOPS OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  BB&T CAPITAL MARKETS             CREDIT SUISSE                     NOMURA

                                       81

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------
                             COTSWOLD VILLAGE SHOPS
--------------------------------------------------------------------------------

                      [COTSWOLD VILLAGE SHOPS MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  BB&T CAPITAL MARKETS             CREDIT SUISSE                     NOMURA

                                       82

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------
                             COTSWOLD VILLAGE SHOPS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                Wachovia
 CUT-OFF DATE BALANCE                                             $51,000,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                 1.8%
 NUMBER OF MORTGAGE LOANS                                                   1
 LOAN PURPOSE                                                       Refinance
 SPONSOR                                             Steven D. Bell & Company
 TYPE OF SECURITY                                                         Fee
 MORTGAGE RATE                                                         5.830%
 MATURITY DATE                                                   May 11, 2016
 AMORTIZATION TYPE                                                    Balloon
 INTEREST-ONLY PERIOD                                                      60
 ORIGINAL TERM / AMORTIZATION                                       120 / 360
 REMAINING TERM / AMORTIZATION                                      120 / 360
 LOCKBOX                                                                 None

 UP-FRONT RESERVES
   TAX                                         Yes
   TI HOLDBACK                          $1,000,000

 ONGOING MONTHLY RESERVES
   TAX/INSURANCE(1)                            Yes
   REPLACEMENT(2)                        Springing

 ADDITIONAL FINANCING                                                    None

 CUT-OFF DATE BALANCE                                             $51,000,000
 CUT-OFF DATE BALANCE/SF                                                 $199
 CUT-OFF DATE LTV                                                       67.3%
 MATURITY DATE LTV                                                      62.8%
 UW DSCR ON NCF                                                         1.24x
--------------------------------------------------------------------------------

(1)  Ongoing monthly insurance reserves will be required upon an event of default.
(2)  Ongoing monthly replacement reserves will be required upon an event of default.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                             1
 LOCATION                                                       Charlotte, NC
 PROPERTY TYPE                                             Retail -- Anchored
 SIZE (SF)                                                            256,745
 OCCUPANCY AS OF APRIL 20, 2006                                         98.2%
 YEAR BUILT / YEAR RENOVATED                                      1958 / 2000
 APPRAISED VALUE                                                  $75,800,000
 PROPERTY MANAGEMENT                                 Steven D. Bell & Company
 UW ECONOMIC OCCUPANCY                                                  97.0%
 UW REVENUES                                                      $ 5,752,072
 UW TOTAL EXPENSES                                                $ 1,145,551
 UW NET OPERATING INCOME (NOI)                                    $ 4,606,521
 UW NET CASH FLOW (NCF)                                           $ 4,465,830
--------------------------------------------------------------------------------

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  BB&T CAPITAL MARKETS             CREDIT SUISSE                     NOMURA

                                       83

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------
                             COTSWOLD VILLAGE SHOPS
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                                                   % OF NET                             % OF TOTAL
                                     RATINGS*       NET RENTABLE   RENTABLE   BASE RENT   ANNUAL BASE     ANNUAL
TENANT                          MOODY'S/S&P/FITCH     AREA (SF)      AREA        PSF          RENT      BASE RENT   LEASE EXPIRATION
------------------------------ ------------------- -------------- ---------- ----------- ------------- ----------- -----------------

MAJOR TENANTS
 Harris Teeter ...............       NR/NR/NR           51,941        20.2%  $ 11.00      $  571,351       12.3%    September 2026
 Stein Mart, Inc. ............       NR/NR/NR           35,698        13.9   $ 18.00         642,564       13.8       August 2009
 Marshalls ...................       A3/A/NR            35,000        13.6   $ 18.00         630,000       13.6      January 2021
 Books A Million Inc. ........       NR/NR/NR           16,715         6.5   $ 18.50         309,228        6.7      January 2016
 Ulta Salon ..................       NR/NR/NR           11,806         4.6   $ 22.00         259,732        5.6      November 2013
                                                        ------       -----                ----------      -----
 TOTAL MAJOR TENANTS .........                         151,160        58.9%  $ 15.96      $2,412,875       51.9%
NON-MAJOR TENANTS ............                         100,865        39.3   $ 22.17       2,236,067       48.1
                                                       -------       -----                ----------      -----
OCCUPIED TOTAL ...............                         252,025        98.2%  $ 18.45      $4,648,942      100.0%
VACANT SPACE .................                           4,720         1.8
                                                       -------       -----
PROPERTY TOTAL ...............                         256,745       100.0%
                                                       =======       =====
------------------------------------------------------------------------------------------------------------------------------------

*    Certain ratings are those of the parent whether or not the parent guarantees the lease.

------------------------------------------------------------------------------------------------------------------------------------
                                                      LEASE EXPIRATION SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------
               # OF LEASES   WA BASE RENT/SF   TOTAL SF   % OF TOTAL SF   CUMULATIVE % OF SF   % OF BASE RENT   CUMULATIVE % OF BASE
     YEAR        EXPIRING        EXPIRING      EXPIRING     EXPIRING*          ROLLING*           ROLLING*         RENT ROLLING*
------------- ------------- ----------------- ---------- --------------- -------------------- ---------------- ---------------------

     2006           1           $  0.00              0          0.0%               0.0%              0.7%                0.7%
     2007           7           $ 20.06         23,866          9.3%               9.3%             10.3%               11.0%
     2008           5           $ 23.02         12,570          4.9%              14.2%              6.2%               17.3%
     2009           4           $ 19.90         53,712         20.9%              35.1%             23.0%               40.3%
     2010           9           $ 21.00         29,780         11.6%              46.7%             13.5%               53.7%
     2011           2           $ 19.01         10,067          3.9%              50.6%              4.1%               57.8%
     2012           0           $  0.00              0          0.0%              50.6%              0.0%               57.8%
     2013           2           $ 22.79         11,806          4.6%              55.2%              5.8%               63.6%
     2014           1           $ 27.00          3,000          1.2%              56.4%              1.7%               65.4%
     2015           1           $ 28.00          3,568          1.4%              57.8%              2.1%               67.5%
     2016           1           $ 18.50         16,715          6.5%              64.3%              6.7%               74.2%
 Thereafter         2           $ 13.82         86,941         33.9%              98.2%             25.8%              100.0%
    Vacant          0              NA            4,720          1.8%             100.0%              0.0%              100.0%
------------------------------------------------------------------------------------------------------------------------------------

*    Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  BB&T CAPITAL MARKETS             CREDIT SUISSE                     NOMURA

                                       84

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------
                             COTSWOLD VILLAGE SHOPS
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "Cotswold Village Shops Loan") is secured by a first deed of trust encumbering an anchored retail center located in
     Charlotte, North Carolina. The Cotswold Village Shops Loan represents approximately 1.8% of the Cut-Off Date Pool Balance. The Cotswold Village
     Shops Loan was originated on May 2, 2006, and has a principal balance as of the Cut-Off Date of $51,000,000. The Cotswold Village Shops Loan provides for interest-only payments for the first 60 months of its term, and thereafter, fixed payments of principal and interest.

     The Cotswold Village Shops Loan has a remaining term of 120 months and matures on May 11, 2016. The Cotswold Village Shops Loan may be prepaid with the payment of a yield maintenance charge on or after June 11, 2008, and may be prepaid without penalty or yield maintenance charge on or after
     June 11, 2013.

o    THE BORROWER. The borrowers are Cotswold Center Abbey Court II, LLC,
     Cotswold Center Treybrooke, LLC, Cotswold Center Hunnington, LLC, Cotswold
     Center Oak Crest, LLC, Cotswold Center Oscar Lennard, LLC and Cotswold
     Center Marilyn K. Lennard, LLC, each a special purpose entity. The sponsor of the borrowers is Steven D. Bell & Company ("Bell & Company"), which employs approximately 500 individuals and is one of the largest investment property brokers in North Carolina. Bell & Company is a diversified real estate company that manages a property portfolio valued in excess of $1.7 billion concentrated in eight states, located primarily in the Southeastern
     United States.

o    THE PROPERTY. The Mortgaged Property is an approximately 256,745 square foot anchored retail center situated on approximately 21.7 acres. The
     Mortgaged Property was constructed in 1958 and was last renovated in 2000.
     The Mortgaged Property is located in Charlotte, North Carolina. As of April
     20, 2006, the occupancy rate for the Mortgaged Property securing the
     Cotswold Village Shops Loan was approximately 98.2%.

     The largest tenant is Harris Teeter, Inc. ("Harris Teeter"), occupying approximately 51,941 square feet, or approximately 20.2% of the net rentable area. Harris Teeter, a subsidiary of Ruddick Corporation
     ("Ruddick"), is a regional chain of supermarkets that offer an assortment of groceries, meat, seafood, delicatessen items, bakery items, wines, healthcare and beauty care items in six states in the Southeastern United
     States. The Harris Teeter lease expires in September 2026. The second largest tenant is Stein Mart, Inc. ("Stein Mart"), occupying approximately
     35,698 square feet, or approximately 13.9% of the net rentable area.
     Founded in the early 1900s, Stein Mart sells women's, men's and children's brand-name clothing in approximately 260 stores located in 30 states and the District of Columbia. Fashions range from casual to formal wear. The
     Stein Mart lease expires in August 2009. The third largest tenant is
     Marshalls ("Marshalls"), occupying approximately 35,000 square feet, or approximately 13.6% of the net rentable area. Marshalls is a subsidiary of the TJX Companies, Inc. ("TJX"), which operates as an off price retailer of brand-name family apparel, accessories, shoes, domestics, giftware and jewelry. As of April 30, 2006, TJX was rated "A3" (Moody's) and "A" (S&P).
     The Marshalls lease expires in January 2021.

o    LOCKBOX ACCOUNT. The Mortgage Loan documents do not require a lockbox account.

o    MANAGEMENT. Bell & Company, the sponsor, is the property manager for the
     Mortgaged Property securing the Cotswold Village Shops Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  BB&T CAPITAL MARKETS             CREDIT SUISSE                     NOMURA

                                       85

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

  BB&T CAPITAL MARKETS             CREDIT SUISSE                     NOMURA

                                       86

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------
                       DOUBLETREE HOTEL -- SCOTTSDALE, AZ
--------------------------------------------------------------------------------

           [SIX PHOTOS OF DOUBLETREE HOTEL -- SCOTTSDALE, AZ OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

BB&T CAPITAL MARKETS                CREDIT SUISSE                         NOMURA
                                       87

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------
                       DOUBLETREE HOTEL -- SCOTTSDALE, AZ
--------------------------------------------------------------------------------

                [DOUBLETREE HOTEL -- SCOTTSDALE, AZ MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

BB&T CAPITAL MARKETS                CREDIT SUISSE                         NOMURA
                                       88

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------
                       DOUBLETREE HOTEL -- SCOTTSDALE, AZ
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                   Wachovia
 CUT-OFF DATE BALANCE                                               $48,000,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    1.7%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                        Acquisition
 SPONSORS                               The Procaccianti Group and CMS Companies
 TYPE OF SECURITY                                                            Fee
 MORTGAGE RATE                                                            5.510%
 MATURITY DATE                                                  October 11, 2015
 AMORTIZATION TYPE                                                       Balloon
 INTEREST-ONLY PERIOD                                                         84
 ORIGINAL TERM / AMORTIZATION                                          120 / 300
 REMAINING TERM / AMORTIZATION
                                                                       113 / 300
 LOCKBOX                                                                    None

 UP-FRONT RESERVES
   TAX/INSURANCE                       Yes
   PIP RESERVE(1)               $4,422,308

 ONGOING MONTHLY RESERVES
   TAX/INSURANCE                       Yes
   REPLACEMENT(2)                      Yes

 ADDITIONAL FINANCING                                                       None

 CUT-OFF DATE BALANCE                                                $48,000,000
 CUT-OFF DATE BALANCE/ROOM                                              $126,984
 CUT-OFF DATE LTV                                                          73.8%
 MATURITY DATE LTV                                                         69.5%
 UW DSCR ON NCF                                                            1.28x

(1)   Currently held in escrow by mortgagee to be used on the Property
      Improvement Plan ("PIP"). A PIP with an original budgeted amount of
      $7,422,308 is currently being implemented at the Mortgaged Property. The
      PIP includes upgrades to the exterior, guestrooms, common areas and amenities. The first $3,000,000 of PIP expenses is required to be paid by
      Hilton.
(2)   Ongoing monthly replacement reserve is defined as 2.0% of monthly gross revenues for the first year, 3.0% of monthly gross revenues for the second year and 4.0% of monthly gross revenues thereafter.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                                1
 LOCATION                                                         Scottsdale, AZ
 PROPERTY TYPE                                       Hospitality -- Full Service
 SIZE (ROOMS)                                                                378
 OCCUPANCY AS OF JANUARY 31, 2006*                                         69.1%
 YEAR BUILT / YEAR RENOVATED                                         1984 / 2006
 APPRAISED VALUE                                                     $65,000,000
 PROPERTY MANAGEMENT                                          Lenox Hotels, Inc.
 UW ECONOMIC OCCUPANCY                                                     69.0%
 UW REVENUES                                                         $20,770,913
 UW TOTAL EXPENSES                                                   $15,410,022
 UW NET OPERATING INCOME (NOI)                                        $5,360,890
 UW NET CASH FLOW (NCF)                                               $4,530,054

* Trailing 12-month occupancy as of January 31, 2006.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BB&T CAPITAL MARKETS                CREDIT SUISSE                         NOMURA
                                       89

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------
                       DOUBLETREE HOTEL -- SCOTTSDALE, AZ
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                FACILITY SUMMARY
--------------------------------------------------------------------------------
 GUESTROOM MIX                                                      NO. OF ROOMS
-----------------------------------------------                     ------------
 DOUBLE/DOUBLE ................................                              209
 KING .........................................                              157
 KING SUITES ..................................                               12
 ..............................................                           ------
     TOTAL ....................................                              378
                                                                          ======

 MEETING/BALLROOM SPACE                                              SQUARE FEET
-----------------------------------------------                     ------------
 FORUM ........................................                           12,960
 PARADISE PARK ................................                           10,000
 GRAND BALLROOM ...............................                            8,640
 RATTLERS .....................................                            2,025
 BOUCHON ......................................                            1,800
 FOUR PEAKS ...................................                            1,232
 CHAPARRAL ....................................                              920
 CHAMBERS .....................................                              860
 EXECUTIVE BOARDROOM ..........................                              646
 FLAGSTAFF A ..................................                              616
 FLAGSTAFF B ..................................                              616
 PRESCOTT .....................................                              527
 DIRECTOR'S BOARDROOM .........................                              443
                                                                          ------
     TOTAL ....................................                           41,285
                                                                          ======

 FOOD AND BEVERAGE                                                       SEATING
-----------------------------------------------                     ------------
 EN FUEGO RESTAURANT ..........................                              200
 LOGGIN LOUNGE ................................                              100
                                                                          ------
     TOTAL ....................................                              300
                                                                          ======

 OTHER AMENITIES
--------------------------------
 HEATED OUTDOOR SWIMMING POOL
 FITNESS CENTER
 HEALTH SPA
 BUSINESS CENTER
 PUTTING GREEN
 TENNIS COURTS
 RACQUETBALL COURT
 GIFT SHOP
 PLAYGROUND

--------------------------------------------------------------------------------
                               FINANCIAL SCHEDULE
--------------------------------------------------------------------------------
 YEAR .........................................                        2005-2006
 LATEST PERIOD ................................                T-3 Ending 1/2006
 OCCUPANCY ....................................                            69.1%
 ADR ..........................................                          $127.86
 REVPAR .......................................                           $88.37
 UW OCCUPANCY .................................                            69.0%
 UW ADR .......................................                          $128.71
 UW REVPAR ....................................                           $88.81

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

BB&T CAPITAL MARKETS                CREDIT SUISSE                         NOMURA
                                       90

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25

--------------------------------------------------------------------------------
                       DOUBLETREE HOTEL -- SCOTTSDALE, AZ
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "Doubletree Hotel -- Scottsdale, AZ Loan")
     is secured by a first mortgage encumbering a full-service hotel located in
     Scottsdale, Arizona. The Doubletree Hotel -- Scottsdale, AZ Loan represents approximately 1.7% of the Cut-Off Date Pool Balance. The Doubletree Hotel
     -- Scottsdale, AZ Loan was originated on October 5, 2005 and has a principal balance as of the Cut-Off Date of $48,000,000. The Doubletree
     Hotel -- Scottsdale, AZ Loan provides for interest-only payments for the first 84 months of its term, and thereafter, fixed monthly payments of principal and interest.

     The Doubletree Hotel -- Scottsdale, AZ Loan has a remaining term of 113 months and matures on October 11, 2015. The Doubletree Hotel -- Scottsdale,
     AZ Loan may be prepaid on or after August 11, 2015 and permits defeasance with United States government obligations beginning two years after the
     Closing Date.

o    THE BORROWER. The borrower is Procaccianti AZ, L.P., a Delaware limited partnership, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of
     The Doubletree Hotel -- Scottsdale, AZ Loan. The sponsors of the borrower is The Procaccianti Group ("TPG") and CMS Companies ("CMS"). TPG is a
     privately held real estate investment company that focuses on a value-add investment style that creates value with real estate assets by repositioning, renovating and improving operations, particularly hospitality assets. TPG currently owns more than 6,400 rooms in over 40 markets. TPG's equity partner is CMS, an investment manager in non-traditional asset classes. CMS places equity on behalf of entrepreneurs and has sponsored partnerships in various investment vehicles since 1981.

o    THE PROPERTY. The Mortgaged Property is a full service luxury hotel containing 378 rooms. The amenities at the Mortgaged Property include a full service restaurant, a bar/lounge, two heated outdoor swimming pools, fitness center, health spa, tennis courts, racquetball court, putting green, business center, playground, gift shop and approximately 41,285 square feet of banquet and conference facilities. The Mortgaged Property was constructed in 1984 and renovated in 2006 and is located in Scottsdale,
     Arizona. Based upon the trailing 12-month period ending January 31, 2006, the occupancy rate for the Mortgaged Property securing the Doubletree Hotel
     -- Scottsdale, AZ Loan was approximately 69.1%.

o    LOCK BOX ACCOUNT. The Mortgage Loan documents do not require a lock box account.

o    MANAGEMENT. Lenox Hotels, Inc., an affiliate of the sponsor, is the property manager for the Mortgaged Property securing the Doubletree Hotel
     -- Scottsdale, AZ Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

BB&T CAPITAL MARKETS                CREDIT SUISSE                         NOMURA
                                       91

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------
                            CAMPBELL TECHNOLOGY PARK
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                   Wachovia
 CUT-OFF DATE BALANCE                                                $46,000,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    1.6%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                        Acquisition
 SPONSOR                                         CD Real Estate Investments, LLC
 TYPE OF SECURITY                                                            Fee
 MORTGAGE RATE                                                            5.640%
 MATURITY DATE                                                      May 11, 2016
 AMORTIZATION TYPE                                                       Balloon
 INTEREST-ONLY PERIOD                                                         48
 ORIGINAL TERM / AMORTIZATION                                          120 / 360
 REMAINING TERM / AMORTIZATION                                         120 / 360
 LOCKBOX                                                                    None

 UP-FRONT RESERVES                     None

 ONGOING MONTHLY RESERVES
   TAX/INSURANCE*                 Springing

 ADDITIONAL FINANCING                                                       None

 CUT-OFF DATE BALANCE                                                $46,000,000
 CUT-OFF DATE BALANCE/SF                                                    $165
 CUT-OFF DATE LTV                                                          67.6%
 MATURITY DATE LTV                                                         61.9%
 UW DSCR ON NCF                                                            1.42x

*     Ongoing monthly tax and insurance reserves will be required upon an event of default or certain other conditions as specified in the related
      Mortgage Loan documents.

                  [PHOTO OF CAMPBELL TECHNOLOGY PARK OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                                1
 LOCATION                                                           Campbell, CA
 PROPERTY TYPE                                                Office -- Suburban
 SIZE (SF)                                                               278,765
 OCCUPANCY AS OF FEBRUARY 22, 2006                                         89.1%
 YEAR BUILT/YEAR RENOVATED                                             2000 / NA
 APPRAISED VALUE                                                     $68,000,000
 PROPERTY MANAGEMENT                              Consigliare Management Company
 UW ECONOMIC OCCUPANCY                                                     89.1%
 UW REVENUES                                                          $6,470,592
 UW TOTAL EXPENSES                                                    $1,687,883
 UW NET OPERATING INCOME (NOI)                                        $4,782,709
 UW NET CASH FLOW (NCF)                                               $4,534,406

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

BB&T CAPITAL MARKETS                CREDIT SUISSE                         NOMURA
                                       92

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------
                            CAMPBELL TECHNOLOGY PARK
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                                        NET                      ANNUAL                 % OF TOTAL
                                       RATINGS(1)     RENTABLE      % OF NET   BASE RENT  ANNUAL BASE  ANNUAL BASE
TENANT                             MOODY'S/S&P/FITC  AREA (SF)   RENTABLE AREA    PSF         RENT         RENT    LEASE EXPIRATION
---------------------------------- ----------------- ---------- -------------- --------- ------------- ----------- -----------------

MAJOR TENANTS
 Qualcomm Inc. ...................      NR/NR/NR       99,725         35.8%      $23.87   $2,380,224       46.6%     January 2008
 Mohler Nixon & Williams .........      NR/NR/NR       39,770         14.3       $19.79      787,048       15.4      December 2012
 Aoptix Technologies .............      NR/NR/NR       28,927         10.4       $15.60      451,261        8.8        June 2010
 Entravision Comm(2) .............      NR/B+/NR       21,526          7.7       $25.17      541,809       10.6        May 2010
 Juniper Networks(3) .............      NR/BB/NR       17,130          6.1       $16.20      277,506        5.4      November 2007
                                                       ------        -----                ----------      -----
 TOTAL MAJOR TENANTS .............                    207,078         74.3%      $21.43   $4,437,849       86.8%
NON-MAJOR TENANTS ................                     41,290         14.8       $16.29      672,489       13.2
                                                      -------        -----                ----------      -----
OCCUPIED TOTAL ...................                    248,368         89.1%      $20.58   $5,110,339      100.0%
VACANT SPACE .....................                     30,397         10.9
                                                      -------        -----
PROPERTY TOTAL ...................                    278,765        100.0%
                                                      =======        =====

(1)   Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)   The space currently leased by Entravision Comm is unoccupied and expires in 2010. However, Entravision Comm continues to pay rent and expense recoveries per the lease.
(3)   The space is currently subleased to Design Reactor.

------------------------------------------------------------------------------------------------------------------------------------
                                                      LEASE EXPIRATION SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------
                                 WA BASE                                                                          CUMULATIVE % OF
                 # OF LEASES      RENT/SF     TOTAL SF     % OF TOTAL SF     CUMULATIVE % OF       % OF BASE          BASE RENT
     YEAR          EXPIRING      EXPIRING     EXPIRING       EXPIRING*         SF ROLLING*       RENT ROLLING*        ROLLING*
-------------   -------------   ----------   ----------   ---------------   -----------------   ---------------   ----------------

     2006             1           $20.49       13,175            4.7%               4.7%               5.3%               5.3%
     2007             1           $16.20       17,130            6.1%              10.9%               5.4%              10.7%
     2008             1           $23.87       99,725           35.8%              46.6%              46.6%              57.3%
     2009             1           $14.21       12,456            4.5%              51.1%               3.5%              60.8%
     2010             3           $18.43       66,112           23.7%              74.8%              23.8%              84.6%
     2011             0            $0.00            0            0.0%              74.8%               0.0%              84.6%
     2012             1           $19.79       39,770           14.3%              89.1%              15.4%             100.0%
     2013             0            $0.00            0            0.0%              89.1%               0.0%             100.0%
     2014             0            $0.00            0            0.0%              89.1%               0.0%             100.0%
     2015             0            $0.00            0            0.0%              89.1%               0.0%             100.0%
     2016             0            $0.00            0            0.0%              89.1%               0.0%             100.0%
 Thereafter           0            $0.00            0            0.0%              89.1%               0.0%             100.0%
    Vacant            0             NA         30,397           10.9%             100.0%               0.0%             100.0%

*     Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

BB&T CAPITAL MARKETS                CREDIT SUISSE                         NOMURA
                                       93

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------
                                 PHILLIPS PLACE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                   Wachovia
 CUT-OFF DATE BALANCE                                                $44,500,000
 PERCENTAGE OF CUT-OFF DATE
   POOL BALANCE                                                             1.6%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                          Refinance
 SPONSORS                    John W. Harris, Peter A. Pappas, J. Patrick Clayton
 TYPE OF SECURITY                                                            Fee
 MORTGAGE RATE                                                            5.780%
 MATURITY DATE                                                    April 11, 2016
 AMORTIZATION TYPE                                                 Interest-Only
 INTEREST-ONLY PERIOD                                                        120
 ORIGINAL TERM / AMORTIZATION                                           120 / IO
 REMAINING TERM /                                                       119 / IO
AMORTIZATION
 LOCKBOX                                                               Springing

 UP-FRONT RESERVES
   TAX                    Yes

 ONGOING MONTHLY RESERVES
   TAX/INSURANCE*         Yes

 ADDITIONAL FINANCING                                                       None

 CUT-OFF DATE BALANCE                                                $44,500,000
 CUT-OFF DATE BALANCE/SF                                                    $344
 CUT-OFF DATE LTV                                                          78.8%
 MATURITY DATE LTV                                                         78.8%
 UW DSCR ON NCF                                                            1.38x

*     Ongoing monthly insurance reserves will be required upon an event of default or certain otherconditions as specified in the related Mortgage
      Loan documents.

                       [PHOTO OF PHILLIPS PLACE OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                                1
 LOCATION                                                          Charlotte, NC
 PROPERTY TYPE                                                Retail -- Anchored
 SIZE (SF)                                                               129,379
 OCCUPANCY AS OF FEBRUARY 14, 2006                                        100.0%
 YEAR BUILT / YEAR RENOVATED                                           1997 / NA
 APPRAISED VALUE                                                     $56,500,000
 PROPERTY MANAGEMENT                         The Harris Group of Carolinas, Inc.
 UW ECONOMIC OCCUPANCY                                                     97.0%
 UW REVENUES                                                          $4,976,207
 UW TOTAL EXPENSES                                                    $1,321,067
 UW NET OPERATING INCOME (NOI)                                        $3,655,140
 UW NET CASH FLOW (NCF)                                               $3,543,778

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

BB&T CAPITAL MARKETS                CREDIT SUISSE                         NOMURA
                                       94

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------
                                 PHILLIPS PLACE
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                                                  % OF NET                            % OF TOTAL
                                     RATINGS(1)     NET RENTABLE  RENTABLE   BASE RENT   ANNUAL BASE     ANNUAL          LEASE
             TENANT              MOODY'S/S&P/FITCH    AREA (SF)     AREA        PSF          RENT      BASE RENT       EXPIRATION
------------------------------- ------------------- ------------ ---------- ----------- ------------- ----------- ------------------

MAJOR TENANTS
 Phillips Place Cinemas .......        NR/NR/NR         30,000       23.2%     $16.96    $  508,800       14.7%      November 2016
 Dean and Deluca ..............        NR/NR/NR          9,365        7.2      $25.52       238,964        6.9    Multiple Spaces(2)
 Restoration Hardware .........        NR/NR/NR          8,850        6.8      $31.33       277,271        8.0      September 2012
 Coplon's .....................        NR/NR/NR          7,500        5.8      $25.00       187,500        5.4      September 2012
 Upstream .....................        NR/NR/NR          7,000        5.4      $33.71       235,970        6.8         July 2015
                                                        ------      -----                ----------      -----
 TOTAL MAJOR TENANTS ..........                         62,715       48.5%     $23.10    $1,448,505       41.8%
NON-MAJOR TENANTS .............                         66,664       51.5      $30.22     2,014,563       58.2
                                                        ------      -----                ----------      -----
OCCUPIED TOTAL ................                        129,379      100.0%     $26.77    $3,463,068      100.0%
VACANT SPACE ..................                              0        0.0
                                                       -------      -----
PROPERTY TOTAL ................                        129,379      100.0%
                                                       =======      =====

(1)   Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)   Under the terms of multiple leases, approximately 1,865 square feet expire in March 2007 and approximately 7,500 square feet expire in June
      2007.

------------------------------------------------------------------------------------------------------------------------------------
                                                      LEASE EXPIRATION SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------
                                 WA BASE                                                                             CUMULATIVE % OF
                 # OF LEASES     RENT/SF      TOTAL SF     % OF TOTAL SF     CUMULATIVE % OF        % OF BASE           BASE RENT
     YEAR          EXPIRING      EXPIRING     EXPIRING      EXPIRING(1)       SF ROLLING(1)      RENT ROLLING(1)       ROLLING(1)
-------------   -------------   ----------   ----------   ---------------   -----------------   -----------------   ----------------

     2006             1           NA(2)             0            0.0%               0.0%                1.4%                1.4%
     2007             5          $28.02        16,240           12.6%              12.6%               13.1%               14.6%
     2008             7          $30.60        17,293           13.4%              25.9%               15.3%               29.9%
     2009             3          $31.27         8,591            6.6%              32.6%                7.8%               37.6%
     2010             2          $32.00         7,681            5.9%              38.5%                7.1%               44.7%
     2011             5          $34.14         5,755            4.4%              42.9%                5.7%               50.4%
     2012             5          $27.01        29,919           23.1%              66.1%               23.3%               73.7%
     2013             0           $0.00             0            0.0%              66.1%                0.0%               73.7%
     2014             0           $0.00             0            0.0%              66.1%                0.0%               73.7%
     2015             1          $33.71         7,000            5.4%              71.5%                6.8%               80.5%
     2016             1          $16.96        30,000           23.2%              94.7%               14.7%               95.2%
 Thereafter           1          $23.91         6,900            5.3%             100.0%                4.8%              100.0%
    Vacant                          NA              0            0.0%             100.0%                0.0%              100.0%

(1)   Calculated based on approximate square footage occupied by each tenant.
(2)   Beck Imports is currently paying $50,000 per year for the right to valet cars.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

BB&T CAPITAL MARKETS                CREDIT SUISSE                         NOMURA
                                       95

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------
                                CEDARBROOK PLAZA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                   Wachovia
 CUT-OFF DATE BALANCE                                                $44,300,000
 PERCENTAGE OF CUT-OFF DATE POOL
   BALANCE                                                                  1.5%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                          Refinance
 SPONSOR                                                Winbrook Management, LLC
 TYPE OF SECURITY                                                            Fee
 MORTGAGE RATE                                                            6.040%
 MATURITY DATE                                                    April 11, 2016
 AMORTIZATION TYPE                                                       Balloon
 INTEREST-ONLY PERIOD                                                         60
 ORIGINAL TERM / AMORTIZATION                                          120 / 360
 REMAINING TERM / AMORTIZATION                                         119 / 360
 LOCKBOX                                                                     Yes

 UP-FRONT RESERVES
   TAX                        Yes
   ENGINEERING               $650

 ONGOING MONTHLY RESERVES
   TAX/INSURANCE(1)           Yes
   REPLACEMENT(2)          $6,641

 ADDITIONAL FINANCING(3)                                                    None

 CUT-OFF DATE BALANCE                                                $44,300,000
 CUT-OFF DATE BALANCE/SF                                                     $78
 CUT-OFF DATE LTV                                                          73.8%
 MATURITY DATE LTV                                                         69.1%
 UW DSCR ON NCF                                                            1.22x

(1)   Ongoing monthly insurance reserves will be required upon an event of default or certain other conditions as specified in the related Mortgage
      Loan documents.
(2)   Capped at $318,776.
(3)   Future mezzanine debt is permitted upon meeting certain LTV ratio and DSC ratio criteria; subject to a maximum combined LTV ratio of 75.0% and a minimum combined DSC ratio of 1.25x as described in the related Mortgage
      Loan documents.

                      [PHOTO OF CEDARBROOK PLAZA OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                                1
 LOCATION                                                            Wyncote, PA
 PROPERTY TYPE                                                Retail -- Anchored
 SIZE (SF)                                                              569,244
 OCCUPANCY AS OF APRIL 17, 2006                                            92.9%
 YEAR BUILT / YEAR RENOVATED                                         1963 / 1998
 APPRAISED VALUE                                                     $60,000,000
 PROPERTY MANAGEMENT                                    Winbrook Management, LLC
 UW ECONOMIC OCCUPANCY                                                     85.7%
 UW REVENUES                                                          $6,780,827
 UW TOTAL EXPENSES                                                    $2,659,860
 UW NET OPERATING INCOME (NOI)                                        $4,120,968
 UW NET CASH FLOW (NCF)                                               $3,897,649

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

BB&T CAPITAL MARKETS                CREDIT SUISSE                         NOMURA
                                       96

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------
                                CEDARBROOK PLAZA
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                                                      % OF NET                         % OF TOTAL
                                   RATINGS*       NET RENTABLE AREA   RENTABLE   BASE RENT    ANNUAL   ANNUAL BASE
TENANT                        MOODY'S/S&P/FITCH          (SF)           AREA        PSF     BASE RENT     RENT      LEASE EXPIRATION
---------------------------- ------------------- ------------------- ----------  --------- ----------- ----------- -----------------

MAJOR TENANTS
 Wal-Mart ..................      Aa2/AA/AA            116,605           20.5%      $7.07  $  824,397      18.9%     January 2023
 Storage Partners of
  Cheltenham, PA ...........       NR/NR/NR            102,089           17.9       $5.53     564,552      12.9        July 2023
 Pathmark Stores, Inc. .....       NR/B-/NR             64,636           11.4      $12.95     837,036      19.2       August 2020
 Toys R Us .................     Caa2/B-/CCC            51,516            9.0       $4.30     221,519       5.1      January 2011
 Barefeet Inc. .............       NR/NR/NR             32,000            5.6       $4.65     148,800       3.4       August 2014
                                                       -------          -----              ----------     -----
 TOTAL MAJOR TENANTS .......                           366,846           64.4%      $7.08  $2,596,305      59.4%
NON-MAJOR TENANTS ..........                           161,979           28.5      $10.95   1,773,374      40.6
                                                       -------          -----              ----------     -----
OCCUPIED TOTAL .............                           528,825           92.9%      $8.26  $4,369,678     100.0%
VACANT SPACE ...............                            40,419            7.1
                                                       -------          -----
PROPERTY TOTAL .............                           569,244          100.0%
                                                       =======          =====

* Certain ratings are those of the parent company whether or not the parent guarantees the lease.

------------------------------------------------------------------------------------------------------------------------------------
                                                      LEASE EXPIRATION SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------
               # OF LEASES   WA BASE RENT/SF   TOTAL SF   % OF TOTAL SF   CUMULATIVE % OF SF   % OF BASE RENT   CUMULATIVE % OF BASE
     YEAR        EXPIRING        EXPIRING      EXPIRING     EXPIRING*          ROLLING*           ROLLING*         RENT ROLLING*
------------- ------------- ----------------- ---------- --------------- -------------------- ---------------- ---------------------

     2006           4            $13.52        15,879          2.8%               2.8%              4.9%                4.9%
     2007           1            $36.00           500          0.1%               2.9%              0.4%                5.3%
     2008           4            $15.37        19,192          3.4%               6.2%              6.8%               12.1%
     2009           2             $6.26        28,936          5.1%              11.3%              4.1%               16.2%
     2010           2             $7.80        27,718          4.9%              16.2%              4.9%               21.2%
     2011           4             $5.89        69,741         12.3%              28.5%              9.4%               30.6%
     2012           2            $20.86         2,000          0.4%              28.8%              1.0%               31.5%
     2013           0             $0.00             0          0.0%              28.8%              0.0%               31.5%
     2014           2             $5.67        34,650          6.1%              34.9%              4.5%               36.0%
     2015           1             $8.00         9,000          1.6%              36.5%              1.6%               37.7%
     2016           0             $0.00             0          0.0%              36.5%              0.0%               37.7%
 Thereafter         5             $8.48       321,209         56.4%              92.9%             62.3%              100.0%
    Vacant          0              NA          40,419          7.1%             100.0%              0.0%              100.0%

* Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

BB&T CAPITAL MARKETS                CREDIT SUISSE                         NOMURA
                                       97

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------
                                BETHESDA GATEWAY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                   Wachovia
 CUT-OFF DATE BALANCE                                                $44,000,000
 PERCENTAGE OF CUT-OFF DATE POOL
   BALANCE                                                                  1.5%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                        Acquisition
 SPONSOR                                            Capital Property Holding, LP
 TYPE OF SECURITY                                                            Fee
 MORTGAGE RATE                                                            6.060%
 MATURITY DATE                                                    March 11, 2016
 AMORTIZATION TYPE                                                       Balloon
 INTEREST-ONLY PERIOD                                                         36
 ORIGINAL TERM / AMORTIZATION                                          120 / 360
 REMAINING TERM / AMORTIZATION                                         118 / 360
 LOCKBOX                                                                    None

 UP-FRONT RESERVES
   TAX/INSURANCE               Yes
   TI/LC                  $650,000
   ENGINEERING             $16,250
   PERFORMANCE          $1,000,000
   SOCIAL COMPACT LOC     $715,000
   CATAPULT LOC           $810,000
   BUDOW LOC              $600,000

 ONGOING MONTHLY RESERVES
   TAX/INSURANCE               Yes
   REPLACEMENT              $1,988
   TI/LC(1)              Springing
   PERFORMANCE(2)          $55,000

 ADDITIONAL FINANCING                                                       None

 CUT-OFF DATE BALANCE                                                $44,000,000
 CUT-OFF DATE BALANCE/SF                                                    $295
 CUT-OFF DATE LTV                                                          79.6%
 MATURITY DATE LTV                                                         72.0%
 UW DSCR ON NCF                                                           1.08 x

(1)   Monthly deposits of $12,500 into the TI/LC reserve shall not be required so long as the reserve balance remains at or above $650,000.
(2)   Capped at $1,500,000.

                      [PHOTO OF BETHESDA GATEWAY OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                                1
 LOCATION                                                           Bethesda, MD
 PROPERTY TYPE                                                     Office -- CBD
 SIZE (SF)                                                               149,074
 OCCUPANCY AS OF JANUARY 27, 2006                                          95.3%
 YEAR BUILT / YEAR RENOVATED                                         1986 / 2004
 APPRAISED VALUE                                                     $55,300,000
 PROPERTY MANAGEMENT                            Guardian Realty Management, Inc.
 UW ECONOMIC OCCUPANCY                                                     95.0%
 UW REVENUES                                                          $5,038,819
 UW TOTAL EXPENSES                                                    $1,549,236
 UW NET OPERATING INCOME (NOI)                                        $3,489,584
 UW NET CASH FLOW (NCF)                                               $3,428,554

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

BB&T CAPITAL MARKETS                CREDIT SUISSE                         NOMURA
                                       98

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------
                                BETHESDA GATEWAY
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                                                   % OF NET              % OF TOTAL
                                     RATINGS*       NET RENTABLE   RENTABLE  BASE RENT      ANNUAL     ANNUAL BASE
TENANT                          MOODY'S/S&P/FITCH     AREA (SF)      AREA       PSF       BASE RENT       RENT      LEASE EXPIRATION
------------------------------ ------------------- -------------- ---------  ---------  ------------ ------------  -----------------

MAJOR TENANTS
 NIA-GS ......................       NR/NR/NR           43,475        29.2%    $35.41    $1,539,411        35.3%    September 2011
 IRS-GS ......................       NR/NR/NR           29,643        19.9     $34.45     1,021,264        23.4      November 2006
 Modell's ....................       NR/NR/NR           20,694        13.9     $ 9.66       199,904         4.6       March 2009
 Catapult Tech ...............     Baa2/BBB+/NR         12,193         8.2     $36.03       439,278        10.1        July 2008
 Budow & Noble ...............       NR/NR/NR            8,659         5.8     $28.72       248,720         5.7           MTM
                                                        ------       -----               ----------       -----
 TOTAL MAJOR TENANTS .........                         114,664        76.9%    $30.08    $3,448,576        79.1%
NON-MAJOR TENANTS ............                          27,426        18.4     $33.32       913,804        20.9
                                                       -------       -----               ----------       -----
OCCUPIED TOTAL ...............                         142,090        95.3%    $30.70    $4,362,380       100.0%
VACANT SPACE .................                           6,984         4.7
                                                       -------       -----
PROPERTY TOTAL ...............                         149,074       100.0%
                                                       =======       =====

* Certain ratings are those of the parent company whether or not the parent guarantees the lease.

------------------------------------------------------------------------------------------------------------------------------------
                                                      LEASE EXPIRATION SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------
             # OF LEASES   WA BASE RENT/SF   TOTAL SF   % OF TOTAL SF   CUMULATIVE % OF SF   % OF BASE RENT   CUMULATIVE % OF BASE
    YEAR         EXPIRING        EXPIRING      EXPIRING     EXPIRING*          ROLLING*           ROLLING*         RENT ROLLING*
------------- ------------- ----------------- ---------- --------------- -------------------- ---------------- ---------------------

    2006            5           $33.66          45,225         30.3%              30.3%              34.9%              34.9%
    2007            3           $34.26           7,830          5.3%              35.6%               6.1%              41.0%
    2008            5           $33.44          18,514         12.4%              48.0%              14.2%              55.2%
    2009            1           $ 9.66          20,694         13.9%              61.9%               4.6%              59.8%
    2010            2           $32.33           3,252          2.2%              64.1%               2.4%              62.2%
    2011            4           $35.59          44,375         29.8%              93.8%              36.2%              98.4%
    2012            1           $31.00           2,200          1.5%              95.3%               1.6%             100.0%
    2013            0            $0.00               0          0.0%              95.3%               0.0%             100.0%
    2014            0            $0.00               0          0.0%              95.3%               0.0%             100.0%
    2015            0            $0.00               0          0.0%              95.3%               0.0%             100.0%
    2016            0            $0.00               0          0.0%              95.3%               0.0%             100.0%
 Thereafter         0            $0.00               0          0.0%              95.3%               0.0%             100.0%
   Vacant           0            NA              6,984          4.7%             100.0%               0.0%             100.0%

* Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

BB&T CAPITAL MARKETS                CREDIT SUISSE                         NOMURA
                                       99

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------
                              PAOLI SHOPPING CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                   Wachovia
 CUT-OFF DATE BALANCE                                                $40,000,000
 PERCENTAGE OF CUT-OFF DATE POOL
   BALANCE                                                                  1.4%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                          Refinance
 SPONSOR                                                 Lewis J. Brandolini III
 TYPE OF SECURITY                                                            Fee
 MORTGAGE RATE                                                            6.010%
 MATURITY DATE                                                    April 11, 2016
 AMORTIZATION TYPE                                                       Balloon
 INTEREST-ONLY PERIOD                                                         24
 ORIGINAL TERM / AMORTIZATION                                          120 / 360
 REMAINING TERM / AMORTIZATION                                         119 / 360
 LOCKBOX                                                                    None

 UP-FRONT RESERVES
   TAX/INSURANCE           Yes

 ONGOING MONTHLY RESERVES
   TAX/INSURANCE           Yes
   REPLACEMENT          $1,385
   TI/LC*               $6,250

 ADDITIONAL FINANCING                                                       None

 CUT-OFF DATE BALANCE                                                $40,000,000
 CUT-OFF DATE BALANCE/SF                                                    $241
 CUT-OFF DATE LTV                                                          77.4%
 MATURITY DATE LTV                                                         68.6%
 UW DSCR ON NCF                                                            1.20x

*    Capped at $300,000.

                    [PHOTO OF PAOLI SHOPPING CENTER OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                                1
 LOCATION                                                              Paoli, PA
 PROPERTY TYPE                                                Retail -- Anchored
 SIZE (SF)                                                               166,234
 OCCUPANCY AS OF APRIL 1, 2006                                             99.1%
 YEAR BUILT / YEAR RENOVATED                                         1956 / 2000
 APPRAISED VALUE                                                     $51,700,000
 PROPERTY MANAGEMENT                        Brandolini Property Management, Inc.
 UW ECONOMIC OCCUPANCY                                                     95.8%
 UW REVENUES                                                          $4,428,652
 UW TOTAL EXPENSES                                                      $842,809
 UW NET OPERATING INCOME (NOI)                                        $3,585,844
 UW NET CASH FLOW (NCF)                                               $3,470,895

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

BB&T CAPITAL MARKETS                CREDIT SUISSE                         NOMURA
                                      100

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------
                              PAOLI SHOPPING CENTER
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                                                   % OF NET                              % OF TOTAL
                                     RATINGS*       NET RENTABLE   RENTABLE   BASE RENT      ANNUAL     ANNUAL BASE       LEASE
TENANT                          MOODY'S/S&P/FITCH     AREA (SF)      AREA        PSF       BASE RENT        RENT       EXPIRATION
------------------------------ ------------------- -------------- ---------- ----------- ------------- ------------- --------------

MAJOR TENANTS
 ACME ........................     Ba3/BBB-/BBB         61,000        36.7%     $9.99       $609,390        16.5%    February 2024
 Paoli Pharmacy ..............       NR/NR/NR           13,724         8.3     $25.88        355,177         9.6     November 2010
 Pier One Imports ............       NR/B/NR            12,400         7.5     $24.50        303,800         8.2     February 2012
 Ann Taylor ..................       NR/NR/NR            6,800         4.1     $30.43        206,924         5.6      January 2015
 Talbot's ....................      Baa1/A-/NR           5,600         3.4     $25.00        140,000         3.8      January 2013
                                                        ------       -----                ----------       -----
 TOTAL MAJOR TENANTS .........                          99,524        59.9%    $16.23     $1,615,291        43.8%
NON-MAJOR TENANTS ............                          65,185        39.2     $31.75      2,069,593        56.2
                                                        ------       -----                ----------       -----
OCCUPIED TOTAL ...............                         164,709        99.1%    $22.37     $3,684,884       100.0%
VACANT SPACE .................                           1,525         0.9
                                                       -------       -----
PROPERTY TOTAL ...............                         166,234       100.0%
                                                       =======       =====

*     Certain ratings are those of the parent company whether or not the parent guarantees the lease.

------------------------------------------------------------------------------------------------------------------------------------
                                                      LEASE EXPIRATION SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       CUMULATIVE %
               # OF LEASES     WA BASE RENT/     TOTAL SF        % OF TOTAL         CUMULATIVE %        % OF BASE         OF BASE
     YEAR        EXPIRING       SF EXPIRING      EXPIRING       SF EXPIRING*       OF SF ROLLING*     RENT ROLLING*    RENT ROLLING*
------------- -------------   ---------------   ----------     --------------     ----------------   ---------------  --------------

     2006            1            $24.50           1,600            1.0%                1.0%              1.1%              1.1%
     2007            3            $30.64           4,443            2.7%                3.6%              3.7%              4.8%
     2008            3            $26.37           6,780            4.1%                7.7%              4.9%              9.6%
     2009            9            $37.08          17,666           10.6%               18.3%             17.8%             27.4%
     2010            4            $24.91          22,824           13.7%               32.1%             15.4%             42.8%
     2011            3            $30.67           6,944            4.2%               36.2%              5.8%             48.6%
     2012            5            $26.59          21,100           12.7%               48.9%             15.2%             63.8%
     2013            2            $27.65           7,900            4.8%               53.7%              5.9%             69.7%
     2014            2            $32.88           2,272            1.4%               55.1%              2.0%             71.8%
     2015            2            $36.11           9,800            5.9%               61.0%              9.6%             81.4%
     2016            1            $32.27           2,380            1.4%               62.4%              2.1%             83.5%
 Thereafter          1             $9.99          61,000           36.7%               99.1%             16.5%            100.0%
    Vacant           0              NA             1,525            0.9%              100.0%              0.0%            100.0%

*    Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

BB&T CAPITAL MARKETS                CREDIT SUISSE                         NOMURA
                                      101

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------
                             THE PARAMOUNT BUILDING
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                   Wachovia
 CUT-OFF DATE BALANCE                                                $39,500,000
 PERCENTAGE OF CUT-OFF DATE POOL
   BALANCE                                                                  1.4%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                          Refinance
 SPONSOR                                                          Stanley Garber
 TYPE OF SECURITY                                                           Both
 MORTGAGE RATE                                                            5.440%
 MATURITY DATE                                                    April 11, 2016
 AMORTIZATION TYPE                                                 Interest-Only
 INTEREST-ONLY PERIOD                                                        120
 ORIGINAL TERM / AMORTIZATION                                           120 / IO
 REMAINING TERM / AMORTIZATION                                          119 / IO
 LOCKBOX                                                                     Yes
 SHADOW RATING(1)                                                      AAA / Aaa

 UP-FRONT RESERVES
   TAX                             Yes

 ONGOING MONTHLY RESERVES
   TAX/INSURANCE(2)                Yes
   REPLACEMENT(3)            Springing

 ADDITIONAL FINANCING(4)                                                    None

 CUT-OFF DATE BALANCE                                                $39,500,000
 CUT-OFF DATE BALANCE/SF                                                    $62
 CUT-OFF DATE LTV                                                          16.0%
 MATURITY DATE LTV                                                         16.0%
 UW DSCR ON NCF                                                            5.46x

(1)   Fitch and Moody's have confirmed that the Paramount Building Loan has, in the context of its inclusion in the Trust Fund, credit characteristics consistent with an investment grade obligation.
(2)   Ongoing monthly insurance reserves will be required upon an event of default or certain other conditions as specified in the related Mortgage
      Loan documents.
(3)   An amount of $10,093 will be required upon an event of default or if the
      DSC ratio falls below 1.50x.
(4)   Future mezzanine debt of up to $4.5 million is permitted so long as no event of default has occurred and is continuing as set forth in the related Mortgage Loan documents.

                   [PHOTO OF THE PARAMOUNT BUILDING OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                                1
 LOCATION                                                           New York, NY
 PROPERTY TYPE                                        Mixed Use -- Office/Retail
 SIZE (SF)                                                               638,566
 OCCUPANCY AS OF FEBRUARY 1, 2006                                          98.8%
 YEAR BUILT / YEAR RENOVATED                                         1926 / 2006
 APPRAISED VALUE                                                    $247,500,000
 PROPERTY MANAGEMENT                         Newmark & Company Real Estate, Inc.
 UW ECONOMIC OCCUPANCY                                                     95.8%
 UW REVENUES                                                         $25,418,923
 UW TOTAL EXPENSES                                                   $12,566,214
 UW NET OPERATING INCOME (NOI)                                       $12,852,709
 UW NET CASH FLOW (NCF)                                              $11,737,185

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

BB&T CAPITAL MARKETS                CREDIT SUISSE                         NOMURA
                                      102

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------
                             THE PARAMOUNT BUILDING
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        % OF
                                  RATINGS(1)     NET RENTABLE    % OF NET       BASE    ANNUAL BASE  TOTAL ANNUAL
               TENANT         MOODY'S/S&P/FITCH    AREA (SF)  RENTABLE AREA   RENT PSF      RENT      BASE RENT     LEASE EXPIRATION
----------------------------- ----------------- ------------- -------------- --------- ------------ ------------- ------------------

MAJOR TENANTS
 New York City Off-Track
   Betting ..................      NR/NR/NR         148,748        23.3%      $23.58    $ 3,507,003      16.4%       June 2010(2)
 Hard Rock Cafe .............      NR/NR/NR          44,970         7.0       $57.31      2,577,061      12.0        January 2021
 Atkinson Koven Feinberg
 Engineers ..................      NR/NR/NR          38,025         6.0       $25.28        961,300       4.5        October 2014
 Hardesty & Hanover .........      NR/NR/NR          35,250         5.5       $27.14        956,664       4.5     Multiple Spaces(3)
 Voltage Video ..............      NR/NR/NR          22,596         3.5       $23.19        523,890       2.4     Multiple Spaces(4)
                                                    -------       -----                 -----------     -----
 TOTAL MAJOR TENANTS ........                       289,589        45.3%      $29.44    $ 8,525,918      39.8%
NON-MAJOR TENANTS ...........                       341,161        53.4       $37.80     12,894,959      60.2
                                                    -------       -----                 -----------     -----
OCCUPIED TOTAL ..............                       630,750        98.8%      $33.96    $21,420,877     100.0%
VACANT SPACE ................                         7,816         1.2
                                                    -------       -----
PROPERTY TOTAL ..............                       638,566       100.0%
                                                    =======       =====

(1)   Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)   In addition to the 148,748 square feet that expires in June 2010, the tenant pays $2,400 in annual base rent for an unspecified amount of storage space at the mortgaged property. The storage space expires on a month-to-month basis.
(3)   Under the terms of multiple leases, approximately 317 square feet expire on a month-to-month basis, approximately 380 square feet expire in
      October 2007 and approximately 34,553 square feet expire in December
      2018.
(4)   Under the terms of multiple leases, approximately 949 square feet expire on a month-to-month basis and approximately 21,647 square feet expire in
      November 2011.

------------------------------------------------------------------------------------------------------------------------------------
                                                      LEASE EXPIRATION SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------
                 # OF LEASES     WA BASE RENT/SF   TOTAL SF     % OF TOTAL SF   CUMULATIVE % OF     % OF BASE      CUMULATIVE % OF
     YEAR          EXPIRING          EXPIRING      EXPIRING       EXPIRING*       SF ROLLING*     RENT ROLLING*   BASE RENT ROLLING*
-------------   -------------   ----------------- ----------   --------------- ----------------- --------------- -------------------

     2006            33               $32.01        44,938            7.0%             7.0%             6.7%              6.7%
     2007            15               $52.75        21,994            3.4%            10.5%             5.4%             12.1%
     2008            14               $32.02        20,124            3.2%            13.6%             3.0%             15.1%
     2009            13               $34.13        32,093            5.0%            18.7%             5.1%             20.3%
     2010            20               $26.56       204,927           32.1%            50.8%            25.4%             45.7%
     2011            11               $33.03        46,616            7.3%            58.1%             7.2%             52.9%
     2012             5               $32.06        18,867            3.0%            61.0%             2.8%             55.7%
     2013             4               $64.52        23,726            3.7%            64.7%             7.1%             62.8%
     2014             5               $31.64        53,648            8.4%            73.1%             7.9%             70.7%
     2015             2               $29.24         9,807            1.5%            74.7%             1.3%             72.1%
     2016             2               $25.25        28,546            4.5%            79.1%             3.4%             75.4%
 Thereafter           8               $41.92       125,464           19.6%            98.8%            24.6%            100.0%
   Vacant             0                 NA           7,816            1.2%           100.0%             0.0%            100.0%

* Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

BB&T CAPITAL MARKETS                CREDIT SUISSE                         NOMURA
                                      103

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------
                                SHERRY LANE PLACE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                   Wachovia
 CUT-OFF DATE BALANCE                                                $39,000,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    1.4%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                        Acquisition
 SPONSOR                                          JPMorgan Investment Management
 TYPE OF SECURITY                                                            Fee
 MORTGAGE RATE                                                            5.930%
 MATURITY DATE                                                    April 11, 2016
 AMORTIZATION TYPE                                                       Balloon
 INTEREST-ONLY PERIOD                                                         12
 ORIGINAL TERM / AMORTIZATION                                          120 / 360
 REMAINING TERM / AMORTIZATION                                         119 / 360
 LOCKBOX                                                                     Yes

 UP-FRONT RESERVES
  ENGINEERING                   $2,585

 ONGOING MONTHLY RESERVES
  TAX/INSURANCE(1)              Springing
  REPLACEMENT(2)                Springing
  TI/LC(3)                      Springing

 ADDITIONAL FINANCING(4)                                                    None

 CUT-OFF DATE BALANCE                                                $39,000,000
 CUT-OFF DATE BALANCE/SF                                                    $136
 CUT-OFF DATE LTV                                                          62.4%
 MATURITY DATE LTV                                                         54.1%
 UW DSCR ON NCF                                                            1.20x

(1)   Onging monthly tax and insurance reserves will be required upon an event of default and certain other conditions as specified in the related
      Mortgage Loan documents.
(2)   Ongoing monthly replacement reserves in the amount of $4,774 will be required upon an event of default and certain other conditions as described in the related Mortgage Loan documents.
(3)   A monthly TI/LC reserve in the amount of $23,869 will be required upon an event of default and certain other conditions as set forth in the related
      Mortgage Loan documents.
(4)   Future mezzanine debt is permitted subject to, among other criteria specified in the related Mortgage Loan documents, a maximum combined LTV ratio of 75.0% as described in the related Mortgage Loan documents.

                      [PHOTO OF SHERRY LANE PLACE OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                                1
 LOCATION                                                             Dallas, TX
 PROPERTY TYPE                                                     Office -- CBD
 SIZE (SF)                                                               286,429
 OCCUPANCY AS OF DECEMBER 8, 2005                                          84.2%
 YEAR BUILT / YEAR RENOVATED                                           1982 / NA
 APPRAISED VALUE                                                     $62,500,000
 PROPERTY MANAGEMENT                        Cottonwood Partners Management, LTD.
 UW ECONOMIC OCCUPANCY                                                     85.0%
 UW REVENUES                                                          $7,174,424
 UW TOTAL EXPENSES                                                    $3,498,223
 UW NET OPERATING INCOME (NOI)                                        $3,676,200
 UW NET CASH FLOW (NCF)                                               $3,330,560

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

BB&T CAPITAL MARKETS                CREDIT SUISSE                         NOMURA
                                      104

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------
                                SHERRY LANE PLACE
--------------------------------------------------------------------------------

                                                          TENANT SUMMARY
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      % OF TOTAL
                              RATINGS*       NET RENTABLE      % OF NET     BASE RENT      ANNUAL     ANNUAL BASE
           TENANT        MOODY'S/S&P/FITCH     AREA (SF)    RENTABLE AREA      PSF       BASE RENT       RENT      LEASE EXPIRATION
------------------------ -----------------  -------------- --------------- ----------- ------------- ------------ -----------------

MAJOR TENANTS
 Bank of Texas .........    Baa1/BBB+/A-         43,851          15.3%      $25.50      $1,118,011        18.9%       May 2011
 Abby Office Centers ...      NR/NR/NR           17,580           6.1       $23.00         404,340         6.8      November 2008
 Park City Club ........      NR/NR/NR           16,657           5.8       $22.50         374,783         6.3      December 2017
 Morgan Keegan .........     Aa3/A+/A+           16,509           5.8       $25.84         426,593         7.2      December 2008
 Palmer & Cay ..........     Aa3/A+/AA-          14,297           5.0       $27.42         392,080         6.6      October 2010
                                                 ------         -----                   ----------       -----
 TOTAL MAJOR TENANTS ...                        108,894          38.0%      $24.94      $2,715,806        45.9%
NON-MAJOR TENANTS ......                        132,389          46.2       $24.21       3,205,037        54.1
                                                -------         -----                   ----------       -----
OCCUPIED TOTAL .........                        241,283          84.2%      $24.54      $5,920,843       100.0%
VACANT SPACE ...........                         45,146          15.8
                                                -------         -----
PROPERTY TOTAL .........                        286,429         100.0%
                                                =======         =====

*     Certain ratings are those of the parent company whether or not the parent guarantees the lease.

                                                   LEASE EXPIRATION SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------
                # OF LEASES   WA BASE RENT/SF   TOTAL SF   % OF TOTAL SF   CUMULATIVE % OF       % OF BASE        CUMULATIVE % OF
     YEAR         EXPIRING        EXPIRING      EXPIRING     EXPIRING*       SF ROLLING*       RENT ROLLING*     BASE RENT ROLLING*
-------------- ------------- ----------------- ---------- --------------- -----------------   ---------------   --------------------

     2006           10             $21.93        12,552          4.4%             4.4%               4.6%                4.6%
     2007           13             $23.60        20,081          7.0%            11.4%               8.0%               12.7%
     2008           12             $24.61        62,213         21.7%            33.1%              25.9%               38.5%
     2009           10             $23.97        36,776         12.8%            46.0%              14.9%               53.4%
     2010           10             $26.04        34,733         12.1%            58.1%              15.3%               68.7%
     2011           12             $25.40        58,271         20.3%            78.4%              25.0%               93.7%
     2012            0              $0.00             0          0.0%            78.4%               0.0%               93.7%
     2013            0              $0.00             0          0.0%            78.4%               0.0%               93.7%
     2014            0              $0.00             0          0.0%            78.4%               0.0%               93.7%
     2015            0              $0.00             0          0.0%            78.4%               0.0%               93.7%
     2016            0              $0.00             0          0.0%            78.4%               0.0%               93.7%
  Thereafter         2             $22.50        16,657          5.8%            84.2%               6.3%              100.0%
    Vacant           0              NA           45,146         15.8%           100.0%               0.0%              100.0%

*     Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

BB&T CAPITAL MARKETS                CREDIT SUISSE                         NOMURA
                                      105

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------
                            WILSHIRE ROXBURY BUILDING
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                   Wachovia
 CUT-OFF DATE BALANCE                                                $35,789,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    1.3%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                        Acquisition
 SPONSORS                                          KWI Property Fund I, L.P. and
                                                       KW Property Fund II, L.P.
 TYPE OF SECURITY                                                            Fee
 MORTGAGE RATE                                                            6.370%
 MATURITY DATE                                                      May 11, 2011
 AMORTIZATION TYPE                                                 Interest-Only
 INTEREST-ONLY PERIOD                                                         60
 ORIGINAL TERM / AMORTIZATION                                            60 / IO
 REMAINING TERM / AMORTIZATION                                           60 / IO
 LOCKBOX                                                                    None

 UP-FRONT RESERVES
   TAX/INSURANCE           Yes
   TI/LC                     $341,000
   REPLACEMENT             $1,000,000
   CNB RESERVE             $1,538,000

 ONGOING MONTHLY RESERVES
   TAX/INSURANCE           Yes
   REPLACEMENT                 $1,436

 ADDITIONAL FINANCING                                                       None

 CUT-OFF DATE BALANCE                                                $35,789,000
 CUT-OFF DATE BALANCE/SF                                                    $332
 CUT-OFF DATE LTV                                                          70.2%
 MATURITY DATE LTV                                                         70.2%
 UW DSCR ON NCF                                                            1.29x

                  [PHOTO OF WILSHIRE ROXBURY BUILDING OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                                1
 LOCATION                                                      Beverly Hills, CA
 PROPERTY TYPE                                                Office -- Suburban
 SIZE (SF)                                                               107,664
 OCCUPANCY AS OF MARCH 31, 2006                                            92.9%
 YEAR BUILT / YEAR RENOVATED                                         1973 / 2005
 APPRAISED VALUE                                                     $51,000,000
 PROPERTY MANAGEMENT                             Kennedy-Wilson Properties, Ltd.
 UW ECONOMIC OCCUPANCY                                                     95.0%
 UW REVENUES                                                          $4,715,288
 UW TOTAL EXPENSES                                                    $1,763,437
 UW NET OPERATING INCOME (NOI)                                        $2,951,852
 UW NET CASH FLOW (NCF)                                               $2,951,852

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

BB&T CAPITAL MARKETS                CREDIT SUISSE                         NOMURA
                                      106

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25

--------------------------------------------------------------------------------
                        WILSHIRE ROXBURY BUILDING
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          % OF TOTAL
                                     RATINGS*      NET RENTABLE     % OF NET     BASE RENT   ANNUAL BASE     ANNUAL        LEASE
TENANT                          MOODY'S/S&P/FITCH    AREA (SF)   RENTABLE AREA      PSF          RENT      BASE RENT     EXPIRATION
------------------------------ ------------------- ------------ --------------- ----------- ------------- ----------- --------------

MAJOR TENANTS
 Synergy Workplaces ..........       NR/NR/NR          25,602         23.8%      $38.15      $  976,800       24.7%    January 2016
 City National Bank ..........       A3/A-/A-          24,641         22.9       $42.00       1,034,922       26.2    September 2008
 EH World ....................       NR/NR/NR           8,935          8.3       $43.20         385,992        9.8     October 2014
 John Paul Mitchell Systems ..       NR/NR/NR           8,214          7.6       $39.96         328,231        8.3     November 2013
 Behr, Abrahmson Kaller, LLP .       NR/NR/NR           6,979          6.5       $39.60         276,368        7.0     November 2010
                                                       ------        -----                   ----------      -----
 TOTAL MAJOR TENANTS .........                         74,371         69.1%      $40.37      $3,002,314       75.9%
NON-MAJOR TENANTS ............                         25,622         23.8       $37.21         953,303       24.1
                                                       ------        -----                   ----------      -----
OCCUPIED TOTAL ...............                         99,993         92.9%      $39.56      $3,955,617      100.0%
VACANT SPACE .................                          7,671          7.1
                                                       ------        -----
PROPERTY TOTAL ...............                        107,664        100.0%
                                                      =======        =====

* Certain ratings are those of the parent whether or not the parent guarantees the lease.

------------------------------------------------------------------------------------------------------------------------------------
                                                      LEASE EXPIRATION SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------
               # OF LEASES    WA BASE RENT/SF    TOTAL SF    % OF TOTAL SF    CUMULATIVE % OF      % OF BASE       CUMULATIVE % OF
     YEAR        EXPIRING         EXPIRING       EXPIRING      EXPIRING*        SF ROLLING*      RENT ROLLING*    BASE RENT ROLLING*
------------- -------------  -----------------  ----------  ---------------  -----------------  ---------------  -------------------

     2006           3              $3.53           1,529           1.4%              1.4%              0.1%               0.1%
     2007           0              $0.00               0           0.0%              1.4%              0.0%               0.1%
     2008           2             $42.00          24,641          22.9%             24.3%             26.2%              26.3%
     2009           1             $42.52           3,335           3.1%             27.4%              3.6%              29.9%
     2010           4             $39.59          13,504          12.5%             39.9%             13.5%              43.4%
     2011           1             $39.60             982           0.9%             40.9%              1.0%              44.4%
     2012           0             $ 0.00               0           0.0%             40.9%              0.0%              44.4%
     2013           4             $40.14          10,385           9.6%             50.5%             10.5%              54.9%
     2014           1             $43.20           8,935           8.3%             58.8%              9.8%              64.7%
     2015           2             $37.95          11,080          10.3%             69.1%             10.6%              75.3%
     2016           3             $38.15          25,602          23.8%             92.9%             24.7%             100.0%
 Thereafter         0              $0.00               0           0.0%             92.9%              0.0%             100.0%
    Vacant          0               NA             7,671           7.1%            100.0%              0.0%             100.0%

* Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

BB&T CAPITAL MARKETS                CREDIT SUISSE                         NOMURA
                                      107

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------
                            WYNDHAM HOTEL GREENSPOINT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                   Wachovia
 CUT-OFF DATE BALANCE                                                $34,000,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    1.2%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                          Refinance
 SPONSOR                                                  Sunstone Pledgeco, LLC
 TYPE OF SECURITY                                                            Fee
 MORTGAGE RATE                                                            5.660%
 MATURITY DATE                                                    March 11, 2016
 AMORTIZATION TYPE                                                       Balloon
 INTEREST-ONLY PERIOD                                                         36
 ORIGINAL TERM / AMORTIZATION                                          120 / 360
 REMAINING TERM / AMORTIZATION                                         118 / 360
 LOCKBOX                                                                     Yes
 SHADOW RATING(1) (FITCH / MOODY'S)                                  BBB+ / Baa1

 UP-FRONT RESERVES
   TAX                                   Yes

 ONGOING MONTHLY RESERVES
   TAX/INSURANCE(2)                      Yes
   REPLACEMENT(3)                        Yes
   EXCESS CASH                     Springing

 ADDITIONAL FINANCING                                                       None

 CUT-OFF DATE BALANCE                                                $34,000,000
 CUT-OFF DATE BALANCE/ROOM                                               $72,034
 CUT-OFF DATE LTV                                                          40.6%
 MATURITY DATE LTV                                                         36.4%
 UW DSCR ON NCF                                                            3.52x

(1)   Fitch and Moody's have confirmed that the Wyndham Hotel Greenspoint Loan has, in the context of its inclusion in the Trust Fund, credit characteristics consistent with an investment grade obligation.
(2)   Monthly insurance escrows shall be required if (i) insurance is not provided under a blanket insurance policy, (ii) evidence that insurance premiums have been paid is not provided to the mortgagee, or (iii) if valid certificates of insurance for the policies are not provided as described in the related Mortgage Loan documents.
(3)   Monthly replacement reserve is defined as 4% of monthly revenue for the month occuring two calendar months prior to the payment date or the actual reserve required under formalized agreement.

                  [PHOTO OF WYNDHAM HOTEL GREENSPOINT OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                                1
 LOCATION                                                            Houston, TX
 PROPERTY TYPE                                       Hospitality -- Full Service
 SIZE (ROOMS)                                                                472
 OCCUPANCY AS OF DECEMBER 31, 2005*                                        86.3%
 YEAR BUILT / YEAR RENOVATED                                         1984 / 2005
 APPRAISED VALUE                                                     $83,810,000
 PROPERTY MANAGEMENT                             Sunstone Hotel Properties, Inc.
 UW ECONOMIC OCCUPANCY                                                     88.0%
 UW REVENUES                                                         $27,976,614
 UW TOTAL EXPENSES                                                   $18,667,638
 UW NET OPERATING INCOME (NOI)                                        $9,308,976
 UW NET CASH FLOW (NCF)                                               $8,288,389

*     Based on the trailing 12-month period ending December 31, 2005.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

BB&T CAPITAL MARKETS                CREDIT SUISSE                         NOMURA
                                      108

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------
                            WYNDHAM HOTEL GREENSPOINT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                FACILITY SUMMARY
--------------------------------------------------------------------------------
 GUESTROOM MIX                                                     NO. OF ROOMS
---------------------------------------                            -------------
 EXECUTIVE KING .......................                                     156
 STANDARD KING ........................                                      54
 DOUBLE/DOUBLE ........................                                     220
 PARLOR ...............................                                      13
 PRESIDENTIAL SUITE ...................                                       3
 JR. SUITE ............................                                      26
                                                                         ------
   TOTAL ..............................                                     472
                                                                         ======
 BALLROOM SPACES                                                    SQUARE FEET
---------------------------------------                            -------------
 RAPHAEL BALLROOM .....................                                  15,200
 WEDGEWOOD ROOM .......................                                   4,200
 SALONS ...............................                                   6,271
 CAMPOBELLO ROOM ......................                                   1,100
 GALLERY ..............................                                   3,992
 PINNACLE SUITE .......................                                     861
                                                                         ------
   TOTAL ..............................                                  31,624
                                                                         ======
 FOOD AND BEVERAGE
---------------------------------------
 STEAK & CHOP HOUSE
 BAY TREE
 STARBUCK'S COFFEE
 THE CRUCIBLE SPORTS BAR
 OTHER AMENITIES
---------------------------------------
 OUTDOOR POOL, EXERCISE CENTER, AIRPORT
 SHUTTLE, GIFT SHOP, RENTAL CAR AGENCY,

 CONFERENCE CENTER
 GUEST LAUNDRY

--------------------------------------------------------------------------------
                               FINANCIAL SCHEDULE
--------------------------------------------------------------------------------
 YEAR .................................                                     2005
 LATEST PERIOD ........................                                     2005
 OCCUPANCY ............................                                    86.3%
 ADR ..................................                                   $93.64
 REVPAR ...............................                                   $80.81
 UW OCCUPANCY .........................                                    88.0%
 UW ADR ...............................                                   $98.11
 UW REVPAR ............................                                   $86.34

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

BB&T CAPITAL MARKETS                CREDIT SUISSE                         NOMURA
                                      109

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------
                            SHOPPES AT NORTH VILLAGE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               LOAN INFORMATION
--------------------------------------------------------------------------------
 MORTGAGE LOAN SELLER                                                   Wachovia
 CUT-OFF DATE BALANCE                                               $30,856,000
 PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    1.1%
 NUMBER OF MORTGAGE LOANS                                                      1
 LOAN PURPOSE                                                        Acquisition
 SPONSOR                                              Equity Fund Advisors, Inc.
 TYPE OF SECURITY                                                            Fee
 MORTGAGE RATE                                                            5.150%
 MATURITY DATE                                                 November 11, 2015
 AMORTIZATION TYPE                                             Interest-Only ARD
 INTEREST-ONLY PERIOD                                                        120
 ORIGINAL TERM / AMORTIZATION                                           120 / IO
 REMAINING TERM / AMORTIZATION                                          114 / IO
 LOCKBOX                                                               Springing
 UP-FRONT RESERVES
  TI/LC                           $250,000
 ONGOING MONTHLY RESERVES
  TAX/INSURANCE(1)                Springing
  REPLACEMENT                     Springing
  TI/LC(2)                              Yes
 ADDITIONAL FINANCING                                                       None
 CUT-OFF DATE BALANCE                                                $30,856,000
 CUT-OFF DATE BALANCE/SF                                                    $136
 CUT-OFF DATE LTV                                                          63.6%
 MATURITY DATE LTV                                                         63.6%
 UW DSCR ON NCF                                                            1.67x

(1)   Ongoing monthly tax and insurance reserves will be required upon an event of default.
(2)   From August 11, 2014 through March 11, 2015 mortgagee must deposit the lesser of $93,750 or 1/8th of the difference between $750,000 and the balance of the reserve on July 11, 2014.

                  [PHOTO OF SHOPPES AT NORTH VILLAGE OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 NUMBER OF MORTGAGED PROPERTIES                                                1
 LOCATION                                                       Saint Joseph, MO
 PROPERTY TYPE                                                Retail -- Anchored
 SIZE (SF)                                                               226,160
 OCCUPANCY AS OF SEPTEMBER 30, 2005                                        95.0%
 YEAR BUILT / YEAR RENOVATED                                           2005 / NA
 APPRAISED VALUE                                                    $48,500,000
 PROPERTY MANAGEMENT                                  Equity Fund Advisors, Inc.
 UW ECONOMIC OCCUPANCY                                                     95.0%
 UW REVENUES                                                         $4,069,706
 UW TOTAL EXPENSES                                                   $1,311,155
 UW NET OPERATING INCOME (NOI)                                       $2,758,550
 UW NET CASH FLOW (NCF)                                              $2,650,233

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

BB&T CAPITAL MARKETS              CREDIT SUISSE                         NOMURA

                                       110

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------
                         SHOPPES AT NORTH VILLAGE
--------------------------------------------------------------------------------

                                                          TENANT SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       % OF TOTAL
                               RATINGS*       NET RENTABLE      % OF NET     BASE RENT      ANNUAL     ANNUAL BASE
           TENANT         MOODY'S/S&P/FITCH     AREA (SF)    RENTABLE AREA      PSF       BASE RENT       RENT      LEASE EXPIRATION
------------------------ ------------------- -------------- --------------- ----------- ------------- ------------ -----------------

MAJOR TENANTS
 Hollywood Theatre .....       NR/NR/NR           30,000          13.3%        $14.50    $  435,000        15.0%      April 2020
 TJ Maxx ...............       A3/A/NR            28,000          12.4          $8.00       224,000         7.7        May 2015
 Michaels ..............      Ba1/NR/NR           21,300           9.4          $9.50       202,350         7.0        June 2015
 Bed Bath & Beyond .....      NR/BBB/NR           20,000           8.8         $12.00       240,000         8.3      January 2016
 Best Buy ..............     NR/BBB/BBB+          20,000           8.8         $13.00       260,000         9.0      January 2016
                                                  ------         -----                   ----------       -----
 TOTAL MAJOR TENANTS ...                         119,300          52.8%        $11.41    $1,361,350        47.0%
NON-MAJOR TENANTS ......                          95,474          42.2         $16.06     1,533,460        53.0
                                                 -------         -----                   ----------       -----
OCCUPIED TOTAL .........                         214,774          95.0%        $13.48    $2,894,810       100.0%
VACANT SPACE ...........                          11,386           5.0
                                                 -------         -----
PROPERTY TOTAL .........                         226,160         100.0%
                                                 =======         =====

*     Certain ratings are those of the parent whether or not the parent guarantees the lease.

                                                   LEASE EXPIRATION SCHEDULE
-------------------------------------------------------------------------------------------------------------------------------
                # OF LEASES   WA BASE RENT/SF   TOTAL SF   % OF TOTAL SF   CUMULATIVE % OF     % OF BASE      CUMULATIVE % OF
     YEAR         EXPIRING        EXPIRING      EXPIRING     EXPIRING*       SF ROLLING*     RENT ROLLING*   BASE RENT ROLLING*
-------------- ------------- ----------------- ---------- --------------- ----------------- --------------- -------------------

     2006           0              $0.00              0          0.0%             0.0%             0.0%              0.0%
     2007           0              $0.00              0          0.0%             0.0%             0.0%              0.0%
     2008           0              $0.00              0          0.0%             0.0%             0.0%              0.0%
     2009           3             $23.84          4,460          2.0%             2.0%             3.7%              3.7%
     2010           7             $16.65         35,576         15.7%            17.7%            20.5%             24.1%
     2011           0              $0.00              0          0.0%            17.7%             0.0%             24.1%
     2012           0              $0.00              0          0.0%            17.7%             0.0%             24.1%
     2013           0              $0.00              0          0.0%            17.7%             0.0%             24.1%
     2014           1             $33.00          1,500          0.7%            18.4%             1.7%             25.9%
     2015           7             $11.88         86,238         38.1%            56.5%            35.4%             61.2%
     2016           3             $12.05         57,000         25.2%            81.7%            23.7%             85.0%
  Thereafter        1             $14.50         30,000         13.3%            95.0%            15.0%            100.0%
    Vacant          0               NA           11,386          5.0%           100.0%             0.0%            100.0%

*     Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

BB&T CAPITAL MARKETS                CREDIT SUISSE                         NOMURA
                                      111

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------
                   ADDITIONAL MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 o GENERAL. For a detailed presentation of certain characteristics of the
   Mortgage Loans and Mortgaged Properties, on an individual basis and in tabular format, see Annex A-1 to the Prospectus Supplement. See Annex A-2
   to the Prospectus Supplement for certain information regarding multifamily
   Mortgaged Properties. See Annex A-3 to the Prospectus Supplement for
   certain information with respect to capital improvement, replacement and tenant improvement reserve accounts. See Annex A-4 to the Prospectus
   Supplement for certain information relating to the commercial tenants of the Mortgaged Properties. See Annex A-5 to the Prospectus Supplement for
   certain information relating to cross-collateralized and cross-defaulted
   Mortgage Loans.

------------------------------------------------------------------------------------------------------------------------------------
                                                  SIGNIFICANT SPONSOR CONCENTRATION
------------------------------------------------------------------------------------------------------------------------------------
                           # OF LOANS/                                  % OF CUT-OFF       WEIGHTED        WEIGHTED      WEIGHTED
                            MORTGAGED                AGGREGATE CUT-OFF    DATE POOL    AVERAGE CUT-OFF    AVERAGE UW      AVERAGE
SPONSOR                     PROPERTIES LOAN NUMBERS     DATE BALANCE       BALANCE         DATE LTV      DSCR ON NCF   MORTGAGE RATE
-------------------------- ----------- ------------ ------------------ -------------- ----------------- ------------- --------------

David Lichtenstein .......     2 / 11     1, 24         $342,590,000             12.0%           79.9%         1.21x         5.556%
Joe Moinian ..............     2 / 2      3, 34         $196,200,000              6.9%           58.2%         1.47x         5.691%
DiamondRock Hospitality
  Limited Partnership and
  Bloodstone TRS, Inc. ...     1 / 1        2           $195,000,000              6.8%           64.6%         1.86x         5.877%

 o CROSS-COLLATERALIZED AND CROSS-DEFAULTED MORTGAGE LOANS. Two (2) groups of
   Mortgage Loans, representing approximately 1.1% of the Cut-Off Date Pool
   Balance, are cross-collateralized and/or cross-defaulted with one or more
   Mortgage Loans in the Mortgage Pool as indicated in Annex A-5 to the
   Prospectus Supplement. As of the Closing Date, no Mortgage Loan (other than the Co-Lender Loans described below) will be cross-collateralized or cross-defaulted with any loan that is not included in the Mortgage Pool. The
   Master Servicer or the Special Servicer, as the case may be, will determine whether to enforce the cross-default and/or cross-collateralization rights upon a Mortgage Loan default with respect to any of these Mortgage Loans. The
   Certificateholders will not have any right to participate in or control any such determination. No other Mortgage Loans are subject to cross-collateralization or cross-default provisions.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

BB&T CAPITAL MARKETS             CREDIT SUISSE                         NOMURA

                                      112

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
--------------------------------------------------------------------------------

ADDITIONAL MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 o SUBORDINATE FINANCING.

------------------------------------------------------------------------------------------------------------------------------------
                                                   EXISTING SUBORDINATE FINANCING
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               % OF CUT-OFF DATE
EXISTING SUBORDINATE FINANCING                              # OF LOANS       LOAN NUMBERS        POOL BALANCE
---------------------------------------------------------- ------------ --------------------- ------------------

Secured by Mortgaged Property ............................      1                44                   0.5%
Mezzanine Debt Secured by Ownership Interests in Borrower       6       3, 4, 5, 22, 25, 76          14.3%
Unsecured "Guarantor Obligation" .........................      1                63                   0.4%

------------------------------------------------------------------------------------------------------------------------------------
                                                    FUTURE SUBORDINATE FINANCING
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   % OF CUT-OFF DATE
FUTURE SUBORDINATE FINANCING                                      # OF LOANS               LOAN NUMBERS               POOL BALANCE
---------------------------------------------------------------- ------------ ------------------------------------ -----------------

Mezzanine Debt Secured by Ownership
Interests in Borrower ..........................................      15      1, 4, 8, 13, 16, 17, 22, 25, 28, 45,         25.8%
                                                                                         46, 51, 76, 81, 92
Secured by Mortgaged Property ..................................       1                         53                         0.5%
Unsecured or by Mezzanine Debt Secured by Ownership Interests in
  Borrower .....................................................       4                   21, 29, 42, 50                   3.0%

See "RISK FACTORS--Additional Debt on Some Mortgage Loans Creates Additional
                                        Risks" in the Prospectus Supplement.

------------------------------------------------------------------------------------------------------------------------------------
                                                     SUBORDINATE COMPANION LOANS
------------------------------------------------------------------------------------------------------------------------------------
                                                  CUT-OFF DATE   % OF CUT-OFF   CUT-OFF DATE SUBORDINATE
                                                     PRINCIPAL      DATE POOL           COMPANION
           MORTGAGE LOAN             LOAN NUMBER      BALANCE        BALANCE           LOAN BALANCE        PRIMARY SERVICER
----------------------------------- ------------- -------------- -------------- ------------------------- -----------------

Marriott -- Chicago, IL ...........        2       $195,000,000        6.8%            $25,000,000          Wachovia Bank
530 Fifth Avenue ..................        3       $175,000,000        6.1%            $25,000,000          Wachovia Bank
Hercules Plaza ....................        7        $77,892,043        2.7%            $19,993,033          Wachovia Bank
Brookside West ....................       71        $10,280,955        0.4%               $679,913          Wachovia Bank
Hilton Garden Inn -- Napa, CA .....       74         $9,910,219        0.3%               $744,820          Wachovia Bank
The Retreat Apartments ............       84         $7,560,000        0.3%               $472,500          Wachovia Bank
Weatherly Apartments ..............       89         $6,700,000        0.2%               $335,000          Wachovia Bank
Rao's City Views Apartment
  Building ........................       97         $6,100,000        0.2%               $400,000          Wachovia Bank

------------------------------------------------------------------------------------------------------------------------------------
                                                           PARI PASSU LOAN
------------------------------------------------------------------------------------------------------------------------------------
                                                   CUT-OFF DATE       % OF CUT-OFF DATE     % OF PARI PASSU      CONTROLLING
        MORTGAGE LOAN           LOAN NUMBER     PRINCIPAL BALANCE        POOL BALANCE             DEBT           TRANSACTION
----------------------------   -------------   -------------------   -------------------   -----------------   ---------------

Prime Outlets Pool .........          1           $315,340,000               11.0%                 50%          WBCMT 2006-C23

This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

BB&T CAPITAL MARKETS                CREDIT SUISSE                         NOMURA
                                      113

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C25
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This material is for your private information, and none of Wachovia Capital
Markets, LLC, BB&T Capital Markets, a division of Scott & Stringfellow, Inc.,
Credit Suisse Securities (USA) LLC or Nomura Securities International, Inc.
(collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission ("SEC")
for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.
You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The
Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury
Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

BB&T CAPITAL MARKETS                CREDIT SUISSE                         NOMURA
                                      114